DWS FUNDS

[Mail Date], 2008

Dear Shareholders,

You are being asked to vote on a number of proposals related to your DWS Fund(s). We would like to explain to you the background and nature of these proposals.

The current DWS Funds are the result of a series of mergers and acquisitions of several mutual fund families over the last two decades, including the fund families of Kemper, Scudder, Morgan Grenfell, Alex Brown, Bankers Trust and Deutsche. Due to these various transactions, there have been, and continue to be, structural and organization differences among the DWS Funds, including multiple Boards that oversee the DWS Funds. In addition, recent and contemplated retirements of several independent members of the Board that oversees your Fund(s) have created the need to fill vacancies on the Board to ensure it has a sufficient number of qualified individuals to adequately oversee your Fund(s) in the coming years. This proxy statement seeks shareholder approval for a number of proposals aimed at making the DWS Funds’ operations more efficient.

First, we recommend that you elect a slate of nominees that will oversee virtually all of the DWS Funds, including your Fund(s). Currently, there are two primary Boards that oversee the DWS Funds: the Board that oversees your DWS Fund(s), referred to as the Chicago Board, and the New York Board. (The geographic references in the preceding sentence indicate the location in which the Board of each DWS Fund historically has held most of its meetings.) We believe the consolidation of the Chicago Board and the New York Board provides an opportunity to fill the vacancies created by recent and contemplated retirements of several independent members of the Chicago Board with experienced individuals familiar with the DWS Funds and its management organizations. In addition, we believe the board consolidation will benefit the Chicago DWS Fund, including your Fund(s), through increased efficiency in fund operations and oversight.

The members of this consolidated Board, all but one independent of your Fund’s investment adviser, Deutsche Investment Management Americas Inc. (“DIMA”), collectively have over 120 years of experience as mutual fund Board Members and their backgrounds and experiences are both diverse and relevant to the variety of tasks and issues that face a mutual fund board.

In light of the high cost of soliciting votes from shareholders, DIMA proposed, and we agreed, that it would be in the Funds’ best interests to use this opportunity presented by the shareholder meeting to ask you to vote on certain other proposals. Consequently, in addition to voting for a consolidated Board, you are being asked to vote on several other proposals that would standardize and simplify fund documents, operations and policies.

We recommend that you approve an amended and restated investment management agreement between certain of your Fund(s) and DIMA. For most DWS Funds, DIMA currently provides both investment management and administrative services required for the operation of your Fund under a single management agreement with your Fund(s) (the “Current Management Agreement”). DIMA also provides accounting services to your Fund(s) pursuant to a separate accounting agreement (the “Accounting Agreement”). As part of an overall plan to standardize and add flexibility to the management agreements for all of the DWS Funds, DIMA proposed, and we agreed, that the Current Management Agreement be separated into two contracts; one covering only those services related to investment management (an “Amended Management Agreement”) and one covering both those administrative services currently provided under the Current Management Agreement and those accounting services currently provided under the Accounting Agreement (an “Administrative Services

Agreement”). Other DWS Funds already have this arrangement in place. The separate Administrative Services Agreement will provide the Board greater flexibility to make administrative changes without seeking shareholder approval, which is both expensive and time consuming. The aggregate fees paid by your Fund to DIMA will remain the same or be reduced under the Amended Management Agreement and Administrative Services Agreement.

We also recommend that you approve a policy that would permit DIMA, subject to approval of the Board and a majority of its independent members, to appoint and replace subadvisers or sub-subadvisers, and to materially amend the subadvisory agreement or sub-subadvisory agreement, as applicable, for each DWS Fund in the future without shareholder approval. If approved by each DWS Fund’s shareholders, the policy would apply to subadvisers and sub-subadvisers that are either (i) not affiliated with DIMA or (ii) wholly owned subsidiaries of DIMA.

In addition, we recommend that you approve changes to the fundamental investment policies regarding investments in commodities for certain DWS Funds managed by DIMA, which will simplify the process of monitoring compliance with the fundamental investment policies. These changes will provide the applicable DWS Funds with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law, but are not expected to have a material effect on the way the DWS Funds are currently managed.

We further recommend that you vote to approve changes to your Fund’s governing documents (in all but one case, a declaration of trust, and in one case, an articles of incorporation) that seek to standardize, to the extent possible, these documents across all DWS Funds to be overseen by the consolidated Board. We believe that it is in each Fund’s best interests to modernize its governing documents and make them as uniform as possible across all the DWS Funds. It is anticipated that the overall effect of these changes will be to make the administration of the DWS Funds more efficient and provide greater flexibility for the operations of the DWS Funds, within the limits of applicable law. Adoption of the changes to your Fund’s governing documents will not alter in any way the Board’s existing duties of care and loyalty, nor will your Fund’s current investments and investment policies change by virtue of the changes to your Fund’s governing documents.

Finally, with respect to DWS Balanced Fund only, we recommend you vote to approve a sub-advisory agreement between DIMA and Deutsche Asset Management International GmbH (“DeAMi”) as part of DIMA’s ongoing efforts to more effectively utilize its global investment organization and global investment management expertise. The sub-advisory agreement with DeAMi will allow for the transitioning of portfolio management of a portion of the large cap value allocation of the DWS Balanced Fund to Dr. Thomas Schuessler, an employee of DeAMi.

We ask that you vote in favor of each of these proposals.

Sincerely yours, Paul K. Freeman (Chair) John W. Ballantine Donald L. Dunaway James R. Edgar Robert B. Hoffman William McClayton Shirley D. Peterson Robert H. Wadsworth

Questions  & Answers

Q&A

Q.	Why am I receiving this proxy statement?
A.

As a result of the corporate history of the DWS Funds, there have been, and continue to be, structural and organizational differences among the DWS Funds, including multiple Boards that oversee the DWS Funds. In addition, recent and contemplated retirements of several independent members of the Board that oversees your Fund(s) have created the need to fill vacancies on the Board. Accordingly, this proxy statement seeks shareholder approval for a number of proposals aimed at making the DWS Funds’ operations more efficient, including:

•	election of a slate of nominees to a common Board that will oversee virtually all of the DWS Funds, including your Fund(s);
•	adoption of a common form of investment management agreement;
•	adoption of a subadviser approval policy;
•	adoption of a new commodity policy;
•	adoption of a common form of agreement and declaration of trust or articles of incorporation (“Charter Document”); and
•	adoption of a sub-advisory agreement (for DWS Balanced Fund only).

Each of the Proposals is described in more detail below.

After carefully reviewing the Proposals, your Fund’s Board has determined that these actions are in the best interests of your Fund. Your Fund’s Board unanimously recommends that you vote FOR the proposed slate of nominees to the Board and FOR each of the Proposals applicable to your Fund.

PROPOSAL TO ELECT BOARD MEMBERS

(All Funds)

Q.	Why am I being asked to vote for Board Members?
A.

Your Fund’s Board and the Board of certain other DWS Funds (“New York DWS Funds”) recommend that the Chicago DWS Funds (which include your Fund) and the New York DWS Funds be overseen by a consolidated slate of Board Members composed primarily of the same group of individuals. All nominees except for Axel Schwarzer, CEO of DWS Scudder, currently serve as “non-interested” Board Members (as that term is used in the 1940 Act) of your Fund or the New York DWS Funds (“Independent Board Members”). (The geographic references in the preceding sentence indicate the location in which the Board of each DWS Fund historically has held most of its meetings.) To accomplish this objective, the Board of each Chicago DWS Fund, including your Fund, has nominated, and is recommending that shareholders approve, a common, consolidated Board. In addition, the Board of the New York DWS Funds will appoint the continuing members of the Chicago DWS Funds to serve on a consolidated Board for the New York DWS Funds. As a result, the consolidated Board would oversee virtually all of the DWS Funds.

Q.	Why does my Fund’s Board recommend this Proposal?
A.

As noted above, recent and contemplated retirements of several independent members of the Board that oversees your Fund(s) have created the need to fill vacancies on the Board. The Board of your Fund(s) believes the consolidation of the Boards overseeing the DWS Funds provides an opportunity to fill these vacancies with experienced individuals familiar with the DWS Funds and its management organizations. In addition, the Board of your Fund(s) believes the board consolidation will benefit the Chicago DWS Funds through increased efficiency in fund operations and oversight.

PROPOSAL TO APPROVE AN AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

(DWS Balanced Fund, DWS Blue Chip Fund, DWS California Tax-Free Income Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, DWS High Income Fund, DWS New York Tax-Free Income Fund, DWS Strategic Income Fund, DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Target 2014 Fund, DWS Technology Fund, DWS U.S. Government Securities Fund)

Q.	Why am I being asked to vote on an Investment Management Agreement?
A.

The proposed Investment Management Agreement is part of a broader program initiated by Deutsche Investment Management Americas Inc. (“DIMA”), the Funds’ investment adviser, to simplify and to standardize the expense structures and related contracts for the DWS Funds. Currently, the management agreement for certain Funds includes the provision by DIMA of both investment advisory and administrative services, and the management fee payable by the fund compensates DIMA for both types of services. For other Funds, the provision of investment advisory services and administrative services are each covered under separate contracts with separate fees. For the Funds listed above, DIMA has proposed to divide the current management agreement into two separate agreements with two separate fees—an amended and restated agreement for investment advisory services and a new agreement for administrative services. You are being asked to vote on the proposed amended and restated Investment Management Agreement because the Investment Company Act of 1940, as amended (the “1940 Act”), requires shareholder approval of the Investment Management Agreement for your Fund. You are not being asked to vote on the proposed new administrative services agreement, which requires only Board approval.

Q.	Will the services provided and fees charged by DIMA change if shareholders approve the Investment Management Agreement?
A.

In the aggregate, the scope of services provided to your Fund by DIMA and the fees paid to DIMA would remain largely unchanged, although some Funds would see decreases in fees. For information regarding the effect of these changes on your Fund’s fees, please see the tables on pages ___-___.

Q.	Why does my Fund’s Board recommend this proposal?
A.

Your Fund’s Board believes that the amended and restated Investment Management Agreement would benefit your Fund because the Board would have greater flexibility to make future changes regarding your Fund’s administrative services arrangements that it believes to be in the best interests of the Funds without the time and expense of seeking shareholder approval. Under the terms of the amended arrangements, it would be possible for DIMA to propose, and the Board to approve (without shareholder approval), increases in the fees paid for administrative services.

Q.	What will happen if shareholders do not approve the Investment Management Agreement?
A.	If shareholders of your Fund do not approve the amended and restated Investment Management Agreement, DIMA will continue to manage your Fund pursuant to your Fund’s current management agreement.

PROPOSAL TO APPROVE A SUBADVISER APPROVAL POLICY

(ALL FUNDS)

Q.	Why am I being asked to vote on this proposal?
A.

DIMA is seeking to amend your Fund’s current policy on appointing and terminating subadvisers or sub-subadvisers and amending subadvisory agreements or sub-subadvisory agreements. Under the current policy, consistent with applicable law, shareholders must approve any subadvisory contract or sub-subadvisory contract with another investment adviser. The proposal, if adopted, would permit DIMA, subject to the approval of your Fund’s Board, including a majority of the Independent Board Members, and to the receipt of an exemptive order from the Securities and Exchange Commission, to engage in the following transactions without obtaining shareholder approval: (1) terminate a subadviser not affiliated with DIMA and hire another subadviser not affiliated with DIMA; (2) terminate a subadviser that is wholly owned by DIMA and hire another subadviser that is wholly owned by DIMA; (3) terminate a subadviser that is wholly owned by DIMA and hire a subadviser not affiliated with DIMA; (4) terminate a sub-subadviser not affiliated with DIMA and approve the subadviser hiring another sub-subadviser not affiliated with DIMA; (5) terminate a sub-subadviser that is wholly owned by DIMA and approve the subadviser hiring another sub-subadviser that is wholly owned by DIMA; or (6) materially amend an existing subadvisory agreement or sub-subadvisory agreement with a subadviser or sub-subadviser that is either (i) not affiliated with DIMA or (ii) wholly owned by DIMA.

Q.	Why did my Fund’s Board recommend this proposal?
A.

Your Fund’s Board recommends this proposal in order to provide DIMA with greater flexibility in selecting, supervising and evaluating subadvisers without incurring additional expense and potential delays in seeking shareholder approval, while remaining subject to Board oversight and supervision.

PROPOSAL TO APPROVE THE REVISION OF THE

FUNDAMENTAL INVESTMENT POLICY RELATING TO COMMODITIES

(DWS Balanced Fund, DWS Blue Chip Fund, DWS California Tax-Free Income Fund,

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund,

DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund,

DWS High Income Fund, DWS Large Cap Value Fund, DWS New York Tax-Free Income Fund,

DWS Strategic Income Fund, DWS Target 2008 Fund, DWS Target 2010 Fund,

DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund,

DWS Target 2014 Fund, DWS Technology Fund, DWS U.S. Government Securities Fund)

Q.	Why am I being asked to vote for the revision of my Fund’s fundamental investment policy?
A.

DIMA is seeking to revise your Fund’s current fundamental investment policy relating to commodities. In order to revise investment policies that are “fundamental” in nature, the 1940 Act requires shareholder approval.

Q.	Why did my Fund’s Board recommend this Proposal?
A.

Your Fund’s Board, together with DIMA, has reviewed each Fund’s fundamental investment policies with the goal of simplifying and conforming the fundamental investment policies of the various open-end funds managed by DIMA, which will simplify the process of monitoring compliance with the fundamental investment policies. This Proposal seeks shareholder approval of changes that are intended to further these goals and to provide each Fund, consistent with its investment objectives and strategies, with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

Q.	What effect would the revision to my Fund’s fundamental investment policy have on my Fund?
A.

The proposed revised fundamental investment policy does not affect the investment objective or strategies of your Fund, which would remain unchanged. The revised policy may give your Fund an increased ability to engage in certain activities relating to commodities. Because such activities are not currently contemplated by your Fund’s investment objectives or strategies, the proposed revisions are not expected to affect the manner in which your Fund is managed or the investment program of your Fund.

PROPOSAL TO APPROVE THE AMENDED AND RESTATED CHARTER DOCUMENT

(ALL FUNDS)

Q.	Why am I being asked to vote on this proposal?
A.	DIMA is seeking to amend your Fund’s current Charter Document. Under applicable state law, the proposed amendments require shareholder approval.
Q.	What is a Charter Document?
A.

A Charter Document is the constitutional document that governs the corporate actions of a fund. A Charter Document sets forth, among other things, details regarding the organization of the fund, shareholder rights, powers of the board of a fund and the characteristics of fund shares. Shareholders of funds that are part of a Massachusetts business trust (a “Trust”) will be asked to vote to approve an amended and restated declaration of trust (see Proposals IV.A and IV.B). Shareholders of funds that are part of DWS Value Series, Inc., a Maryland corporation (the

“Corporation”), will be asked to vote to approve articles of amendment and restatement (see Proposal IV.C). The notice for the upcoming special meeting indicates which funds are series of a Trust and which funds are series of the Corporation.

Q.	Why did my Fund’s Board recommend this Proposal?
A.

Your Fund’s Board believes that it is in the best interests of the Funds to use the opportunity presented by this shareholder meeting to modernize the Funds’ current Charter Documents and to make them as uniform as possible across all of the trusts and the corporations that the proposed consolidated Board would oversee. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and to provide more flexibility for the operations of the Funds, within the limits of applicable law.

Q.	What effect would the adoption of an amended and restated Charter Document have on my Fund?
A.

A description of the primary differences between your Fund’s current Charter Document and its amended and restated Charter Document is set forth in Proposal IV of the attached Proxy Statement. Adoption of an amended and restated Charter Document will not alter in any way the Board Members’ existing duties of care and loyalty, nor will your Funds’ current investments and investment policies change by virtue of the adoption of an amended and restated Charter Document.

PROPOSAL TO APPROVE THE SUB-ADVISORY AGREEMENT

BETWEEN DIMA AND DEAMI

(DWS Balanced Fund)

Q.	Why am I receiving this proxy statement?
A.

DIMA believes that the Fund can more effectively benefit from the global investment management expertise of Deutsche Asset Management by transitioning portfolio management of a portion of the large cap value allocation of the Fund to personnel at DIMA’s affiliate, Deutsche Asset Management International GmbH (“DeAMi”). To allow the Fund to benefit from this global expertise, DIMA recommended, and your Fund’s Board approved, a sub-advisory agreement between DIMA and DeAMi (the “Sub-Advisory Agreement”). Pursuant to the requirements of the 1940 Act, the Sub-Advisory Agreement is being submitted to shareholders for approval, and will become effective upon shareholder approval.

Q.	If the Sub-Advisory Agreement is approved by shareholders, will the investment advisor to the Fund remain the same?
A.	Yes. DIMA will remain as investment advisor to the Fund and in that capacity will oversee the management of the Fund’s assets by DeAMi.
Q.	Will the Sub-Advisory Agreement increase the management fee that shareholders pay?
A.	No, the fees paid to DeAMi for its sub-advisory services to the Fund will be paid by DIMA, not by the Fund.
Q.	What will happen if shareholders do not approve the Sub-Advisory Agreement?
A.	If shareholders of the Fund do not approve the Sub-Advisory Agreement, the Board will take action that it deems to be in the best interest of the Fund.

GENERAL

Q.	How can I vote?
A.	You can vote in any one of four ways:
(1)	Via the Internet, by going to the website listed on your proxy card;
(2)	By telephone, with a toll-free call to the number listed on your proxy card;
(3)	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or
(4)	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q.	Whom should I call for additional information about the attached proxy statement?
A.	Please call D.F. King & Co., your fund’s proxy solicitor, at 1-800-714-3305.

DWS Alternative Asset Allocation Plus Fund

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Core Plus Allocation Fund

DWS Disciplined Long/Short Growth Fund

DWS Disciplined Long/Short Value Fund

DWS Disciplined Market Neutral Fund

DWS Dreman Concentrated Value Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS High Income Fund

DWS Large Cap Value Fund

DWS LifeCompass Protect Fund

DWS LifeCompass Income Fund

DWS New York Tax-Free Income Fund

DWS Strategic Income Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

222 South Riverside Plaza, Chicago, IL 60606

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held March [___], 2008

This is the formal agenda for your Fund’s shareholder special meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of the DWS Funds listed above:

A special meeting of the shareholders of each DWS Fund listed above will be held March [___], 2008 at __:00 p.m. (Eastern time), at the offices of [Deutsche ________________, ____________________ _____________________________] (the “Meeting”), to consider the following (each a “Proposal”):

PROPOSAL I: (All Funds)	Election of Board Members

PROPOSAL  II.A:

(DWS Balanced Fund, DWS Blue Chip Fund, DWS California Tax-Free Income Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, DWS High Income Fund, DWS New York Tax-Free Income Fund, DWS Strategic Income Fund, DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Target 2014 Fund, DWS Technology Fund, DWS U.S. Government Securities Fund)

Approval of an Amended and Restated Investment Management Agreement
PROPOSAL II.B: (All Funds)	Approval of a Subadviser Approval Policy

PROPOSAL  III:
(DWS Balanced Fund, DWS Blue Chip Fund, DWS California Tax-Free Income Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, DWS High Income Fund, DWS Large Cap Value Fund, DWS New York Tax-Free Income Fund, DWS Strategic Income Fund, DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Target 2014 Fund, DWS Technology Fund, DWS U.S. Government Securities Fund)

Approval of a Revised Fundamental Investment Policy Regarding Commodities

PROPOSAL  IV.A:
(Each of the following Funds that are series of Massachusetts business trusts (“Trusts”): DWS Balanced Fund, DWS Blue Chip Fund, DWS California Tax-Free Income Fund, DWS High Income Fund, DWS LifeCompass Protect Fund, DWS LifeCompass Income Fund, DWS New York Tax-Free Income Fund, DWS Strategic Income Fund, DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Target 2014 Fund, DWS Technology Fund, DWS U.S. Government Securities Fund)

Approval of Amended and Restated Declarations of Trust

PROPOSAL  IV.B:
(All Funds that are series of DWS Equity Trust, including: DWS Alternative Asset Allocation Plus Fund, DWS Core Plus Allocation Fund, DWS Disciplined Long/Short Growth Fund, DWS Disciplined Long/Short Value Fund, DWS Disciplined Market Neutral Fund)

Approval of Amended and Restated Declaration of Trust

PROPOSAL  IV.C:
(All Funds that are series of DWS Value Series, Inc., a Maryland corporation (the “Corporation”), including: DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, DWS Large Cap Value Fund)

Approval of Articles of Amendment and Restatement
PROPOSAL V: (DWS Balanced Fund)	Approval of the Sub-Advisory Agreement Between DIMA and DeAMi

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the DWS Funds listed above at the close of business on [Record Date], 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal for any Fund is not obtained at its Meeting, the persons named as proxies may propose one or more adjournments of the Fund’s Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

This notice and the related proxy material first are being mailed to shareholders on or about [Mail Date], 2008. This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Trustees/Directors

Paul K. Freeman (Chair)

John W. Ballantine

Donald L. Dunaway

James R. Edgar

Robert B. Hoffman

William McClayton

Shirley D. Peterson

Robert H. Wadsworth

[Effective Date], 2008

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on each Proposal applicable to your Fund. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. You may receive more than one proxy card because several shareholder special meetings are being held in connection with this proxy statement. If so, please return each one. If you have any questions, please call D.F. King & Co., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-800-714-3305), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.          Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.          Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3.          All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

[Effective Date ], 2008

GENERAL

This proxy statement (this “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees/Directors of each of the DWS Funds listed in the enclosed Notice of a Special Meeting of Shareholders (each a “Fund” and collectively, the “Funds”), to be held jointly at the offices of [Deutsche ________________, ______________________] on March [___], 2008 at _:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each a “Proposal” and collectively, the “Proposals”).

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”), is being mailed to shareholders on or about January __, 2008. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

In the descriptions of the Proposals below, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Funds whose shareholders are solicited by this Proxy Statement. In addition, for simplicity, actions may be described in this Proxy Statement as being taken by a Fund that is a series of a Massachusetts business trust or of DWS Value Series, Inc., a Maryland corporation, although all actions actually are taken by the Massachusetts business trust or DWS Value Series, Inc. on behalf of the applicable Fund. Each such Massachusetts business trust is referred to herein as a “Trust,” DWS Value Series, Inc. is referred to herein as the “Corporation” and the Trusts and the Corporation collectively are referred to as the “Company” or the “Companies.” The term “Board,” as used herein, refers to a board of trustees of a Trust, a board of directors of the Corporation or both, as applicable. The term “Board Member,” as used herein, refers to a person who serves as a trustee of a Trust (a “Trustee”) or a director of the Corporation (a “Director”).

The Meeting is being held to consider and to vote on the following Proposals for the Funds, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL I: (All Funds)	Election of Board Members

PROPOSAL  II.A:
(DWS Balanced Fund, DWS Blue Chip Fund, DWS California Tax-Free Income Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, DWS High Income Fund, DWS New York Tax-Free Income Fund, DWS Strategic Income Fund, DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Target 2014 Fund, DWS Technology Fund, DWS U.S. Government Securities Fund)

Approval of an Amended and Restated Investment Management Agreement
PROPOSAL II.B: (All Funds)	Approval of a Subadviser Approval Policy

PROPOSAL  III:
(DWS Balanced Fund, DWS Blue Chip Fund, DWS California Tax-Free Income Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, DWS High Income Fund, DWS Large Cap Value Fund, DWS New York Tax-Free Income Fund, DWS Strategic Income Fund, DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Target 2014 Fund, DWS Technology Fund, DWS U.S. Government Securities Fund)

Approval of a Revised Fundamental Investment Policy Regarding Commodities

PROPOSAL  IV.A:
(Each of the following Funds that are series of Massachusetts business trusts (“Trusts”): DWS Balanced Fund, DWS Blue Chip Fund, DWS California Tax-Free Income Fund, DWS High Income Fund, DWS LifeCompass Protect Fund, DWS LifeCompass Income Fund, DWS New York Tax-Free Income Fund, DWS Strategic Income Fund, DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Target 2014 Fund, DWS Technology Fund, DWS U.S. Government Securities Fund)

Approval of Amended and Restated Declarations of Trust

PROPOSAL  IV.B:
(All Funds that are series of DWS Equity Trust, including: DWS Alternative Asset Allocation Plus Fund, DWS Core Plus Allocation Fund, DWS Disciplined Long/Short Growth Fund, DWS Disciplined Long/Short Value Fund, DWS Disciplined Market Neutral Fund)

Approval of Amended and Restated Declaration of Trust

PROPOSAL  IV.C:
(All Funds that are series of DWS Value Series, Inc., a Maryland corporation (the “Corporation”), including: DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, DWS Large Cap Value Fund)

Approval of Articles of Amendment and Restatement

PROPOSAL V: (DWS Balanced Fund)	Approval of the Sub-Advisory Agreement Between DIMA and DeAMi

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Reports of the Funds, containing audited financial statements for the applicable fiscal years, and the most recent Semiannual Reports succeeding the Annual Reports of the Funds, when applicable (each, a “Report”), previously have been furnished to the Funds’ shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 222 South Riverside Plaza, Chicago, Illinois 60606-5808 (for all Classes), or by calling 1-800-621-1048 (Class  A, Class  B, Class  C, Class  R), 1-800-730-1313 (Institutional Class) or 1-800-728-3337 (Class  S). Reports also are available on the DWS website at www.dws-scudder.comor at the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov.

PROPOSAL  I

ELECTION OF BOARD MEMBERS

(ALL FUNDS)

The Board of each Fund is recommending that shareholders elect a slate of Board Members designed to achieve a consolidated Board for the Chicago DWS Funds (which include your Fund) and for certain other DWS Funds (the “New York DWS Funds”), each of which is listed on Exhibit A. (Geographic references merely indicate where the Board for each of these funds has historically held most of its meetings.)

The current DWS Funds are the result of a series of mergers and acquisitions of several mutual fund families over the last two decades, including the fund families of Kemper, Scudder, Morgan Grenfell, Alex Brown, Bankers Trust and Deutsche. Due to these various transactions, there have been, and continue to be, structural and organizational differences among the DWS Funds, including multiple Boards that oversee the DWS Funds. There are currently two primary Boards that oversee the DWS Funds: the Board that oversees your Fund(s), referred to as the Chicago Board; and the New York Board. The current Chicago Board is the result of the consolidation in 2000 of the two boards that originally oversaw the Kemper Funds. The current New York Board is the result of several board consolidations, most recently in 2006 between the boards that originally oversaw the Scudder Funds and the Deutsche Funds.

The Board of each Fund is submitting for election by shareholders of each Fund a slate of 13 individuals listed below under “Board Member Nominees” (the “nominees”). Four of the nominees currently serve as “non-interested” Board Members (as that term is used in the 1940 Act) of the Chicago DWS Funds and eight of the nominees currently serve as “non-interested” Board Members of the New York DWS Funds (“Independent Board Members”). Axel Schwarzer, CEO of DWS Scudder, the sole nominee who would be an interested Board Member by virtue of his positions with Deutsche Asset Management (“DeAM”). Mr. Schwarzer currently serves on the Boards of the Chicago closed-end DWS Funds and the New York DWS Funds.

Each of the current Chicago Board Members nominated for election by shareholders will also be appointed to the New York Board as of the time of the board consolidation. Upon completion of the board consolidation, each Board Member would serve on the Board of [51] registered trusts/corporations overseeing [134] funds in the current configuration of the DWS Funds complex.

Background

Recent and contemplated retirements of several Independent Board Members of the Chicago Board have caused the Chicago Board to explore adding new members. Specifically, in each of 2003 and 2006, one Independent Board Member retired. In 2005, two Independent Board Members retired. In 2008 and 2009, Robert B. Hoffman and Donald L. Dunaway, respectively, are scheduled to retire. As a result of these recent and anticipated retirements, the Chicago Board, would, absent further action, have only six Independent Board Members after 2009. (At the start of 2003, the Chicago Board had 10 Independent Board Members.) Accordingly, the Chicago Board began a process in 2006 of exploring the addition of new Board Members to ensure that the Chicago Board would have a sufficient number of qualified individuals to adequately oversee the DWS Funds in the coming years.

At a Board meeting in November 2006, Deutsche Investment Management Americas Inc. (“DIMA”), the Funds’ investment adviser, proposed to the Chicago Board that it consider consolidating with the New York Board. In response, the Board asked the Nominating and Governance Committee to identify and explore the potential benefits of a consolidated Board. To guide the Chicago Board in considering any board consolidation, the Chicago Board relied on two primary principles: (i) that any consolidation of the Boards overseeing the DWS Funds be in the best interests of the Chicago DWS Funds and (ii) that the mix of talents, backgrounds and interests of the members of the consolidated Board would be appropriate and the philosophies regarding board governance be compatible, so as to produce a well-functioning, effective Board.

In its consideration of the proposal, the Nominating and Governance Committee, among other things, reviewed the Investment Company Institute’s Independent Directors Council May 2005 Task Force Report on Director Oversight of Multiple Funds, which indicated “that it is generally far more efficient to have a single board review...common policies and procedures, and oversee common arrangements, than to have multiple boards to do so,” and that with a single board it is “easier to implement ... changes on a complex-wide basis than in a piecemeal fashion (which could easily occur if different boards were to come to different conclusions).”

In fulfilling the Nominating and Governance Committee’s assignment, representatives of the Chicago Board met with representatives of the New York Board on several occasions to discuss DIMA’s proposal and its potential benefits and to develop a process by which both the Chicago and New York Boards could work together to determine the desirability of the proposal, identify and address common issues and develop a mutually acceptable timeframe in which any such board consolidation could be implemented. During the course of the meetings, the representatives identified and discussed the potential benefits of consolidating the Chicago and New York Boards, which include the following: (i) the opportunity to fill vacancies on the Chicago Board due to recent and contemplated retirements of several Independent Board Members with experienced individuals familiar with the DWS Funds and its management organizations; (ii) more efficient use of portfolio managers, fund officers and management personnel and resources involved in Board meetings; (iii) more time for senior fund management to respond to Board requests; (iv) consistent and unified oversight of fund assets and operations; (v) standardization of policies among DWS Funds; (vi) more time for senior fund management to focus on investment performance, servicing shareholders and managing the business; (vii) more timely action on complex wide initiatives and issues; and (viii) the opportunity for a consolidated Board to establish uniform board and fund governance policies and compliance policies, reflective of the best practices of each individual Board and the industry.

With the assistance of counsel to the Independent Board Members, the New York and Chicago Boards developed a plan of consolidation to address the timing and terms of the proposed board consolidation.

On November 14, 2007, each of the Boards (i) determined that the formation of a consolidated Board was in the best interests of the Funds and (ii) approved a plan of consolidation outlining the process for implementing the board consolidation, and the Chicago Board determined to submit the slate of nominees listed below for election by Fund shareholders.

Board Considerations

The factors the Chicago Board considered in determining that a consolidated Board is in the best interests of the Funds include the following:

•

Board Vacancies. Board consolidation provides the opportunity to fill vacancies on the Chicago Board due to recent and contemplated retirements of several Independent Board Members with experienced individuals familiar with the DWS Funds and its management organizations.

•

Composition of the Consolidated Board. The Board considered the diversity and experience of the nominees that would comprise the consolidated Board. The Board noted that the nominees have distinguished careers in government, law, finance, academia and other areas and would bring a wide range of expertise to the expanded Board. In addition, all independent nominees have experience as Board Members overseeing other DWS Funds.

•	Board Leadership. The Board considered the continuing individual Board Members who are expected to serve as Chairman of the Board and Chairman of the various Board Committees.
•	Independence of Board Members. The Board considered that if elected, all but one of the nominees would be Independent Board Members of any DWS Fund they oversee.
•	Costs. The Board considered that DeAM agreed to pay or reimburse the Funds 10% of the aggregate proxy costs related to Board consolidation.
•

Service Providers. The Board considered that the Chicago DWS Funds would continue to retain the Funds’ independent registered public accounting firm, fund counsel and counsel to the Independent Board Members.

•	Standardization of Policies. The Board considered that the consolidated Board would provide the opportunity to establish uniform governance and compliance policies with respect to the DWS Funds.
•

Efficiency of Oversight. The Board considered that a consolidated Board would provide consistent oversight of the DWS Funds and their operations, would allow management to increase its responsiveness to Board requests and allow the Board and management to more efficiently address complex-wide initiatives and issues.

•

Efficient Use of Management Personnel. The Board considered that many portfolio managers and other officers for the Funds also act as portfolio managers and officers for other Chicago DWS Funds and for the New York DWS Funds. A consolidated Board would eliminate the need for the portfolio managers and other officers to prepare for and attend duplicative meetings, allowing such personnel more time to focus on the Funds’ business.

•

Size of the Consolidated Board. Recognizing that recent regulatory changes and the increasing complexities of the mutual fund business have substantially increased the responsibilities of mutual fund boards, the Board determined that a larger board would facilitate greater use of committees to review specific types of issues in greater detail and to develop greater expertise with respect to those issues. Because the consolidated Board would oversee a larger number of funds across which the expenses of the Board would be spread, the total cost to the Funds is not expected to change materially if shareholders elect all of the nominees.

Board Member Nominees

Information is provided below as of October 31, 2007 for each nominee for election at the Meeting. The first section of the table lists information for each nominee who is an Independent Board

Member nominee. Information for Mr. Schwarzer, who would be an interested Board Member by virtue of his positions with DeAM, appears in the second section of the table.

Each nominee elected to the Board at the Meeting will serve commencing on April 1, 2008 (or the date of election, if later) and until the next meeting of shareholders, if any, called for the purpose of electing Board Members and his or her successor has been duly elected and qualified, or until he or she resigns or is otherwise removed. Each nominee has indicated a willingness to serve if elected.

Name and Year of Birth(1)	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
Independent Board Member Nominees
John W. Ballantine (1946)

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank

Chicago Board Member since 1999.
Henry P. Becton, Jr. (1943)

Vice Chairman, WGBH Educational Foundation (formerly President 1984-2007). Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; PBS Foundation; and Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service

New York Board Member since 1990.[2]
Dawn-Marie Driscoll (1946)

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

New York Board Member since 1987,[2] Chairman since 2004.
Keith R. Fox (1954)

Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)

New York Board Member since 1996.[2]

Paul K. Freeman (1950)

Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).

Chicago Board Member since 2002, Chairperson since 2007.
Kenneth C. Froewiss (1945)

Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)

New York Board Member since 2001.[2]
Richard J. Herring (1946)

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)

New York Board Member since 1990.[2]
William McClayton (1944)

Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorships: Board of Managers, YMCA of Metropolitan Chicago; formerly, Trustee, Ravinia Festival.

Chicago Board Member since 2004.
Rebecca W. Rimel (1951)

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care (January 2007-June 2007)

New York Board Member since 1995.[2]
William N. Searcy, Jr. (1946)

Private investor since October 2003; Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003)

New York Board Member since 1993.[2]

Jean Gleason Stromberg (1943)

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

New York Board Member since 1997.[2]
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004.
Interested Board Member Nominee
Axel Schwarzer (1958)

Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

New York Board Member since 2006.

_____________

(1)

Unless otherwise indicated, the mailing address of each Board Member for the Chicago DWS Funds is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Unless otherwise indicated, the mailing address of each Board Member for the New York DWS Funds is c/o Dawn Marie-Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

(2)	Indicates the year in which the nominee joined the Board of one or more DWS Funds now overseen by the New York Board.

As reported to the Funds, Exhibit B to this Proxy Statement sets forth ownership by the nominees of shares of the Funds as of October 31, 2007.

Compensation of Trustees and Officers

Currently, the Funds each pay the Independent Board Members an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as a committee member, committee chairman and/or as the Independent Board chairman. DIMA pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Funds and receives a management fee for its services.

Exhibit C to this Proxy Statement sets forth compensation paid to each Board Member by each Fund for its most recently completed fiscal year and to each nominee by the DWS Funds complex (which includes other Chicago DWS Funds, the New York DWS Funds and other DWS Funds) for the calendar year ended December 31, 2006.

To facilitate the nomination of the consolidated Board, certain Independent Board Members of the Chicago DWS Funds agreed not to stand for re-election. Independent Board Members of the Chicago DWS Funds are not entitled to benefits under any pension or retirement plan. However, the Board of each Chicago DWS Fund determined that, particularly given the benefits that would accrue to the Chicago DWS Funds from the consolidation of the Boards, it was appropriate to provide the four Independent Board Members who were not standing for re-election for various Chicago DWS Funds a retirement agreement, the terms of which include a one-time benefit. Pursuant to a separate agreement between the Chicago DWS Funds and DIMA, DIMA has agreed to reimburse the Funds for the cost of such benefit, given that DIMA and its affiliates also expect to benefit from administrative efficiencies of a consolidated Board. Messrs. Dunaway, Edgar and Hoffman, and Ms. Peterson, the Independent Board Members who are not standing for re-election (each a “Non-Continuing Board Member”), will each receive a one-time retirement payment, the amount of the retirement payment is based on the product of (i) such individual’s current annual Board Member compensation times (ii) the lesser of five years or the number of years (and/or portion thereof) from the expected Consolidation Date to the date when such individual would reach the Funds’ mandatory retirement age. As DIMA will also benefit from the administrative efficiencies of a consolidated Board, DIMA has agreed to reimburse the Funds for the cost of the retirement payments. The amount to be received by each Non-Continuing Board Member is as follows: $354,375 in the aggregate for all the Chicago DWS Funds (between $64 and $68,321 per Fund) for Mr. Dunaway; $950,000 in the aggregate for all the Chicago DWS Funds (between $172 and $183,153 per Fund) for Mr. Edgar; $138,750 in the aggregate for all the Chicago DWS Funds (between $25 and $26,750 per Fund) for Mr. Hoffman; and $937,500 in the aggregate for all the Chicago DWS Funds (between $170 and $180,743 per Fund) for Ms. Peterson.

In addition to the one-time benefit, the retirement agreement and the related separate agreement between the DWS Chicago Funds and DIMA also provided the retiring Board Members of the Chicago DWS Funds certain assurances regarding continuation of insurance and indemnification rights as described below.

The Funds shall take all actions reasonably necessary to assure that the retirement agreement, the retirement of the Independent Board Member and/or the election or appointment of members of the consolidated Board shall not reduce or impair any rights of the Independent Board Member to indemnification, defense, advancement of expenses, or other rights, for or with respect to actual or threatened claims, liability, or expense that the Independent Board Member may incur or suffer arising from or with respect to the Independent Board Member’s service in such capacity, except to the extent that the consolidated board determines in the exercise of its duties to modify the rights of all board members, past and present, without distinction. It is understood that any such modification of rights shall not, without the written consent of the Independent Board Member, serve to modify any contractual rights that the Independent Board Member may have under any agreement to which the independent Board Member and the Funds are parties.

For the six-year period following the Consolidation Date, the Funds currently expect to maintain, D&O/E&O Insurance and IDL Insurance that is substantially equivalent in scope to the current coverage, and in amounts providing aggregate coverage with respect to the Funds and all funds overseen by the consolidated board of at least $100 million for D&O/E&O Insurance and at least $25 million for IDL Insurance; subject however to the right of the consolidated Board in the exercise of its duties to determine that a lower level of insurance coverage is in the best interests of the Funds provided that any such reduction in coverage apply equally to their present and former Board members.

Pursuant to the separate agreement, DIMA has agreed that the retirement of the Independent Board Members under the terms of the retirement agreements shall in no way affect or diminish the contractual rights of indemnification that the Independent

Board Members may have under any agreement of indemnification between an Independent Board Member and DIMA, including without limitation agreements of indemnification currently in effect with respect to matters related to market timing and matters related to merged or liquidated funds. Upon request made by any Independent Board Member, DIMA has agreed to execute a separate instrument confirming the existence and continuation of any such agreement of indemnification.

In addition, pursuant to the separate agreement, in the event that the consolidated Board determines to reduce insurance coverage below the minimum levels stated above, then DIMA at its expense will purchase excess insurance coverage for the benefit of the Independent Board Members sufficient to maintain such minimum coverage levels in place for the duration of the period specified in the retirement agreements, provided that in the event that such excess coverage is not available in the marketplace on commercially reasonable terms from a conventional third-party insurer, DIMA (or an affiliate of DIMA) may, at DIMA’s discretion and in lieu of purchasing such excess insurance coverage, elect instead to provide the Independent Board Members substantially equivalent protection in the form of a written indemnity or financial guaranty reasonably acceptable to each such independent Board Member.

DIMA shall reimburse all reasonable attorney fees, costs, and expenses that an independent Board Member incurs in connection with any demand, action, or proceeding to enforce the separate agreement directly against DIMA.

Certain Indemnification Arrangements

In addition to customary indemnification rights provided by the governing instruments of each Fund, Board Members may be eligible to seek indemnification from DIMA in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DIMA has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or DIMA (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their Board Members and officers, DIMA and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to Independent Board Members of funds that they have not engaged in conduct that would not entitle them to indemnification, DIMA has also agreed, subject to applicable law and regulation, to indemnify the Funds’ Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses to any Independent Board Member of a Fund: (1) with respect to any proceeding or action with respect to which the Fund’s Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Fund or its shareholders to which such Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of such Independent Board Member’s duties as a trustee or director of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to an Independent Board Member or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Funds.

For more information regarding pending regulatory and litigation matters, please see “Market Timing Related Regulatory and Litigation Matters” and “Other Regulatory Matters” in Proposal II.A.

In addition, Mr. Freeman, prior to his service as an Independent Board Member of the Funds, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DAMI”), an affiliate of DIMA, agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DAMI reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DAMI. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Officers

The officers of each Fund are set forth in Exhibit D hereto.

Board Structure

During calendar year 2006, the Board of each Fund met eight times. Each Board Member attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2006.

Because the Funds are not required to hold annual shareholder meetings under the 1940 Act, the Funds do not have a policy regarding Board Members’ attendance at annual shareholder meetings.

The Board of each Fund provides a process for shareholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to the Funds’ Secretary, Two International Place, Boston, Massachusetts 02110-4103, who will forward it to the Chairman of the Board (currently Mr. Freeman) if addressed to the Board, or to a specific Board Member if addressed to that Board Member.

Mr. Freeman has served as Chairman of the Board of the Chicago DWS Funds since January 2007. If Proposal I is approved by shareholders, it is anticipated that Ms. Driscoll will serve as Chairman of the consolidated Board and Mr. Freeman will serve as Vice Chairman. It is expected that Mr. Freeman will serve as Chairman of the consolidated Board, effective April 1, 2009, for an initial term of three years.

Each Fund currently has established the following seven standing committees: Audit Committee, Nominating and Governance Committee, Contract Review Committee, Equity Oversight Committee, Fixed-Income Oversight Committee, Operations Committee and Valuation Committee (each a “Committee”). For each Committee, each Board has adopted a written charter setting forth the Committee’s responsibilities. If Proposal I is approved by shareholders, it is anticipated that a Marketing and Shareholder Services Committee would also be established as a standing committee and the current

Valuation Committee would function as a subcommittee of the Operations Committee. In addition, the function and responsibility of each Committee may be revised as the consolidated Board deems appropriate. The function, membership and number of meetings held in calendar year 2006 for each Committee is discussed below. All Committee members are Independent Board Members.

Audit Committee. The Audit Committee makes recommendations regarding the selection of the independent registered public accounting firm for each Fund, confers with the independent registered public accounting firm regarding each Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives representations from the independent registered public accounting firm as to its independence. The Audit Committee held seven meetings during calendar year 2006. The current members of the Audit Committee are William McClayton (Chair), Donald L. Dunaway and Robert B. Hoffman. If Proposal I is approved by shareholders, the members of the Audit Committee are expected to be: William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr.

Nominating and Governance Committee. The Nominating and Governance Committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Governance Procedures and Guidelines. Each Fund’s Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, a copy of which is attached hereto as Exhibit O.

The Nominating and Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Board Members, including any recommendations by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Funds’ Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, Massachusetts 02110-4103. Suggestions for candidates must include a resume of the candidate.

The Nominating and Governance Committee’s principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration: (a) the Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience to enable the Board to provide effective oversight of a Fund’s regulatory and business issues, (b) candidates should exhibit high standards of personal integrity, commitment to representing shareholders and independence of thought and judgment, and (c) candidates should commit to dedicate sufficient time, energy and attention to ensure the diligent performance of all duties, including attendance at meetings of the Board and committees on which the Board Member serves and review in advance of all meeting materials.

The Nominating and Governance Committee held four meetings during calendar year 2006. The current members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. If Proposal I is approved by shareholders, the members of the Nominating and Governance Committee are expected to be Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton.

Contract Review Committee. The Contract Review Committee oversees the annual contract review process. The Contract Review Committee held two meetings during calendar year 2006. If Proposal I is approved by shareholders, it is anticipated that the Contract Review Committee will have increased and broader responsibilities and will change its name to the Contract Committee. It is expected that the Contract Committee will oversee all of the financial arrangements between the Funds and DeAM and its affiliates, as well as the proposed organization of new funds and proposed fund mergers and liquidations. The current members of the Contract Review Committee are Paul K. Freeman (Chair), John

W. Ballantine, Donald L. Dunaway, William McClayton and Robert H. Wadsworth. If Proposal I is approved by shareholders, the members of the Contract Committee are expected to be Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee. The Equity Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreements. The Equity Oversight Committee held five meetings during calendar year 2006. The current members of the Equity Oversight Committee are John W. Ballantine (Chair), James R. Edgar and Robert B. Hoffman. If Proposal I is approved by shareholders, the members of the Equity Oversight Committee are expected to be John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel.

Fixed-Income Oversight Committee. The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreements. The Fixed-Income Oversight Committee held five meetings during calendar year 2006. The current members of the Fixed-Income Oversight Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H. Wadsworth. If Proposal I is approved by shareholders, the members of the Fixed-Income Oversight Committee are expected to be William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth.

Operations Committee. The Operations Committee oversees the operations of the Funds, such as reviewing each Fund’s administrative fees and expenses, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. The Operations Committee held six meetings during calendar year 2006. If Proposal I is approved by shareholders, it is anticipated that the Operations Committee will have increased and broader responsibilities, including oversight of insurance, valuation, legal and compliance matters. Currently, the members of the Operations Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R. Edgar. If Proposal I is approved by shareholders, the members of the Operations Committee are expected to be Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr.

Valuation Committee. The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Funds’ securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The Valuation Committee held one meeting during calendar year 2006. Currently, the members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). If Proposal I is approved by shareholders, it is expected that the Valuation Committee would function as a subcommittee of the Operations Committee.

Marketing and Shareholder Services Committee. Once organized, the Marketing and Shareholder Services Committee is expected to oversee the (i) quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) marketing programs, sales practices and literature related to the Funds, and will review, among other things, quarterly 12b-1 reports and revenue sharing reports. If Proposal I is approved by shareholders, the members of the Marketing and Shareholder Services Committee are expected to be Richard J. Herring (Chair), Paul K. Freeman (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth.

Required Vote

All of the Funds within DWS Equity Trust and DWS Value Series, Inc., respectively, will vote together as a single class on the election of nominees. All other Funds will vote separately on the election of nominees. For each Fund or Company, as applicable, the election of a nominee requires the affirmative vote of a plurality of the shares represented in person or by proxy at the Meeting. The table below shows which Funds are series of which Companies.

Company	Funds
DWS Balanced Fund	DWS Balanced Fund
DWS Blue Chip Fund	DWS Blue Chip Fund
DWS Equity Trust	DWS Alternative Asset Allocation Plus Fund DWS Core Plus Allocation Fund DWS Disciplined Long/Short Value Fund DWS Disciplined Long/Short Growth Fund DWS Disciplined Market Neutral Fund
DWS High Income Series	DWS High Income Fund
DWS State Tax-Free Income Series	DWS California State Tax-Free Income Fund DWS New York State Tax-Free Income Fund
DWS Strategic Income Fund	DWS Strategic Income Fund
DWS Target Fund	DWS Target 2008 Fund DWS Target 2010 Fund DWS Target 2011 Fund DWS Target 2012 Fund DWS Target 2013 Fund DWS Target 2014 Fund DWS LifeCompass Protect Fund DWS LifeCompass Income Fund
DWS Technology Fund	DWS Technology Fund
DWS U.S. Government Securities Fund	DWS U.S. Government Securities Fund
DWS Value Series, Inc.	DWS Dreman Concentrated Value Fund DWS Dreman High Return Equity Fund DWS Dreman Mid Cap Value Fund DWS Dreman Small Cap Value Fund DWS Large Cap Value Fund

Recommendation of the Board

The Board of your Fund believes that the election of each nominee is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each nominee as set forth in Proposal  I.

PROPOSAL  II.A

APPROVAL OF AN AMENDED AND RESTATED INVESTMENT

MANAGEMENT AGREEMENT

BETWEEN EACH FUND AND DIMA

(DWS Balanced Fund, DWS Blue Chip Fund, DWS California Tax-Free Income Fund,

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund,

DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund,

DWS High Income Fund, DWS New York Tax-Free Income Fund, DWS Strategic Income Fund,

DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Target 2014 Fund, DWS Technology Fund,

DWS U.S. Government Securities Fund)

The Board has approved, and recommends that shareholders of each Fund approve, an amended and restated investment management agreement between the Fund and DIMA, a form of which is attached hereto as Exhibit E.

DIMA currently provides both investment management and administrative services required for the operation of your Fund pursuant to a single management agreement with your Fund (the “Current Management Agreement”). DWS-Scudder Fund Accounting Corporation, an affiliate of DIMA, provides accounting services to your Fund pursuant to a separate accounting agreement (the “Accounting Agreement”). As part of an overall plan to standardize and add flexibility to the management agreements for all of the DWS Funds, DIMA has proposed changes to the management agreements that would result in an amended and restated investment management agreement for your Fund (the “Amended Management Agreement”) covering only those services related to investment management and a new administrative services agreement for your Fund (the “Administrative Services Agreement”) covering both those administrative services currently provided under the Current Management Agreement and those accounting services currently provided under the Accounting Agreement. The scope of portfolio management and related services provided to your Fund by DIMA and its standard of care as an investment adviser will not materially change as a result of the new contractual arrangement. The Amended Management Agreement contains substantially the same provisions as the Current Management Agreement regarding portfolio management services. Further, the transfer of administrative services from the Current Management Agreement to the Administrative Services Agreement will not affect the quality of the services that you or your Fund receives. Pursuant to the requirements of the 1940 Act, shareholders are being asked to approve the Amended Management Agreement. The Board, made up solely of Independent Board Members, approved the Amended Management Agreement with respect to each Fund at a meeting held on November 14, 2007 and recommends that shareholders of each Fund approve the Amended Management Agreement. Shareholders are not being asked to vote on the Administrative Services Agreement, which requires only Board approval. A form of the Amended Management Agreement is attached hereto as Exhibit E and all references to the Amended Management Agreement herein are qualified in their entirety by reference to the form of Amended Management Agreement.

Delegation of Portfolio Management Services

The Amended Management Agreement differs from the Current Management Agreement in that it would permit DIMA to delegate through a sub-advisory agreement certain of its portfolio management services to both affiliated and unaffiliated subadvisers. The Current Management Agreement allows DIMA to delegate certain of its portfolio management services only to affiliated subadvisers. This delegation would be subject to Board and, to the extent required by applicable law, shareholder approval (see Proposal II.B below). The Amended Management Agreement also requires that DIMA oversee the services provided by the subadvisor.

Administrative Services

The services to be provided under the Administrative Services Agreement are substantially similar to the administrative services currently provided under the Current Management Agreement and the Accounting Agreement, except that DIMA will no longer be required to prepare and file your Fund’s federal excise tax return. Instead, under the Administrative Services Agreement, DIMA must arrange for the preparation and filing of the Fund’s federal excise tax. The result is that a cost previously paid by DIMA would be shifted to your Fund under the new contractual arrangements. DIMA has voluntarily agreed to directly bear the costs associated with the preparation and filing of the Fund’s federal excise tax and any change to such arrangement would need to be approved by the Board, including a majority of the Independent Board Members.

Expenses

The Current Management Agreement provides that DIMA shall pay all costs and expenses incurred in providing the portfolio management services and administrative services described above and pay the compensation and expenses of the Board Members, officers and executive employees of your Fund who are affiliated persons of DIMA. Under the Current Management Agreement, DIMA is only responsible for the expenses specifically allocated to it by the terms of the Current Management Agreement; all other organizational, operational and business related expenses are paid by your Fund.

The Amended Management Agreement contains the same provisions as the Current Management Agreement regarding the allocation of expenses, except that the expenses for administrative services are covered under the Administrative Services Agreement. Under the terms of the Administrative Services Agreement, it would be possible for DIMA to seek, and the Board to approve (without shareholder approval), increases in the fees paid for administrative services.

Compensation

The aggregate fee paid by your Fund to DIMA will remain the same or be reduced under the Amended Management Agreement and Administrative Services Agreement. DIMA proposes to charge a flat fee of 0.10% of average daily net assets to each Fund for administrative services, and accordingly reduce the fee paid by the Fund for investment management services under the Amended Management Agreement. For Funds that do not accrue a fund accounting fee, the management fee would be reduced by 0.10% of average daily net assets. For Funds that accrue a fund accounting fee, the management fee would be reduced by 0.085% of average daily net assets and the fund accounting fee would be eliminated. Because the fund accounting fee for each Fund that accrues such fee is currently above 0.015% of average daily net assets, those Funds will experience a reduction in management and administrative fees if the Amended Management Agreement is approved by shareholders. The method used to calculate the management fee payable by the Funds will change under the Amended Management Agreement, which may result in slightly different amounts payable by a Fund compared to what would have been paid under the Current Management Agreement. Under the Current Management Agreement, the management fee is calculated monthly based on the average daily net assets (or weekly net assets for some Funds) for a particular month. Under the Amended Management Agreement, the management fee is calculated daily based on the prior day’s net assets and then aggregated for a particular month. Each Fund will continue to pay DIMA a monthly management fee on the last business day of the month. DIMA is proposing to standardize the way in which management fees are calculated to mitigate any operational risks and gain efficiencies. DIMA believes that any difference in the monthly management fees paid by the Funds to DIMA under the proposed method and the current method will be immaterial. A comparison of the effective fees payable under the current and proposed arrangements (based on assets used for the period ended October 31, 2007) including the effect of the estimated cost for preparing and filing your Fund’s federal excise tax, is shown below:

DWS Balanced Fund				DWS Blue Chip Fund
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management	.467%	Management	.367%	Management	.564%	Management	.464%
Accounting	.000%	Administrative	.100%	Accounting	.000%	Administrative	.100%
Total	.467%	Total	.467%	Total	.564%	Total	.564%

DWS California Tax-Free Income Fund				DWS Dreman Concentrated Value Fund
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management	.529%	Management	.429%	Management	.800%	Management	.715%
Accounting	.000%	Administrative	.100%	Accounting	.110%	Administrative	.100%
Total	.529%	Total	.529%	Total	.910%	Total	.815%

DWS Dreman High Return Equity Fund				DWS Dreman Mid Cap Value Fund
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management	.675%	Management	.575%	Management	.750%	Management	.665%
Accounting	.000%	Administrative	.100%	Accounting	.110%	Administrative	.100%
Total	.675%	Total	.675%	Total	.860%	Total	.765%

DWS Dreman Small Cap Value Fund				DWS High Income Fund
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management	.713%	Management	.613%	Management	.544%	Management	.444%
Accounting	.000%	Administrative	.100%	Accounting	.000%	Administrative	.100%
Total	.713%	Total	.713%	Total	.544%	Total	.544%

DWS New York Tax-Free Income Fund				DWS Strategic Income Fund
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management	.539%	Management	.439%	Management	.570%	Management	.470%
Accounting	.000%	Administrative	.100%	Accounting	.000%	Administrative	.100%
Total	.539%	Total	.539%	Total	.570%	Total	.570%

DWS Target 2008 Fund				DWS Target 2010 Fund
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management	.500%	Management	.400%	Management	.500%	Management	.400%
Accounting	.000%	Administrative	.100%	Accounting	.000%	Administrative	.100%
Total	.500%	Total	.500%	Total	.500%	Total	.500%

DWS Target 2011 Fund				DWS Target 2012 Fund
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management	.500%	Management	.400%	Management	.500%	Management	.400%
Accounting	.000%	Administrative	.100%	Accounting	.000%	Administrative	.100%
Total	.500%	Total	.500%	Total	.500%	Total	.500%

DWS Target 2013 Fund				DWS Target 2014 Fund
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management	.500%	Management	.400%	Management	.500%	Management	.400%
Accounting	.000%	Administrative	.100%	Accounting	.000%	Administrative	.100%
Total	.500%	Total	.500%	Total	.500%	Total	.500%

DWS Technology Fund				DWS U.S. Government Securities Fund
Current Fees:		Proposed Fees:		Current Fees:		Proposed Fees:
Management	.558%	Management	.458%	Management	.421%	Management	.321%
Accounting	.000%	Administrative	.100%	Accounting	.000%	Administrative	.100%
Total	.558%	Total	.558%	Total	.421%	Total	.421%

Additional information regarding the fees paid under the Current Management Agreement and proposed to be paid under the Amended Management Agreement is set forth in Exhibit F. Exhibit F was calculated based on each Fund’s most recent fiscal year, while the tables above were calculated based on the review period ended October 31, 2007 to enable consistent analysis of the proposed fees.

Limitation of Liability of Investment Advisor

The Current Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by your Fund in connection with the matters to which the Current Management Agreement relates, except DIMA will be liable for loss caused by willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Current Management Agreement.

The Amended Management Agreement contains the same provisions as the Current Management Agreement regarding the limitation of liability of DIMA.

Duration and Termination of the Agreement

The Current Management Agreement continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Board Members who are not parties to the Current Management Agreement or interested persons of any party to the Current Management Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board, or by the vote of a majority of the outstanding voting securities of the Fund. Exhibit G provides additional information as to the date of the Current Management Agreement for your Fund, the date it was last submitted to a shareholder vote and the purpose of such submission. Exhibit G also provides the date the Current Management Agreement was last renewed by the Board and a description of any actions taken by the Board with respect to the Current Management Agreement since the beginning of your Fund’s last fiscal year.

The Current Management Agreement may be terminated with respect to your Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of your Fund or by the Board on 60 days’ written notice, or by DIMA on 60 days’ written notice to the Fund. The Current Investment Management Agreement terminates automatically in the event of its assignment.

The Amended Management Agreement contains substantially the same provisions as the Current Management Agreement regarding the duration and termination of the Amended Management Agreement.

Board Considerations of Amended Management Agreement

The Amended Management Agreement and Administrative Services Agreement were presented to the Chicago Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on each Fund’s shareholders. The Independent Board Members met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

On November 14, 2007, the Board approved the Amended Management Agreement with respect to each Fund. The Board also unanimously agreed to recommend that the Amended Management Agreement be approved by each Fund’s shareholders.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

•	The proposed arrangements would facilitate uniformity between the Funds and conform management and administrative fee structures across all DWS Funds.
•	The standardization and simplification of contract provisions and fees charged to the Funds would reduce the risks of operational and compliance errors.
•

The aggregate fee paid by each Fund to DIMA will remain the same or be reduced under the Amended Management Agreement and Administrative Services Agreement, although the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Funds, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

•	The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.
•	The current expense limitation agreements would remain in place until at least September 30, 2008, the normal contract renewal period for the Funds.

The Board also considered that it renewed the Current Management Agreement for each Fund as part of its annual contract renewal process in September 2007. As part of that renewal process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Current Management Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee, the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from DIMA, independent third parties and independent legal counsel. These materials included an analysis of each Fund’s performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results for each Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Board Members as a group. The Independent Board Members then reviewed the Committees’ findings and recommendations and presented their recommendations to the Board. Throughout their consideration of the Current Management Agreement, the Independent Board Members were advised by their independent legal counsel and by an independent fee consultant.

[In connection with its review of the Amended Management Agreement, the Board considered DIMA’s representation that the Board may rely on and take into account the information provided in connection with the renewal of the Current Management Agreement for each Fund. Accordingly, the Board took note of the following factors, among others, that it considered in approving the renewal of the Current Management Agreement for each Fund: (1) the nature, quality and extent of services provided by DIMA; (2) the management fee rate, operating expenses and total expense ratios; (3) the pre-tax profits realized by DIMA in managing each Fund; (4) the benefits to the Funds from any economies of scale; and

(5) the character and amount of other incidental benefits realized by DIMA and its affiliates. With respect to these factors, the Board reached the following conclusions in approving the renewal of the Current Management Agreement for each Fund: (1) the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory; (2) the management fees, coupled with DIMA’s commitment to cap expenses (if applicable), were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA; (3) the pre-tax profits realized by DIMA were not unreasonable; (4) the management fee schedule, together with the expense caps (if applicable), reflects an appropriate level of sharing of any economies of scale; and (5) the management fees were reasonable in light of the fallout benefits to DIMA. The Board believes that the factors considered and the conclusions that were reached in connection with the renewal of the Current Management Agreement are relevant in approving the Amended Management Agreement.]

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Market Timing Related Regulatory and Litigation Matters

On December 21, 2006, Deutsche Asset Management (“DeAM”) settled proceedings with the Securities and Exchange Commission (“SEC”) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (“DAMI”) and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for those funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds’ web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Information Regarding DIMA

The name, address and principal occupation of each principal officer and each director of DIMA is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder
Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and CEO of DWS Scudder
Jennifer Birmingham*	Chief Financial Officer and Treasurer	Director and CFO of Asset Management
John Pak	Secretary and Chief Legal Officer	Global Head of the Asset Management Institution Legal

Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management
Kyle P. Delaney*	Executive Vice President	Managing Director, Private Wealth Management
John Robbins	Chief Compliance Officer	Regional Head of Asset Management Compliance
John H. Kim	Assistant Secretary	Director and Senior Counsel for Asset Management
Anjie LaRocca	Assistant Secretary	Corporate Governance and Section 16 Officer

_____________

*	The address for Ms. Birmingham and Mr. Delaney is 280 Park Avenue, New York, NY 10154.

DIMA is a part of DeAM, which is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DIMA, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corporation (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit D sets forth the positions held by the officers of the Funds with DIMA or its affiliates.

The term “DWS Scudder” is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds. DIMA (and its affiliates) act as investment adviser to mutual funds (the “Similar Funds”) having a similar investment objective to the Fund. Exhibit N sets forth information regarding the Similar Funds.

Exhibit H sets forth information about each Fund’s relationship with DIMA and certain affiliates of DIMA.

Required Vote and Other Information

Each Fund will vote separately with respect to approval of the Amended Management Agreement. For each Fund, approval of the Amended Management Agreement requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If approved by shareholders of your Fund, the Amended Management Agreement for your Fund would take effect on the first day of the following month if the Meeting at which shareholders approve the Amended Management Agreement is held before the 15th day of the month. If the Meeting at which shareholders approve the Amended Management Agreement is after the 15th day of the month, the Amended Management Agreement would take effect on the first day of the next succeeding month. Accordingly, if the shareholders approve the Amended Management Agreement on March [___], 2008, the

Amended Management Agreement will take effect on [May 1], 2008. The Amended Management Agreement will continue in effect for an initial term ending September 30, 2008 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

In the event that shareholders of a Fund do not approve the Amended Management Agreement for such Fund, the Current Management Agreement and Accounting Agreement for such Fund would remain in effect, and the Board would take such action as it deems in the best interests of the Fund. If Proposal II.A is approved by shareholders of some of the Funds and not by others, the Amended Management Agreement will go into effect for those Funds whose shareholders approved Proposal II.A, and the Board will consider what further actions may be appropriate with respect to Proposal II.A for those Funds whose shareholders did not approve Proposal II.A.

Recommendation of the Board

The Board of your Fund believes that approval of the Amended Management Agreement is in the best interest of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the Amended Management Agreement as set forth in Proposal  II.A.

PROPOSAL  II.B

APPROVAL OF A SUBADVISER APPROVAL POLICY

(ALL FUNDS)

The Board of each Fund has approved, and recommends that shareholders of each Fund approve, a policy that would permit DIMA, subject to the approval of the Board and a majority of its Independent Board Members, to appoint and replace subadvisers and sub-subadvisers that are either (i) not affiliated with DIMA or (ii) wholly owned subsidiaries of DIMA without shareholder approval (the “Subadviser Approval Policy”). In addition, the Board approved, and recommends that shareholders of each Fund approve, a policy that would permit DIMA to materially amend a subadvisory agreement with subadvisers and sub-subadvisers that are either (i) not affiliated with DIMA or (ii) wholly owned subsidiaries of DIMA, for each Fund in the future without shareholder approval.

Statutory Authority

Under Section 15(a) of the 1940 Act, no person may serve as an investment adviser, including as a subadviser, to an investment company except pursuant to a written contract that has been approved by the shareholders of the company. As a result, without an order exempting the Funds from these provisions or a Commission rule, the Funds would be unable to implement the proposed Subadviser Approval Policy as set forth in this proposal. The Funds intend to file an application with the Commission for an exemptive order permitting the Funds to implement the policy. A number of other mutual fund complexes have obtained exemptive relief with respect to the ability of advisers to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisers and subadvisers that are wholly owned subsidiaries of the adviser. However, exemptive relief with regard to a subadviser’s ability to appoint, replace or amend the sub-subadvisory agreement with a sub-subadviser, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the Funds’ exemptive application will be granted or that any relief granted by the Commission will be sufficiently broad to allow the Funds to implement the proposed Subadviser Approval Policy as set forth in this proposal. In addition, the Commission proposed Rule 15a-5 under the 1940 Act in October 2003 to permit the appointment and termination of subadvisers and amendments to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 since its proposal, and there is no assurance that the rule will be adopted as proposed.

It generally is a condition of previous exemptive orders and proposed Rule 15a-5 that shareholder approval be obtained before a subadviser approval policy is implemented.

Current Subadviser Approval Process

Currently, after obtaining approval by the Board and a majority of its Independent Board Members, the Fund’s shareholders must approve any subadvisory contract between DIMA and another investment adviser or sub-subadvisory contracts between a subadviser and another investment adviser, pursuant to which the other adviser provides the Fund with investment management services.

Proposed Subadviser Approval Policy

The Subadviser Approval Policy would permit DIMA, subject to the approval of the Board, including a majority of its Independent Board Members, and receipt of an exemptive order from the Commission, to engage in the following transactions without obtaining shareholder approval: (1) terminate a subadviser not affiliated with DIMA and hire another subadviser not affiliated with DIMA; (2) terminate a subadviser that is wholly owned by DIMA and hire another subadviser that is wholly owned by DIMA; (3) terminate a subadviser that is wholly owned by DIMA and hire a subadviser not affiliated with DIMA; (4) terminate a sub-subadviser not affiliated with DIMA and approve the subadviser hiring another sub-subadviser not affiliated with DIMA; (5) terminate a sub-subadviser that is wholly owned by DIMA and approve the subadviser hiring another sub-subadviser that is wholly owned by DIMA; or (6) materially amend an existing subadvisory agreement or sub-subadvisory agreement with a subadviser or sub-subadviser that is either (i) not affiliated with DIMA or (ii) wholly-owned by DIMA. Even if shareholders of each Fund approve this proposal, such a structure would not become effective until the Board decides to implement the structure, and a Fund applies for and obtains an exemption from the requirements under Section 15(a) of the 1940 Act or the SEC adopts proposed Rule 15a-5 permitting the structure described above. There is no guarantee that a Fund will apply for, or obtain, a SEC Order or that the SEC will adopt Rule 15a-5 in a form that would permit the structure described above. Nevertheless, because a Special Meeting has been called for the purposes of obtaining shareholder approval for other proposals described in this proxy statement, the Board deemed it advisable to recommend that shareholders approve the arrangements at the same time, to avoid the time and expense of holding another shareholder meeting in the future.

If the Subadviser Approval Policy is adopted, the Board, including its Independent Board Members, will continue to evaluate and approve all new sub-advisory contracts between DIMA and any subadviser or sub-subadvisory contracts between subadvisers and any sub-subadviser, as well as all changes to any existing sub-advisory or sub-subadvisory contracts. In addition, the Fund and DIMA will be subject to the conditions imposed by the Commission (either by an exemptive order or as part of the final rule) to ensure that the interests of the Fund are adequately protected whenever DIMA acts under the Subadviser Approval Policy, including any shareholder notice requirements.

Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by a Fund to DIMA or DIMA’s duties and responsibilities toward the Fund under the Current Management Agreement or the Amended Management Agreement between DIMA and the Fund.

Benefits of the Subadviser Approval Policy

The Board believes that it is in the best interest of each Fund to give DIMA greater flexibility to select, supervise and evaluate subadvisers and sub-subadvisers without incurring the expense and potential delay of seeking specific shareholder approval and to utilize its global investment organization and global investment management expertise. Under current applicable law, while a change in investment management arrangements involving one or more subadvisers or sub-subadvisers can be put into place promptly on a temporary basis, a Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. If DIMA and the Board are authorized to implement the proposed Subadviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint a subadviser or sub-subadviser when the Board and DIMA believe that the appointment would benefit the Fund.

The Board also believes that it is appropriate to vest the selection, supervision and evaluation of subadvisers in DIMA, subject to review by the Board, in light of DIMA’s significant experience and expertise in this area. The Board believes that investors may choose to invest in the Funds because of DIMA’s experience in this respect. The Board will also oversee the subadviser and sub-subadviser selection process to ensure that a Fund’s interests are protected whenever the investment adviser selects a subadviser or sub-subadviser or modifies a subadvisory contract or sub-subadvisory contract. The Board will continue to evaluate and approve all new subadvisory contracts or sub-subadvisory contracts, as well as any modification to existing subadvisory contracts or sub-subadvisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the subadviser or sub-subadviser. The Board believes that its review will ensure that the investment adviser continues to act in the best interests of the Fund.

Required Vote

Each Fund will vote separately on the Subadviser Approval Policy. Approval of the Subadviser Approval Policy with respect to a Fund requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If the shareholders of a Fund fail to approve the Subadviser Approval Policy, the current subadviser approval process will remain in effect for that Fund.

Recommendation of the Board

The Board of your Fund believes that approval of the proposed Subadviser Approval Policy is in the best interest of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed Subadviser Approval Policy as set forth in Proposal  II.B.

PROPOSAL  III

APPROVAL OF THE REVISION OF THE FUNDAMENTAL INVESTMENT POLICY

REGARDING COMMODITIES

(DWS Balanced Fund, DWS Blue Chip Fund, DWS California Tax-Free Income Fund,

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund,

DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund,

DWS High Income Fund, DWS Large Cap Value Fund, DWS New York Tax-Free Income Fund,

DWS Strategic Income Fund, DWS Target 2008 Fund, DWS Target 2010 Fund,

DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund,

DWS Target 2014 Fund, DWS Technology Fund, DWS U.S. Government Securities Fund)

The 1940 Act requires an investment company to adopt certain specified investment policies which can be changed only by a shareholder vote. Those policies are often referred to as “fundamental” investment policies. In the past, fundamental investment policies were adopted by the Funds, and in some cases amended by vote of the shareholders of the affected Fund, in order to reflect regulatory, business or industry conditions which were in effect at the time the particular action was taken. DIMA and the Board have reviewed each Fund’s fundamental investment policies with the goal of simplifying and conforming the fundamental investment policies of the various open-end funds managed by DIMA, which will simplify the process of monitoring compliance with the fundamental investment policies. This Proposal seeks shareholder approval of changes that are intended to further this goal and to provide each Fund, consistent with its investment objectives and strategies, with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

The proposed changes to the fundamental investment policy regarding commodities for each Fund are discussed in detail below. The new fundamental investment policy would become effective as soon as is practicable after your Fund’s prospectus and/or statement of additional information has been supplemented to describe the revised policy.

The reference below to interpretation or modification by a regulatory authority having jurisdiction is intended to include no-action letters or interpretive positions or releases issued by the staff of the Commission or another regulatory agency with jurisdiction over the Funds.

As noted below, DIMA has informed the Board that this proposed revision will not, without further Board approval, affect the manner in which any Fund is managed.

Investment In Commodities

The current fundamental investment policy of each Fund is:

The Fund may not purchase physical commodities or contracts relating to physical commodities.

If this proposal is approved, each Fund’s new fundamental investment policy would read:

The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

The current fundamental investment policy of each Fund prohibits the purchase of physical commodities or contracts related to physical commodities. Physical commodities include bulk goods, such as grains, metals and foodstuffs. Under the proposed policy, each Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. As a result, if this proposal is approved, the Funds would not be restricted from purchasing physical commodities or physical commodity-related instruments. None of the Funds’ investment strategies currently contemplates investments in physical commodities or contracts related to physical commodities, and DIMA does not currently anticipate proposing any changes to such investment strategies to allow such investments. Therefore, amending this investment policy currently is not expected to have a material effect on a Fund, but would provide a Fund with flexibility to invest in physical commodities and contracts related to physical commodities in the future to the extent DIMA and the Board of a Fund determine such investments could assist a Fund in achieving its investment objectives and are consistent with the best interests of the Fund. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, it would be subject to the additional risks of that particular physical commodity and its related market. The value of commodities and commodity-related instruments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. A Fund’s prospectus would be amended to disclose these risks prior to investing a material portion of a Fund’s portfolio in physical commodities. It should be noted that the current policy does not restrict a Fund from investing in financial commodities and contracts related to financial commodities, such as currencies and stock index futures. The proposed policy would not alter the Funds’ ability to make such investments in financial commodities.

Required Vote

Each Fund will vote separately with respect to the approval of the proposed revised fundamental investment policy regarding commodities. For each Fund, approval of the proposed revised policy requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If the shareholders of a Fund fail to approve the proposed fundamental investment policy regarding commodities, the current policy would remain in effect for that Fund.

Recommendation of the Board

The Board of your Fund believes that the proposed revised fundamental investment policy regarding commodities is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed revised fundamental investment policy regarding commodities as set forth in Proposal  III.

PROPOSAL IV.A

APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST

(DWS Balanced Fund, DWS Blue Chip Fund, DWS California Tax-Free Income Fund,

DWS High Income Fund, DWS LifeCompass Protect Fund, DWS LifeCompass Income Fund,

DWS New York Tax-Free Income Fund, DWS Strategic Income Fund, DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Target 2014 Fund, DWS Technology Fund, DWS U.S. Government Securities Fund)

Mutual funds are subject to comprehensive federal laws and regulations, and in particular, the 1940 Act. Each mutual fund is also subject to state laws. The above-referenced Funds are subject to Massachusetts law because each such Fund is a series of a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under an organizational document, usually called a declaration of trust, which sets forth various provisions relating primarily to the authority and governance of the business trust. Each of the above-referenced Funds currently operates under the declaration of trust of the Trust of which it is a series (together, the “Current Declarations”).

Your Fund’s Trustees recommend that you vote to approve an Amended and Restated Declaration of Trust (the “Restated Declaration”). The Trustees believe that it is in the best interests of the Funds to use the opportunity presented by the Meeting to modernize the Funds’ Current Declarations and make them as uniform as possible across all the Funds that they oversee. Approval of the Restated Declaration with respect to a Trust requires the vote of a majority of the shares of each Fund that is a series of such Trust outstanding and entitled to vote.

It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and provide greater flexibility for the operations of the Funds, within the limits of applicable law. Adoption of the Restated Declaration will not alter in any way the Trustees’ existing duties of care and loyalty, nor will your Fund’s current investments and investment policies change by virtue of the adoption of the Restated Declaration.

Summary of Important Differences

A summary of the more important differences between the Restated Declarations and the Current Declarations is set forth below. Not all of the differences between the Restated Declarations and the Current Declarations are described below and you should carefully review the form of Restated Declaration, which is attached hereto as Exhibit I. The discussion below is qualified in its entirety by reference to the form of Restated Declaration.

Future Amendments to Declarations. The Restated Declarations give the Board the broad power to amend the Restated Declarations without approval of the shareholders, except for any amendment that would impair a shareholder’s voting rights specifically granted in the Restated Declarations, any amendment required by law to be approved by shareholders and any amendment submitted for shareholder approval. The Restated Declarations require, however, that notice be given to shareholders of material amendments to the Declaration of Trust made by the Board without shareholder approval that would affect the rights of those shareholders. In addition, if a shareholder vote is required to approve an amendment, the amendment requires the vote of holders of at least sixty-six and two-thirds percent of the shares outstanding and entitled to vote of the Trust, unless the amendment is recommended by the Board, in which case a vote by a majority of the outstanding voting securities of the Trust is required. However, if the Board determines that an amendment affects only one or more series or classes of the Trust, the amendment may be approved by vote of only such one or more series or classes. The Restated Declarations provide that any provision that requires the approval of more than a majority of the Trustees for any matter may be amended only with the approval of such greater number of the Trustees. The Restated Declarations, however, prohibit amendments that impair the exemption from personal liability granted in the Restated Declarations to persons who are or have been shareholders, Trustees, officers, employees or agents of the Trust, that permit assessments upon shareholders or that limit the rights to indemnification with respect to actions or omissions of persons entitled to indemnification under the Restated Declarations prior to the amendment. The Current Declarations may be amended without shareholder approval only in limited circumstances. By allowing future amendments of the declarations of trust in most cases without shareholder approval, the Restated Declarations give the Board the necessary authority to react quickly to future contingencies without the cost and delay of a meeting of the shareholders.

Fund Reorganizations and Combinations. Unlike the Current Declarations, the Restated Declarations generally would permit the Board, subject to applicable law, to reorganize or combine a Trust, any Fund that is a series of the Trust or any class of the Trust, into any corporation, association, trust or series (including another series or class of the Trust), or other entity without shareholder approval. The Restated Declarations also clarify the Board’s authority to classify or reclassify issued shares of any class into one or more classes and to combine one or more classes of a Fund into a single class of a Fund, similar to a reorganization. The Current Declarations generally require a majority shareholder vote for approval of any type of reorganization or combination, but do not address the combination of classes.

The Restated Declarations would allow the Board added flexibility when considering reorganizations to make decisions it feels are in the Funds’ best interests, without causing the Funds to incur the time and expense of soliciting shareholder approval. The Restated Declarations require that affected shareholders be provided with notification of any such transaction. The authority granted to the Board under the Restated Declarations would be subject to the requirements of applicable law. For example, rules under the 1940 Act require reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. Because of this requirement, some transactions will require shareholder approval even though the Restated Declarations would not otherwise require it. A reorganization could, in certain circumstances, adversely affect a Fund’s or class’ expense ratio or other aspects of a shareholder’s investment.

Shareholder Voting. The Restated Declarations provide that on any matter to be voted on by shareholders, all Funds and classes of a Trust then entitled to vote on the matter vote together as a single class, except when otherwise required by the 1940 Act or when the Board has determined that the matter affects only the interests of shareholders of one or more funds or classes. Under the Current Declarations, shareholders generally vote by individual Fund. Both the Restated Declarations and the Current Declarations provide for the calling of a shareholder meeting for the purpose of removing a Trustee when requested by shareholders holding not less than 10% of Trust’s outstanding shares. In addition, the Current Declarations, unlike the Restated Declarations, provide for the calling of a shareholder meeting for any purpose when requested by shareholders holding not less than 25% of the Trust’s outstanding shares.

Derivative Actions. The Restated Declarations provide that a shareholder may not bring or maintain a court action, proceeding or claim on behalf of the Trust without first making a demand on the Board, requesting that the Board Members bring the action on behalf of the Trust. This provision incorporates recent changes in Massachusetts corporate law that require that a demand be made in all circumstances. The Restated Declarations also permit the Trustees to submit the question of whether a derivative action should be brought or maintained to a vote of shareholders.

These provisions of the Restated Declarations are intended to save the time and expense of bringing a suit that a Board in its judgment does not believe would be in the best interests of the Trust and to align more closely the rights and powers of shareholders and the Board of the Fund with respect to derivative actions to those of shareholders and directors, respectively, of a Massachusetts business corporation. The effect of this change may be to discourage suits brought in the name of a Trust or Fund by shareholders.

None of the Current Declarations contain similar provisions.

Forum Selection. The Restated Declarations require that actions by shareholders against a Fund be brought only in the federal district court for the Southern District of New York, or the business litigation court in Boston, Massachusetts. The Current Declarations do not contain provisions on forum selection.

Involuntary Redemption of Shares and Small Accounts. The Current Declarations specifically address the involuntary redemption of shares only in certain limited circumstances. For the avoidance of doubt and to ensure that the Trust can meet the requirements of applicable law and take actions to protect the interests of the Funds, the Restated Declarations permit involuntary redemption of a shareholder’s shares at any time for any reason the Trustees deem appropriate, subject to the 1940 Act and other applicable law, including in the following circumstances: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, which may differ for any Fund or class, (b) if a particular shareholder’s ownership of shares would disqualify a Fund as a regulated investment company for tax purposes, (c) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of a Fund (for example, in the case of a market timer), (d) upon a shareholder’s failure to provide sufficient identification to permit a Fund to verify the shareholder’s identity, (e) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular Fund or class of shares, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of Fund shares.

Because each Fund currently pays certain costs that are incurred in whole or in part on a per account basis, a large number of relatively small holder accounts can materially increase a Fund’s expense ratio. For the avoidance of doubt, the Restated Declaration specifically authorizes the Board to take any action with respect to small accounts as they deem appropriate, including the imposition of fees on accounts that fall below a minimum account size for any reason and the redemption of shares in such accounts in order to pay such account fees.

Retirement/Removal of Trustees. Under the Restated Declarations, a Trustee may be removed with or without cause by a two-thirds shareholder vote or by vote of two-thirds of the remaining Trustees. A Trustee that has become incapacitated or declared incompetent may be retired by a majority of the other Trustees. The Restated Declarations also provide for the automatic retirement of Trustees in accordance with any retirement or term limit policy set by the Trustees. Unless there is a written instrument or policy providing for compensation to resigning, retiring or removed Trustees, Trustees are not entitled to any compensation from the Trust following resignation, retirement or removal.

The Current Declarations provide for removal for cause by majority Trustee vote, or for removal with or without cause by majority shareholder vote. As a result, under the Restated Declarations, it will be more difficult for shareholders to remove Board Members. Also, under the Restated Declarations, the Board Members would have the power to remove a Board Member (including a Board Member who had been elected by shareholders) even though such Board Member had not engaged in any conduct that would give rise to “cause” for removal. A Board Member would be removed only if two-thirds of the remaining Board Members deem such removal as necessary to ensure the effective operation of the Board and otherwise serve the best interest of the Funds.

Trustee Standard of Care. The Restated Declarations clarify that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The Current Declarations do not specifically address this matter.

Disclosure of Shareholder Holdings. The Restated Declarations specifically authorize the Board to require disclosure from shareholders with respect to the direct and indirect ownership of Fund shares in order to comply with various laws or regulations, or as the Board may otherwise decide. The Restated Declarations also permit the Board to disclose this information for any reason, and, as noted above, to redeem shares held by shareholders that do not comply with such a demand. The Board may require such information, for example, to assist a Fund in complying with its market timing policies and applicable anti-money laundering regulations. The Current Declarations do not specifically address such disclosure.

Redemption Fees. The Restated Declarations clarify that fees or charges may be imposed on shares being redeemed.

Assessments on Shareholders. The Restated Declarations provide that all shares issued in accordance with the Declaration are fully paid and nonassessable and prohibit assessments to be made on shareholders, but for the avoidance of doubt, provides that any sales charges, creation or redemption fees, account or other fees permitted to be charged to shareholders under applicable law are not deemed to be assessments for the purposes of the Restated Declaration. The Current Declarations provide that shares are nonassessable but also provide that the Trustees may cause each shareholder to pay directly for charges of the Trust’s custodian or transfer or shareholder service or similar agent.

Investment Advisory Agreements. The Restated Declarations would not require a shareholder vote to approve an advisory agreement, except where required by law. The Current Declarations provide for a shareholder vote on any contract for advisory and/or management services, even where not otherwise required by law.

Indemnification of Trustees and Officers. The Current Declarations provide for the indemnification by the Trust of Trustees and officers, with certain exceptions. The Restated Declarations modify the indemnification provision by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Restated Declarations provide that, in making either of these determinations, the disinterested Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties and has acted in good faith in the reasonable belief that his action was in the best interest of the applicable Trust or Fund.

Cancellation of Share Certificates. The Restated Declarations permit a Fund’s Board, if it determines that shares may be held in book-entry form only, to cancel any outstanding share certificates upon written notice to shareholders, even if the certificates are not surrendered to the Fund. The cancellation of share certificates will not affect ownership by shareholders of the shares evidenced by such certificates. The Current Declarations do not specifically address the retiring of outstanding share certificates.

Required Vote

Approval of the Restated Declaration with respect to a Trust will require the affirmative vote of a majority of the shares outstanding and entitled to vote of each Fund that is a series of the Trust. If the shareholders of a Trust fail to approve the Restated Declaration, the Current Declaration will remain in effect for that Trust. The table below shows which Funds are series of which Trusts.

Trust	Funds
DWS Balanced Fund	DWS Balanced Fund
DWS Blue Chip Fund	DWS Blue Chip Fund
DWS State Tax-Free Income Series	DWS California Tax-Free Income Fund DWS New York Tax-Free Income Fund
DWS High Income Series	DWS High Income Fund
DWS Strategic Income Fund	DWS Strategic Income Fund
DWS Target Fund	DWS LifeCompass Protect Fund DWS LifeCompass Income Fund DWS Target 2008 Fund DWS Target 2010 Fund DWS Target 2011 Fund DWS Target 2012 Fund DWS Target 2013 Fund DWS Target 2014 Fund
DWS Technology Fund	DWS Technology Fund
DWS U.S. Government Securities Fund	DWS U.S. Government Securities Fund

Board Recommendation

The Board of your Fund believes that approval of the Restated Declaration is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR Proposal  IV.A.

PROPOSAL  IV.B

APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST

(DWS Alternative Asset Allocation Plus Fund, DWS Core Plus Allocation Fund,

DWS Disciplined Long/Short Growth Fund, DWS Disciplined Long/Short Value Fund and

DWS Disciplined Market Neutral Fund)

Mutual funds are subject to comprehensive federal laws and regulations, and in particular, the 1940 Act. Each mutual fund is also subject to state laws. The above-referenced Funds are subject to Massachusetts law because each such Fund is a series of DWS Equity Trust, a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under an organizational document, usually called a declaration of trust, which sets forth various provisions relating primarily to the authority and governance of the business trust. Each of the above-referenced Funds currently operates under such a declaration of trust (the “Current Declaration”).

Your Fund’s Trustees recommend that you vote to approve an Amended and Restated Declaration of Trust (the “Restated Declaration”). The Trustees believe that it is in the best interests of the Funds to use the opportunity presented by the Meeting to modernize the Funds’ Current Declarations and make them as uniform as possible across all the Funds that they oversee. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and provide greater flexibility for the operations of the Funds, within the limits of applicable law. Adoption of the Restated Declaration will not alter in any way the Trustees’ existing duties of care and loyalty, nor will your Fund’s current investments and investment policies change by virtue of the adoption of the Restated Declaration.

Generally, amendments to the Current Declaration that must be approved by shareholders require a majority shareholder vote. As more fully discussed below under “Future Amendments to Declaration,” the Current Declaration may be amended in many respects by the Trustees, without shareholder approval, including any amendment that does not materially adversely affect the rights of shareholders. However, a two-thirds vote of shareholders is required to approve any amendment that would diminish or eliminate voting rights or change any rights with respect to any shares by reducing the amount payable upon the liquidation of the Trust or a Fund. Therefore, if this Proposal  IV.B is approved by the affirmative vote of two-thirds of the shares entitled to vote, the Restated Declaration will be adopted by the Trustees in its entirety. If, however, the Declaration is approved by the affirmative vote of at least a majority of the shares entitled to vote, but less than two-thirds of the shares entitled to vote, those provisions of the Restated Declaration that might be deemed to have the effect of diminishing or eliminating voting rights of shareholders, as discussed under “Shareholder Voting” below, will not take effect, and the relevant provisions of the Current Declaration will remain in effect. These voting provisions are also noted on the form of Restated Declaration, which is attached hereto as Exhibit I. Shareholders should note that because the Trustees have the authority under the Current Declaration to amend the declaration in many respects without a shareholder vote, the Trustees may utilize this authority to adopt many of the provisions of the Restated Declaration, even if the Restated Declaration is not approved by a majority shareholder vote.

Summary of Important Differences

A summary of the more important differences between the Restated Declaration and the Current Declaration is set forth below. Not all of the differences between the Restated Declaration and the Current Declaration are described below and you should carefully review the form of Restated Declaration, which is attached hereto as Exhibit I. The discussion below is qualified in its entirety by reference to the form of Restated Declaration.

Shareholder Voting. Both the Restated Declaration and the Current Declaration provide for shareholder voting with respect to the election and removal of Trustees, with respect to certain amendments to the Declarations and with respect to any additional matters as may be required by law or as the Trustees may determine to submit to shareholders. However, as discussed further below under “Future Amendments to Declaration,” the Restated Declaration has different shareholder voting provisions with respect to amendments to the Declaration than the Current Declaration. The Restated Declaration further provides that on any matter to be voted on by shareholders, all Funds and classes of the Trust then entitled to vote on the matter vote together as a single class, except when otherwise required by the 1940 Act or when the Board has determined that the matter affects only the interests of shareholders of one or more funds or classes. Under the Current Declaration, shareholders generally vote by individual Fund, except where the 1940 Act permits a trust-wide vote. Both the Restated Declaration and the Current Declaration provide for the calling of a shareholder meeting for the purpose of removing a Trustee when requested by shareholders holding not less than 10% of Trust’s outstanding shares. In addition, the Current Declaration, unlike the Restated Declaration, provides for the calling of a shareholder meeting for any purpose when requested by shareholders holding not less than 10% of the Trust’s outstanding shares.

Future Amendments to Declaration. The Restated Declaration gives the Board the broad power to amend the Restated Declaration without approval of the shareholders, except for any amendment that would impair a shareholder’s voting rights specifically granted in the Restated Declaration, any amendment required by law to be approved by shareholders and any amendment submitted for shareholder approval. The Restated Declaration requires, however, that notice be given to shareholders of material amendments to the Declaration of Trust made by the Board without shareholder approval that would affect the rights of those shareholders. In addition, if a shareholder vote is required to approve an amendment, the amendment requires the vote of holders of at least sixty-six and two-thirds percent of the shares outstanding and entitled to vote of the Trust, unless the amendment is recommended by the Board, in which case a vote by a majority of the outstanding voting securities of the Trust is required. However, if the Board determines that an amendment affects only one or more series or classes of the Trust, the amendment may be approved by vote of only such one or more series or classes. The Restated Declaration provides that any provision that requires the approval of more than a majority of the Trustees for any matter may be amended only with the approval of such greater number of the Trustees. The Restated Declaration, however, prohibits amendments that impair the exemption from personal liability granted in the Restated Declaration to persons who are or have been shareholders, Trustees, officers, employees or agents of the Trust, that permit assessments upon shareholders or that limit the rights to indemnification with respect to actions or omissions of persons entitled to indemnification under the Restated Declaration prior to the amendment. The Current Declaration permits amendments by action of the Board in a number of circumstances, including any amendments that do not materially adversely affect the rights of shareholders. However, the Current Declaration requires a two-thirds vote of shareholders to approve any amendment that would diminish or eliminate voting rights or reduce the amount payable upon the liquidation of the Trust or a Fund. By allowing future amendments of the declarations of trust in most circumstances without shareholder approval, the Restated Declaration gives the Board the necessary authority to react quickly to future contingencies without the cost and delay of a meeting of the shareholders.

Election/Retirement/Removal of Trustees. The Restated Declaration provides that a Trustee will remain in office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or his successor, while under the Current Declaration, Trustees hold office until less than a majority of the Trustees in office have been elected by shareholders and a meeting of shareholders is called to elect Trustees. Under both the Restated Declaration and the Current Declaration, a Trustee may be removed with or without cause by a two-thirds shareholder vote. Under the Restated Declaration, a Trustee may be removed with or without cause by vote of two-thirds of the remaining Trustees, while under the Current Declaration, a Trustee may be removed by the other Trustees only for cause. Therefore, under the Restated Declaration, the Board Members would have the power to remove a Board Member (including a Board Member who had been elected by shareholders) even though such Board Member had not engaged in any conduct that would give rise to “cause” for removal. A Board Member would be removed only if two-thirds of the remaining Board Members deem such removal as necessary to ensure the effective operation of the Board and otherwise serve the best interest of the Funds.

Under the Restated Declaration, a Trustee that has become incapacitated or declared incompetent may be retired by a majority of the other Trustees. The Restated Declaration also provides for the automatic retirement of Trustees in accordance with any retirement or term limit policy set by the Trustees. Unless there is a written instrument or policy providing for compensation to resigning, retiring or removed Trustees, Trustees are not entitled to any compensation from the Trust following resignation, retirement or removal.

Class Combinations. The Restated Declaration clarifies the Board’s authority to classify or reclassify issued shares of any class into one or more classes and to combine one or more classes of a Fund into a single class of a Fund, similar to a reorganization. The Current Declaration permits any type of reorganization or combination of a Fund or the Trust without shareholder approval, but does not specifically address the combination of classes. A class combination could, in certain circumstances, adversely affect a class’ expense ratio or other aspects of a shareholder’s investment.

Derivative Actions.The Restated Declaration provides that a shareholder may not bring or maintain a court action, proceeding or claim on behalf of the Trust without first making a demand on the Board, requesting that the Board Members bring the action on behalf of the Trust. This provision incorporates recent changes in Massachusetts corporate law that require that a demand be made in all circumstances. Both the Current and the Restated Declaration permit the Trustees to submit the question of whether a derivative action should be brought or maintained to a vote of shareholders.

These provisions of the Restated Declaration are intended to save the time and expense of bringing a suit that the Board in its judgment does not believe would be in the best interests of the Fund and to align more closely the rights and powers of shareholders and the Board of the Trust with respect to derivative actions to those of shareholders and directors, respectively, of a Massachusetts business corporation. The effect of this change may be to discourage suits brought in the name of the Trust or a Fund by shareholders.

The Current Declaration does not otherwise contain provisions which address the bringing of derivative actions.

Forum Selection. The Restated Declaration requires that actions by shareholders against a Fund be brought only in the federal district court for the Southern District of New York, or the business litigation court in Boston, Massachusetts. The Current Declaration does not contain a provision on forum selection.

Involuntary Redemption of Shares and Small Accounts. The Current Declaration specifically addresses the involuntary redemption of shares only in certain limited circumstances. For the avoidance of doubt and to ensure that the Trust can meet the requirements of applicable law and take actions to protect the interests of the Funds, the Restated Declaration permits involuntary redemption of a shareholder’s shares at any time for any reason the Trustees deem appropriate, subject to the 1940 Act and other applicable law, including in the following circumstances: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, which may differ for any Fund or class, (b) if a particular shareholder’s ownership of shares would disqualify a Fund as a regulated investment company for tax purposes, (c) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of a Fund (for example, in the case of a market timer), (d) upon a shareholder’s failure to provide sufficient identification to permit a Fund to verify the shareholder’s identity, (e) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular Fund or class of shares, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of Fund shares.

Because each Fund currently pays certain costs that are incurred in whole or in part on a per account basis, a large number of relatively small holder accounts can materially increase a Fund’s expense ratio. For the avoidance of doubt, the Restated Declaration specifically authorizes the Trustees to take any action with respect to small accounts as they deem appropriate, including the imposition of fees on accounts that fall below a minimum account size for any reason and the redemption of shares in such accounts in order to pay such account fees.

Trustee Standard of Care. The Restated Declaration provides that a Trustee, acting in his or her capacity of Trustee, is not liable to the Trust or its shareholders for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and is not liable for errors of judgment or mistakes of fact or law. The Current Declaration contains similar provisions but does not make clear that the Trustees are not liable for errors of judgment or mistakes of fact or law.

The Restated Declaration also clarifies that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The Current Declaration does not specifically address this matter.

Disclosure of Shareholder Holdings.The Current Declaration permits the Board to require disclosure from shareholders of such information with respect to the direct and indirect ownership of shares as the Board may deem necessary to comply with applicable tax law. The Restated Declaration specifically authorizes the Board to require such information in order to comply with various laws or regulations, or as the Board may otherwise decide. The Restated Declaration, unlike the Current Declaration, also permits the Board to disclose this information for any reason, and, as noted above, to redeem shares held by shareholders that do not comply with such a demand. The Board may require such information, for example, to assist a Fund in complying with its market timing policies and applicable anti-money laundering regulations.

Board Action. The Restated Declaration, unlike the Current Declaration, permits Board action by written consent of a majority of the Board, rather than by the entire Board. This change will give the Board additional flexibility to take actions without the requirement of holding a meeting, or obtaining the consent of the entire Board and, therefore, will allow the Board to take actions more quickly, if necessary, and with less expense.

Indemnification of Trustees and Officers. The Current Declaration provides for the indemnification by the Trust of Trustees and officers, with certain exceptions. The Restated Declaration modifies the indemnification provision by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Restated Declaration provides that, in making either of these determinations, the disinterested Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties and has acted in good faith in the reasonable belief that his action was in the best interest of the applicable Trust or Fund.

Cancellation of Share Certificates. The Restated Declaration permits the Board, if it determines that shares may be held in book-entry form only, to cancel any outstanding share certificates upon written notice to shareholders, even if the certificates are not surrendered to the Fund. The cancellation of share certificates will not affect ownership by shareholders of the shares evidenced by such certificates. The Current Declaration does not specifically address the retiring of outstanding share certificates.

Authority to Issue and Repurchase Shares. The Current Declaration provides broad authority to the Board to issue, sell, repurchase, redeem, transfer and otherwise deal in shares of a Fund to the full extent permitted to Massachusetts corporations. The Restated Declaration provides for similar broad powers but without reference to Massachusetts corporations.

Notices to Shareholders. The Current Declaration has a provision with respect to notices and reports that are to be given to Shareholders, including how they are to be provided and the circumstances under which such notices and reports are not required to be given. Under the Restated Declaration, notice provisions are contained in the By-laws and are designed to permit the Funds to react more quickly to changes in regulations with respect to such notices and reports.

Required Vote

Each Fund and share classes within DWS Equity Trust will vote together on the Restated Declaration, as a single class. Approval of the Restated Declaration in its entirety with respect to DWS Equity Trust requires the vote of the holders of two-thirds of the shares of DWS Equity Trust outstanding and entitled to vote. Approval of the Restated Declaration without the changes discussed under “Shareholder Voting” above will require the vote of a majority of the shares outstanding and entitled to vote. The table below shows which Funds are series of DWS Equity Trust.

Trust	Funds
DWS Equity Trust	DWS Alternative Asset Allocation Plus Fund DWS Core Plus Allocation Fund DWS Disciplined Long/Short Growth Fund DWS Disciplined Long/Short Value Fund DWS Disciplined Market Neutral Fund

Board Recommendation

The Board of your Fund believes that approval of the Restated Declaration in its entirety is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR Proposal  IV.B.

PROPOSAL  IV.C

APPROVAL OF ARTICLES OF AMENDMENT AND RESTATEMENT

FOR DWS VALUE SERIES, INC.

(DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund,

DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund,

DWS Large Cap Value Fund)

Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations (in particular, to the 1940 Act) and to state laws. The above-referenced Funds are subject to Maryland law because each such Fund is a series of a Maryland corporation. Under Maryland law, a corporation generally operates under an organizational document, usually called articles of incorporation, which sets forth various provisions relating primarily to the authority and governance of the corporation. Each of the above-referenced Funds currently operates under the articles of incorporation of the Corporation.

The Directors of each of the above-referenced Funds recommend that the shareholders of each such Fund vote to approve Articles of Amendment and Restatement for the Corporation (the “Revised Articles”). The Directors believe that it is in the best interests of the Funds to use the opportunity presented by the Meeting to modernize the current articles of incorporation of the Corporation (the “Current Articles”) and make them uniform across all the Funds they oversee. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and provide more flexibility for the operations of the Funds, within the limits of applicable law. Adoption of the Revised Articles will not alter in any way the Directors’ existing fiduciary obligations, nor will your Fund’s current investments and investment policies change by virtue of the adoption of the Revised Articles.

If Proposal IV.C is approved by the shareholders of the Corporation, the Board of the Corporation will adopt Amended and Restated Bylaws for the Corporation that make necessary and appropriate changes based on the Revised Articles and other modernizing changes. No shareholder approval is required for the Amended and Restated Bylaws. In addition, if Proposal VI.C is approved by the Corporation, the Revised Articles will become effective upon their filing with the State of Maryland.

Summary of Significant Changes

The discussion below will highlight certain differences between the Current Articles and the Revised Articles. The most significant changes are described below. In addition to the most significant changes, there are other substantive and stylistic differences between the Revised Articles and the Current Articles, certain of which are described below under the caption “Other Changes.” The discussion below is qualified in its entirety by reference to the form of Revised Articles, which is attached hereto as Exhibit J.

Indemnification. The Revised Articles expressly provide that the Corporation will indemnify and advance expenses to its directors and officers (including former directors and officers) to the fullest extent permitted by Maryland corporate law and the 1940 Act. The Current Articles are silent regarding indemnification and advancement of expenses. The Corporation’s Bylaws include provisions regarding indemnification of directors and officers.

Standard of Care of Certain Directors. The Revised Articles seek to clarify that the standard of care or liability imposed upon chairpersons of the Board, a member or chairperson of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert), the lead independent director or a director who has special skills or any other special appointment, designation or identification shall be the same as that imposed on a director in the absence of such designations, appointments, expertise or identifications and that such a designation will not effect that director’s rights or entitlement to indemnification. The Current Articles do not contain a similar provision.

In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on a director would generally be governed by Maryland law rather than by federal law or regulations. The proposed change would seek to clarify that one standard of care applies for all directors.

Stock Certificates. The Revised Articles provide that shares of a Fund will not be certificated unless the Board determines otherwise. The Current Articles do not contain a similar provision.

Conversion. The Current Articles provides that the Class B shares of certain Funds will convert to Class A shares of the same Fund. The Revised Articles do not include such provisions and instead provide that shares of a Fund or class of a Fund may be automatically converted by the Fund into shares of another series or class subject to terms determined by the Board.

The Revised Articles would allow the Board added flexibility when considering automatic conversions to make decisions they feel are in the Funds’ best interests, without causing a Fund to incur the time and expense of soliciting shareholder approval.

Redemption. The Revised Articles provide that the composition of any payment upon a redemption of shares (between cash and/or other property) will be determined by the Corporation in its sole discretion and may be different among shareholders (including differences among shareholders in the same Fund or class of a Fund). The Current Articles provide that the Corporation must pay cash for redeemed shares unless the Board determines that the payment of cash is “unwise or undesirable.” The Revised Articles further provide that the Corporation will not be liable for any delay of any person transferring securities or other property selected for delivery as all or part of any such redemption payment. The Current Articles do not contain a similar provision.

Small Accounts. The Revised Articles provide that the Board may, in its discretion, impose fees on accounts that do not exceed a minimum investment amount and may involuntarily redeem shares in any such account in payment of such fee. The Current Articles imply that the Corporation could take these actions.

Fees and Expenses. The Revised Articles provide the Board with explicit authority to establish and/or change sales loads or charges, expenses and fees (such as distribution and administrative expenses and administrative, recordkeeping, redemption and service fees), account size requirements and other rights and provisions applicable to shares of each series or class, in accordance with the 1940 Act. The Current Articles contain provisions with the same intent as those contained in the Revised Articles but are not as clear on the issue.

Constant Net Asset Value. The Revised Articles provide that, with respect to any Fund that holds itself out as a money market fund or a stable value fund, the Board may reduce on a pro rata basis the number of shares outstanding of the Fund or take any other measures not prohibited by the 1940 Act in order to maintain the Fund’s net asset value per share at a constant dollar amount. The Current Articles do not contain a similar provision.

Other Changes

Determination of Net Asset Value and Other Calculations. The Revised Articles give the Directors broad discretion with respect to the determination of net asset value and the declaration and payment of dividends and distributions and other accounting determinations. The Current Articles have less flexible provisions on these issues.

Disclosure of Shareholder Holdings. The Revised Articles specifically require shareholders, upon demand, to disclose to the Corporation information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, or as the Board may otherwise decide, and that the Corporation is authorized to disclose share holdings when required by law or as the Board may otherwise decide. The Current Articles do not contain a similar provision. The expanded power will permit the Board to require such information when the Board deems it to be in the best interests of a Fund and will assist the Board in complying with, among other things, its market timing policies and applicable anti-money laundering regulations.

Consent of Shareholders (Less than Unanimous). The Revised Articles provide that shareholders may take action by delivering a consent, in writing or by electronic transmission, of the shareholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a shareholders’ meeting. Because the Current Articles do not contain a similar provision, Maryland law requires unanimous consent when shareholders act without a formal meeting. The change in the Revised Articles will give the Board additional flexibility to obtain a shareholder consent in situations in which a few shareholders have a sufficient number of votes to approve a particular action. This would allow the Corporation or a Fund to avoid the time and expense of a shareholder meeting if the outcome is certain.

Appraisal Rights. The Revised Articles provide that shareholders of a Fund or any of its classes will not be entitled to exercise appraisal rights provided under Maryland corporate law. Maryland corporate law was recently amended to provide that a Maryland corporation’s charter may eliminate appraisal rights for shareholders. The Current Articles do not contain a similar provision. Regardless of whether the charter includes a provision eliminating appraisal rights, shareholders of open-end investment companies like the Corporation may not exercise appraisal rights where the value placed on the stock in the transaction is its net asset value.

Derivative Actions. The Revised Articles state that shareholders of a particular Fund or class of a Fund are not permitted to participate in a derivative or class action on behalf of another Fund or class thereof or the shareholders of another Fund or class thereof . The Current Articles do not contain a similar provision.

Payments to Shareholders. The Revised Articles provide that the composition of any dividend, distribution, payment for shares redeemed or payment upon liquidation, termination or dissolution (e.g., cash, securities and/or other assets) will be determined by the Corporation in its sole discretion and may be different among shareholders (including differences among shareholders in the same Fund or class of a Fund). The Current Articles have less flexible provisions on these issues.

Related Party Transactions. The Revised Articles provide that, subject to the 1940 Act and Maryland corporate law, the Corporation may engage in certain principal transactions, such as purchases and sales of securities, with a director or officer, or an entity in which a director or officer has an interest. (The 1940 Act generally prohibits principal transactions involving directors and officers). The Revised Articles also provide that, subject to the 1940 Act and Maryland corporate law, the Corporation may employ any director or officer, or an entity in which a director or officer has an interest, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms. Under

Maryland corporate law, transactions between a corporation, such as the Corporation, and its directors or entities in which the directors have an interest are not void or voidable if (i) the relationship is disclosed and is approved by (A) a majority of the disinterested directors or (B) a majority of the disinterested stockholders or (ii) the contract or transaction is fair or reasonable to the corporation. The Current Articles do not contain a similar provision.

Required Vote

All of the Funds and share classes within the Corporation will vote together on the Revised Articles, as a single class. Approval of the Revised Articles requires the vote of a majority of the votes of the Corporation entitled to be cast at the Meeting. If the shareholders of the Corporation fail to approve the Revised Articles, the Current Articles will remain in effect for the Corporation. The table below shows which Funds are series of the Corporation.

Corporation	Funds
DWS Value Series, Inc.	DWS Dreman Concentrated Value Fund DWS Dreman High Return Equity Fund DWS Dreman Mid Cap Value Fund DWS Dreman Small Cap Value Fund DWS Large Cap Value Fund

Board Recommendation

The Board of your Fund believes that approval of the Revised Articles is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR Proposal  IV.C.

PROPOSAL  V

APPROVAL OF THE SUB-ADVISORY AGREEMENT BETWEEN DIMA AND DEAMI

(DWS Balanced Fund)

As part of DIMA’s ongoing efforts to more effectively utilize its global investment organization and global investment management expertise, DIMA recently recommended to the Board, and the Board approved, a sub-advisory agreement between DIMA and DeAMi with respect to the Fund (the “Sub-Advisory Agreement”). DIMA recommended DeAMi as sub-advisor to allow for the transitioning of portfolio management of a portion of the large cap value allocation of the Fund to DeAMi. A discussion of the Board’s considerations for DeAMi is provided below in the description of its approval of the Sub-Advisory Agreement. The Sub-Advisory Agreement, pursuant to which DeAMi will provide investment advisory services in connection with the management of the Fund, is being submitted to shareholders for approval as required by the 1940 Act. The form of the Sub-Advisory Agreement is attached hereto as Exhibit P. A description of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit P.

Upon shareholder approval of the proposed Sub-Advisory Agreement, the responsibility for portfolio management of a portion of the large cap value allocation of the Fund will be transitioned to an investment manager located in Germany. Information about the portfolio manager who will handle a portion of the large cap value allocation of the Fund is provided in Exhibit R.

Under the Sub-Advisory Agreement, DIMA will be responsible for paying DeAMi a sub-advisory fee at a rate based on the average daily net assets of the portion of the Fund’s assets allocated to DeAMi in accordance with the following schedule:

Assets Under Management managed by DeAMi (in Euros)	Sub-Advisory Fee (as a % of average daily net assets)
€0 – €250 million	0.300%
€250 million – €500 million	0.200%
€500 million – €1 billion	0.120%
€1 billion – €2.5 billion	0.080%
€2.5 billion – €5 billion	0.055%
€5 billion – €25 billion	0.035%
€25 billion – €50 billion	0.025%
over €50 billion	0.015%

Sub-advisory fees payable under the Sub-Advisory Agreement will be paid by DIMA and will have no effect on investment management fees paid by the Fund to DIMA pursuant to the investment management agreement.

The Sub-Advisory Agreement as unanimously approved by the Board is now being submitted for approval by the shareholders of the Fund. If it is approved by shareholders, the Sub-Advisory Agreement would continue in effect until September 30, 2008, and will continue from year to year thereafter, subject to approval annually by the Board or by a vote of a “majority of the outstanding voting securities” of the Fund, and also, in either event, approval by a majority of the Board’s Independent Trustees at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund should fail to approve the Sub-Advisory Agreement, the Board will take such action, if any, as it considers to be in the best interests of the Fund.

Description of the Sub-Advisory Agreement

Under the Sub-Advisory Agreement, DeAMi will manage all of the securities and other assets of the Fund entrusted to it by DIMA, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus, statement of additional information and investment guidelines. DIMA is responsible for supervising and overseeing DeAMi’s performance of its duties under the Sub-Advisory Agreement. The sub-advisory fee payable under the Sub-Advisory Agreement is paid by DIMA, not the Fund. Under the Sub-Advisory Agreement, DeAMi will be paid by DIMA at a rate based on the average daily net assets of the portion of the Fund’s assets allocated to DeAMi in accordance with the above schedule.

The Sub-Advisory Agreement provides that DeAMi shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement will become effective upon shareholder approval, and will remain effective until September 30, 2008 and from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of the investment management agreement. In addition, DIMA may terminate the Sub-Advisory Agreement upon immediate notice if DeAMi becomes statutorily disqualified from performing its duties under the Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser. The Sub-Advisory Agreement may be terminated without penalty at any time (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund on 60 days’ written notice to DIMA and DeAMi, (b) by DIMA on 60 days’ written notice to DeAMi, or (c) by DeAMi upon 90 days’ written notice to DIMA.

Board Considerations of the Sub-Advisory Agreement

The Board, including the Independent Trustees, approved the Sub-Advisory Agreement between DIMA and DeAMi at a meeting held on November 14, 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Sub-Advisory Agreement. In connection with the approval of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services to be provided under the Sub-Advisory Agreement. The Board noted that the Sub-Advisory Agreement was being recommended by DIMA to allow for the transitioning of portfolio management of a portion of the large cap value allocation of the Fund to DeAMi. The Board considered the background and qualifications of its personnel, noting that it had recently approved new sub-advisory agreements for two other DWS Funds between DIMA and DeAMi. The Board noted that these other Funds are large cap value funds and that their performance has been positive since DeAMi was appointed subadviser. The Board noted that it had previously met with and received a presentation from Dr. Thomas Schuessler, the proposed new portfolio manager for the Fund, and noted its previous consideration of Dr. Schuessler’s investment philosophy and stock selection process. The Board considered the organization of DeAMi and also reviewed DeAMi’s compliance program.

On the basis of its evaluation of all the information presented, the Board concluded that the nature, quality and extent of services to be provided by DeAMi is expected to be satisfactory.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee structure under the Sub-Advisory Agreement and how it related to the overall management fee structure of the Fund, noting that the overall investment management fees will not change. The Board noted that DeAMi did not provide an estimate of profitability in connection with the management of the Fund, but noted that DIMA compensates DeAMi from its fees.

As part of its approval of the investment management agreement with DIMA, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board noted that the investment management agreement with DIMA included seven breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to DeAMi. The Board also considered the character and amount of other incidental benefits received by DeAMi and its affiliates (including DIMA). The Board noted that under the current soft dollar policies, DeAMi may not use Fund brokerage transactions to pay for research services generated by parties other than the executing broker-dealer (“third-party research”), although, they may obtain proprietary research prepared by an executing broker-dealer in connection with a transaction through that broker-dealer. The Board, however, may in the future, permit DeAMi to allocate brokerage to acquire third-party research. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Board Members) determined that the terms of the Sub-Advisory Agreement are fair and reasonable and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Information about DeAMi. DeAMi, with headquarters at Mainzer Landstrasse 178-190, Frankfurt am Main, Germany, provides a full range of investment advisory services to institutional and retail clients, and is registered as an investment advisor with the SEC. As of [(August 31, 2007], DeAMi managed more than [$40 billion] in assets. DeAMi is an indirect wholly owned subsidiary of Deutsche Bank.

The principal occupations of each director and principal executive officer of DeAMi are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMi, is Mainzer Landstrasse 178-190, Frankfurt am Main, Germany, 60327. No Board Members or officers of the Fund are employees, officers, directors or shareholders of DeAMi.

Name	Position	Principal Occupation
Marcus Goering	Managing Director	Managing Director of Deutsche Asset Management and Deutsche Asset Management International
Hans-Peter Roemer	Managing Director	Head of European Institutional Business and Head of Executive Board of Deutsche Asset Management International
Peter Kerger	Managing Director	Head of Institutional Distribution for Deutsche Asset Management, Managing Director of Deutsche Asset Management Investment GmbH and Deutsche Asset Management International
Georg Schuh	Managing Director	CIO and Managing Director of Deutsche Asset Management International

Klaus Kaldemorgen	Managing Director	Global Head of Equities and Member of the Asset Management Global Operating Committee for Deutsche Asset Management; Managing Director of Deutsche Asset Management International
Ralph Ring	Director and Chief Compliance Officer	Head of Compliance with Deutsche Asset Management Germany

Exhibit Q sets forth the fees and other information regarding a U.S. registered investment company sub-advised by DeAMi that has similar investment objectives to the Fund.

Brokerage Commissions on Fund Transactions. The policy of DeAMi in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. DeAMi seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. DeAMi routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by DeAMi with the principal market makers for these securities unless DeAMi reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, DeAMi does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

DeAMi is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if DeAMi determines that such commissions are reasonable in relation to the overall services provided. DeAMi may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to DeAMi. Consistent with DeAMi’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, DeAMi may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to DeAMi, it is the opinion of DeAMi that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by DeAMi’s staff. To the extent that research services of value are received by DeAMi, DeAMi may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to DeAMi in providing services to clients other than the fund making the trade, and not all such information is used by DeAMi in connection with such fund. Conversely, such information provided to DeAMi by broker-dealers through which other clients of DeAMi effect securities transactions may be useful to DeAMi in providing services to the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software, and meetings arranged with corporate and industry representatives.

DeAMi may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by DeAMi to facilitate trading activity with those broker-dealers.

At the discretion of DIMA, DeAMi may execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (“third party research”). DeAMi may use brokerage commissions to obtain certain brokerage product or service that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, DeAMi will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed used product or service and will pay for that portion of the mixed use product or service that they reasonably believe does not qualify as research and brokerage services with their own resources (referred to as hard dollars).

Investment decisions for the Fund and for other investment accounts managed by DeAMi are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, DeAMi may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of DeAMi, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Required Vote

Approval of the Sub-Advisory Agreement requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

Recommendation of the Board

The Board of your Fund believes that the approval of the Sub-Advisory Agreement between DIMA and DeAMi is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the approval of the Sub-Advisory Agreement as set forth in Proposal  V.

ADDITIONAL INFORMATION

Proxy Costs. The Funds will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for each Fund, which is estimated to be $______________ in the aggregate. However, DIMA has agreed to pay or reimburse the Funds for 10% of the aggregate proxy costs. See Exhibit K for the costs borne by each Fund.

Voting Power. For each Company and for each Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote. Proxies are being solicited from your Fund’s shareholders by your Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, in the case of Proposal I, FOR election of all nominees and, in the case of all other Proposals, FOR approval of the Proposal. The specific voting requirement to approve each Proposal is discussed in the applicable Proposal. For each Company and for each Fund, except DWS Value Series, Inc. and DWS Equity Trust and their respective Funds, the presence at the Meeting of thirty percent of the shares of such Company or such Fund, respectively, outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting. For DWS Value Series, Inc. and DWS Equity Trust and for each of their respective Funds, the presence at the Meeting of one-third of the shares of either Company or their Funds, respectively, outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting.

Record Date and Method of Tabulation. Shareholders of record at the close of business on [Record Date], 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of each Fund that were issued and outstanding as of December 10, 2007 are set forth in Exhibit L to this Proxy Statement.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. For Proposal I, shareholders will vote by individual Fund, except for the series of DWS Equity Trust and DWS Value Series, Inc., which will each vote together with the other series of its Company as one class. For Proposals II.A, II.B, III, IV.A and V, shareholders will vote by individual Fund. For Proposals IV.B and IV.C, shareholders of each Company will vote together as one class.

The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will have no effect on Proposal I and will have the effect of a negative vote on Proposals II.A, II.B, III, IV.A, IV.B, IV.C and V. “Broker non-votes” will have no effect on Proposal I and will have the effect of a negative vote on Proposals II.A, II.B, III, IV.A, IV.B, IV.C and V. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. Exhibit M to this Proxy Statement sets forth information as of December 10, 2007 regarding the ownership of the Funds’ shares by the only persons known by the Funds to own more than 5% of the outstanding shares of a class of any Fund. Collectively, the Board Members and executive officers of each Fund and each nominee own less than 1% of such Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies. In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Funds and by certain financial services firms and their representatives, who will receive no extra compensation for their services. D.F. King & Co. has been engaged to assist in the solicitation of proxies for the Funds at an estimated aggregate cost of $_____. However, the exact cost will depend on the amount and types of services rendered. If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases in which a telephonic proxy is solicited, the D.F. King & Co. representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the D.F. King & Co. representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to D.F. King & Co., then the D.F. King & Co. representative has the responsibility to explain the process, to read the Proposals listed on the Proxy Card and to ask for the shareholder’s instructions on each Proposal. Although the D.F. King & Co. representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. D.F. King & Co. will record the shareholder’s instructions on the Proxy Card. Within [72] hours, the shareholder will be sent a letter or mailgram that confirms his or her vote and that asks the shareholder to call 1-800-714-3305 immediately if his or her instructions are reflected incorrectly in the confirmation.

Please see the instructions on your Proxy Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card, they may contact D.F. King & Co. toll-free at 1-800-714-3305. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of D.F. King & Co. if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Except as noted above, the Funds will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ shares, (c) payment to D.F. King & Co. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Fund at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Adjournment. If sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting with respect to such Proposal in order to permit further solicitation of proxies. With respect to Funds that are series of the Corporation, such adjournment may not extend beyond a date 120 days after the Record Date.

Principal Underwriter. The principal underwriter for each Fund is DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

Information Concerning Independent Registered Public Accounting Firms. The Board has selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for each Fund for the current fiscal year.

Representatives of E&Y are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The following table shows fees billed by E&Y to each Fund during the two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements pre-approved by the Audit Committee for non-audit services for DIMA and certain entities controlling, controlled by, or under common control with DIMA that provide ongoing services to the Funds (collectively, the “DIMA Entities”), which engagements relate directly to the operations and financial reporting of the Funds. The Audit Committee of the Board has reviewed whether the receipt by E&Y of non-audit fees from the Fund, DIMA and all DIMA Entities is compatible with maintaining their independence.

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund	Fund	Fund	DeAM Entities	Fund	DeAM Entities	Fund	DeAM Entities
DWS Equity Trust
DWS Alternative Asset Allocation Plus Fund
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Core Plus Allocation Fund
2006	N/A	N/A	$170,000	N/A	$325,304	N/A	—
2007	$31,794	—	$262,000	$4,336	$466,614	—	—
DWS Disciplined Long/Short Growth Fund
2006	N/A	N/A	$169,000	N/A	$386,824	N/A	—

2007	$19,125	—	$330,000	$3,375	$466,614	—	—
DWS Disciplined Long/Short Value Fund
2006	N/A	N/A	$169,000	N/A	$386,824	N/A	—
2007	$19,125	—	$330,000	$3,375	$466,614	—	—
DWS Disciplined Market Neutral Fund
2006	N/A	—	$182,000	N/A	N/A	N/A	N/A
2007	$31,816	—	$250,000	$4,339	$486,614	—	—
DWS Balanced Fund
DWS Balanced Fund
2005	$54,517	—	$406,000	$ 7,434	$ 70,570	—	—
2006	$55,170	—	$ 80,000	$ 7,523	$316,254	—	—
DWS Blue Chip Fund
DWS Blue Chip Fund
2005	$46,064	—	$406,000	$ 6,282	$ 70,570	—	—
2006	$46,564	—	$ 80,000	$ 6,350	$316,254	—	—
DWS State Tax-Free Income Series
DWS California Tax-Free Income Fund
2006	$46,972	—	$182,000	$ 6,367	$316,254	—	—
2007	$49,880	—	$250,000	$ 6,665	$486,614	—	—
DWS New York Tax-Free Income Fund
2006	$44,478	—	$182,000	$ 6,027	$316,254	—	—
2007	$46,742	—	$250,000	$ 6,374	$486,614	—	—
DWS Value Series, Inc.
DWS Dreman Concentrated Value Fund
2005	$19,125	—	$406,000	$ 3,375	$ 70,570	—	—
2006	$36,410	—	$ 80,000	$ 4,965	$316,254	—	—
DWS Dreman High Return Equity Fund
2005	$76,200	—	$406,000	$10,394	$ 70,570	—	—
2006	$79,264	—	$ 80,000	$10,809	$316,254	—	—
DWS Dreman Mid Cap Value Fund
2005	$19,125	—	$406,000	$ 3,375	$ 70,570	—	—
2006	$37,304	—	$ 80,000	$ 5,087	$316,254	—	—
DWS Dreman Small Cap Value Fund
2005	$48,141	—	$406,000	$ 6,565	$ 70,570	—	—
2006	$50,364	—	$ 80,000	$ 6,868	$316,254	—	—
DWS Large Cap Value Fund
2005	$55,227	—	$406,000	$ 7,531	$ 70,570	—	—
2006	$54,762	—	$ 80,000	$ 7,468	$316,254	—	—
DWS High Income Series
DWS High Income Fund
2005	$65,063	—	$406,000	$ 8,872	$ 70,570	—	—
2006	$63,213	—	$ 80,000	$ 8,620	$316,254	—	—
DWS Strategic Income Fund
DWS Strategic Income Fund
2005	$53,667	—	$406,000	$ 7,318	$ 70,570	—	—
2006	$54,443	—	$ 80,000	$ 7,424	$316,254	—	—
DWS Target Fund
DWS LifeCompass Protect Fund
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS LifeCompass Income Fund
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Target 2008 Fund
2006	$30,744	—	$170,000	$ 4,158	$325,304	—	—
2007	$32,299	—	$262,000	$ 4,404	$466,614	—	—
DWS Target 2010 Fund
2006	$30,924	—	$170,000	$ 4,179	$325,304	—	—
2007	$32,428	—	$262,000	$ 4,422	$466,614	—	—
DWS Target 2011 Fund
2006	$31,074	—	$170,000	$ 4,199	$325,304	—	—
2007	$32,556	—	$262,000	$ 4,440	$466,614	—	—
DWS Target 2012 Fund
2006	$30,984	—	$170,000	$ 4,187	$325,304	—	—
2007	$32,482	—	$262,000	$ 4,429	$466,614	—	—
DWS Target 2013 Fund
2006	$30,900	—	$170,000	$ 4,176	$325,304	—	—
2007	$32,402	—	$262,000	$ 4,419	$466,614	—	—
DWS Target 2014 Fund
2006	$30,903	—	$170,000	$ 4,176	$325,304	—	—
2007	$32,407	—	$262,000	$ 4,419	$466,614	—	—
DWS Technology Fund
DWS Technology Fund
2005	$62,107	—	$406,000	$ 8,469	$ 70,570	—	—
2006	$60,949	—	$ 80,000	$ 8,311	$316,254	—	—
DWS U.S. Government Securities Fund
DWS U.S. Government Securities Fund
2005	$67,452	—	$406,000	$ 9,198	$ 70,570	—	—
2006	$66,509	—	$ 80,000	$ 9,069	$316,254	—	—

_____________

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Procedures. Certain standard and/or anticipated audit and non-audit services that may be performed for the Fund by the Fund’s independent registered public accounting firm (“Fund Services”) and certain standard and/or anticipated non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities that relate directly to the operations and financial reporting of the Fund (“Fund-Related Adviser Services”) have been approved. Any (a) audit or non-audit services to be performed for the Fund by the Fund’s independent registered public accounting firm that are not Fund Services and (b) non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities that relate directly to the operations and financial reporting of the Fund that are not Fund-Related Adviser Services are subject to the Audit Committee “Pre-Approval Process.”

The Pre-Approval Process requires that any engagement of the Fund’s independent registered public accounting firm for services described in (a) or (b) above be requested in a writing that details the proposed engagement, which writing should be addressed to the Audit Committee, with copies to DIMA, and, if time reasonably permits, included in the meeting materials for the Audit Committee meeting at which such engagement will be discussed.

For pre-approval requests requiring an immediate response, the request is delivered to the Audit Committee and the requesting party must follow such delivery with a call to the Chair of the Audit Committee. The Chair of the Audit Committee may approve or deny the request, or may call a special meeting of the Audit Committee to consider the request. In the absence of the Chair of the Audit Committee, any Audit Committee member may approve or deny the request.

The Audit Committee Pre-Approval Procedures must be reviewed and approved at least annually by the Audit Committee.

All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by E&Y for services rendered to the Funds and to the DIMA Entities for the two most recent fiscal years for each Fund.

Name of Fund	Non-Audit Fees
DWS Equity Trust
DWS Alternative Asset Allocation Plus Fund
2006	N/A
2007	N/A
DWS Core Plus Allocation Fund
2006	518,300
2007	1,319,326
DWS Disciplined Long/Short Growth Fund
2006	535,406
2007	1,225,375
DWS Disciplined Long/Short Value Fund
2006	535,406
2007	1,225,375
DWS Disciplined Market Neutral Fund
2006	510,763
2007	1,519,326
DWS Balanced Fund
DWS Balanced Fund
2005	33,307
2006	891,699
DWS Blue Chip Fund
DWS Blue Chip Fund
2005	33,307
2006	891,699
DWS State Tax-Free Income Series
DWS California Tax-Free Income Fund
2006	510,763
2007	1,519,326
DWS New York Tax-Free Income Fund
2006	510,763
2007	1,519,326
DWS Value Series, Inc.
DWS Dreman Concentrated Value Fund
2005	40,586
2006	948,620
DWS Dreman High Return Equity Fund
2005	40,586

2006	948,620
DWS Dreman Mid Cap Value Fund
2005	40,586
2006	948,620
DWS Dreman Small Cap Value Fund
2005	40,586
2006	948,620
DWS Large Cap Value Fund
2005	40,586
2006	948,620
DWS High Income Series
DWS High Income Fund
2005	24,643
2006	545,763
DWS Strategic Income Fund
DWS Strategic Income Fund
2005	33,307
2006	891,699
DWS Target Fund
DWS LifeCompass Protect Fund
2006	N/A
2007	N/A
DWS LifeCompass Income Fund
2006	N/A
2007	N/A
DWS Target 2008 Fund
2006	518,300
2007	1,319,326
DWS Target 2010 Fund
2006	518,300
2006	1,319,326
DWS Target 2011 Fund
2006	518,300
2007	1,319,326
DWS Target 2012 Fund
2006	518,300
2007	1,319,326
DWS Target 2013 Fund
2006	518,300
2007	1,319,326
DWS Target 2014 Fund
2006	518,300
2007	1,319,326
DWS Technology Fund
DWS Technology Fund
2005	33,307
2006	891,699
DWS U.S. Government Securities Fund
DWS U.S. Government Securities Fund
2005	33,307
2006	891,699

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the applicable Fund at the following address: Two International Place, Boston, MA 02110.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a Proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth therein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Company and/or Fund.

SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

Meetings of shareholders of a Trust, except DWS Equity Trust, shall be called by the Trustees or such other person or persons as specified in the By-laws of such Trust upon the written request of the holders of 25% or more of the total number of shares of such Trust then issued and outstanding and entitled to vote or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office. Meetings of shareholders of DWS Equity Trust shall be called by the president and secretary of DWS Equity Trust upon the written request of the holders of 10% or more of the total number of shares of the DWS Equity Trust then issued and outstanding and entitled to vote. Meetings of shareholders of the Corporation shall be called at the request in writing of the shareholders entitled to cast at least 25% of the votes entitled to be cast at the meeting, provided that a majority of the votes entitled to be cast at the meeting is required if the proposed matter to be acted on is substantially the same as a matter voted on at any special meeting held during the preceding twelve months.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT D.F. KING & CO. AT 1-800-714-3305.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

EXHIBIT  A

CHICAGO DWS FUNDS (AND ASSOCIATED COMPANIES)

Current Trust/Corporation and Fund Name
DWS Equity Trust *
DWS Alternative Asset Allocation Plus Fund
DWS Core Plus Allocation Fund
DWS Disciplined Long/Short Growth Fund
DWS Disciplined Long/Short Value Fund
DWS Disciplined Market Neutral Fund
DWS Balanced Fund *
DWS Balanced Fund
DWS Blue Chip Fund *
DWS Blue Chip Fund
DWS State Tax-Free Income Series *
DWS California Tax-Free Income Fund
DWS New York Tax-Free Income Fund
DWS Value Series, Inc. *
DWS Dreman Concentrated Value Fund
DWS Dreman High Return Equity Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS Large Cap Value Fund
DWS High Income Series *
DWS High Income Fund
DWS Strategic Income Fund *
DWS Strategic Income Fund
DWS Target Fund *
DWS LifeCompass Protect Fund
DWS LifeCompass Income Fund
DWS Target 2008 Fund
DWS Target 2010 Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund *
DWS Technology Fund
DWS U.S. Government Securities Fund *
DWS U.S. Government Securities Fund
Cash Account Trust
Government and Agency Securities Portfolio
Money Market Portfolio
Tax-Exempt Portfolio

DWS Money Funds
DWS Money Market Prime Series
Investors Cash Trust
Treasury Portfolio
Tax-Exempt California Money Market Fund
DWS Variable Series II
DWS Balanced VIP
DWS Blue Chip VIP
DWS Conservative Allocation VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS Growth Allocation VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth & Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Moderate Allocation VIP
DWS Money Market VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

_____________

*Denotes Funds covered by this proxy statement

NEW YORK DWS FUNDS (AND ASSOCIATED COMPANIES)

Current Trust/Corporation and Fund Name
CASH MANAGEMENT PORTFOLIO
CASH RESERVE FUND, INC.
Prime Series
DWS ADVISOR FUNDS
DWS Core Fixed Income Fund
DWS High Income Plus Fund
DWS International Select Equity Fund
DWS Lifecycle Long Range Fund
DWS Micro Cap Fund
DWS Mid Cap Growth Fund
DWS RREEF Real Estate Securities Fund
DWS RREEF Global Real Estate Securities Fund
DWS Short Duration Fund
DWS Short Duration Plus Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Growth Fund
NY Tax Free Money Fund
Tax Free Money Fund Investment
DWS COMMUNICATIONS FUND, INC.
DWS EQUITY PARTNERS FUND, INC.
DWS EQUITY 500 INDEX PORTFOLIO
DWS GLOBAL/INTERNATIONAL FUND, INC.
DWS Emerging Markets Fixed Income Fund
DWS Global Bond Fund
DWS Global Opportunities Fund
DWS Global Thematic Fund
DWS INCOME TRUST
DWS GNMA Fund
DWS INSTITUTIONAL FUNDS
Cash Management Fund Institutional
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
DWS Commodity Securities Fund
DWS EAFE Equity Index Fund
DWS Equity 500 Index Fund
DWS Inflation Protected Plus Fund
DWS U.S. Bond Index Fund
DWS INTERNATIONAL FUND, INC.
DWS Emerging Markets Equity Fund
DWS Europe Equity Fund
DWS International Fund
DWS International Value Opportunities Fund
DWS Latin America Equity Fund
DWS INVESTMENT TRUST
DWS Capital Growth Fund
DWS Growth & Income Fund
DWS Large Company Growth Fund
DWS S&P 500 Index Fund
DWS Small Cap Core Fund
DWS INVESTMENTS VIT FUNDS
DWS Equity 500 Index VIP
DWS RREEF Real Estate Securities VIP
DWS Small Cap Index VIP

DWS INVESTORS FUNDS, INC.
DWS Japan Equity Fund
DWS MONEY MARKET TRUST
DWS Money Market Series
DWS MUNICIPAL TRUST
DWS High Yield Tax Free Fund
DWS Managed Municipal Bond Fund
DWS MUTUAL FUNDS, INC.
DWS Gold & Precious Metals Fund
DWS PORTFOLIO TRUST
DWS Core Plus Income Fund
DWS Floating Rate Plus Fund
DWS SECURITIES TRUST
DWS Climate Change Fund
DWS Health Care Fund
DWS Small Cap Value Fund
DWS STATE TAX FREE TRUST
DWS Massachusetts Tax-Free Fund
DWS TARGET DATE SERIES
DWS LifeCompass Retirement Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS TAX FREE TRUST
DWS Intermediate Tax/AMT Free Fund
DWS VALUE BUILDER FUND, INC.
DWS VALUE EQUITY TRUST
DWS Enhanced S&P 500 Index Fund
DWS Equity Income Fund
DWS VARIABLE SERIES I
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP

EXHIBIT  B

NOMINEE SHARE OWNERSHIP

As of October 31, 2007, the nominees and the officers of the Trust as a whole owned less than 1% of the outstanding shares of any class of any Fund.

The following tables show the dollar range of equity securities beneficially owned by each nominee in each DWS Fund overseen by the Chicago Board as of October 31, 2007.

As only certain participating insurance companies are shareholders of the variable insurance product funds, the nominees do not own any shares in such funds, nor are they contract owners of the participating insurance companies.

Each nominee owns over $100,000 of shares on an aggregate basis in all DWS Funds overseen by the nominee as of October 31, 2007.

	Name of Nominee
	Independent Nominees												Interested Nominee
	Current Board Member Nominees				Other Nominees
Aggregate Dollar Range of Equity Securities in the Fund	John W. Ballantine	Paul K. Freeman	William McClayton	Robert H. Wadsworth	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Kenneth C. Froewiss	Richard J. Herring	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg	Axel Schwarzer
DWS Alternative Asset Allocation Plus Fund	0	0	0	0	0	0	0	$1-$10,000	0	0	0	$10,001-$50,000	0
DWS Balanced Fund	0	0	0	0	$1-$10,000	0	0	0	0	$10,001-$50,000	0	0	0
DWS Blue Chip Fund	0	0	0	0	0	0	0	$1-$10,000	0	0	0	$1-$10,000	0
DWS California Tax-Free Income Fund	0	0	0	0	$1-$10,000	$10,001-$50,000	0	0	0	0	0	0	0
DWS Core Plus Allocation Fund	0	0	0	0	$1-$10,000	0	0	$1-$10,000	0	0	0	0	0
DWS Disciplined Long/Short Growth Fund	0	0	0	0	$1-$10,000	0	$10,001-$50,000	0	$10,001-$50,000	0	0	0	0
DWS Disciplined Long/Short Value Fund	0	0	0	0	0	0	$10,001-$50,000	0	$10,001-$50,000	0	0	0	0
DWS Disciplined Market Neutral Fund	0	0	0	0	0	0	$10,001-$50,000	0	$10,001-$50,000	0	0	0	0
DWS Dreman Concentrated Value Fund	0	0	0	0	0	0	0	$1-$10,000	$10,001-$50,000	0	0	0	0
DWS Dreman High Return Equity Fund	Over $100,000	$50,001- $100,000	0	0	0	0	0	0	0	0	0	0	0
DWS Dreman Mid Cap Value Fund	0	0	0	0	$1-$10,000	0	0	$1-$10,000	0	0	0	0	0
DWS Dreman Small Cap Value Fund	0	$10,001-$50,000	0	0	0	0	0	0	0	$10,001-$50,000	0	0	0
DWS High Income Fund	0	$50,001- $100,000	0	0	0	0	0	0	0	0	0	0	0
DWS Large Cap Value Fund	$10,001-$50,000	0	0	0	$1-$10,000	0	0	0	0	0	0	$10,001-$50,000	0

DWS LifeCompass Protect Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
DWS LifeCompass Income Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
DWS New York Tax-Free Income Fund	0	0	0	0	$1-$10,000	0	0	0	0	0	0	0	0
DWS Strategic Income Fund	0	0	0	0	0	0	0	$1-$10,000	0	0	$1-$10,000	0	0
DWS Target 2008 Fund(1)	0	0	0	0	0	0	0	0	0	0	0	0	0
DWS Target 2010 Fund(1)	0	0	0	0	0	0	0	0	0	0	0	0	0
DWS Target 2011 Fund(1)	0	0	0	0	0	0	0	0	0	0	0	0	0
DWS Target 2012 Fund(1)	0	0	0	0	0	0	0	0	0	0	0	0	0
DWS Target 2013 Fund(1)	0	0	0	0	0	0	0	0	0	0	0	0	0
DWS Target 2014 Fund(1)	0	0	0	0	0	0	0	0	0	0	0	0	0
DWS Technology Fund	0	0	0	0	$1-$10,000	0	0	0	0	$10,001-$50,000	0	0	0
DWS U.S. Government Securities Fund	0	0	0	0	0	0	0	$1-$10,000	0	0	$1-$10,000	$1-$10,000	0
Government & Agency Securities Portfolio	0	0	0	0	$1-$10,000	0	0	0	0	0	$1-$10,000	0	0
Money Market Portfolio	0	0	0	0	0	0	0	0	0	0	0	0	0
Tax-Exempt Portfolio	0	0	0	0	$1-$10,000	$10,001-$50,000	0	0	0	0	0	0	0
DWS Money Market Prime Series	0	$1-$10,000	Over $100,000	$1-$10,000	$1-$10,000	$1-$10,000	0	0	0	0	0	0	0
Treasury Portfolio	0	0	0	0	$1-$10,000	0	0	0	0	0	0	0	0
Tax-Exempt California Money Market Fund	0	0	0	0	0	$1-$10,000	0	0	0	0	0	0	0
Aggregate Dollar Range of Equity Securities Owned in All DWS Funds Overseen by the Nominee	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

_____________

(1)	The Target Funds are closed to both existing and new investors.

EXHIBIT  C

NOMINEE COMPENSATION

The tables below show (i) the compensation paid to each nominee by each Fund for its most recently completed fiscal year and (ii) the total compensation received by each nominee from the DWS fund complex for the calendar year ended December 31, 2006. Mr. Schwarzer was nominated for election to the Board of the Funds on November 14, 2007, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the funds.

	Name of Nominee
	Current Board Member Nominees				Other Nominees
Aggregate Compensation from Fund	John W. Ballantine	Paul K. Freeman	William McClayton	Robert H. Wadsworth	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Kenneth C. Froewiss	Richard J. Herring	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg
DWS Alternative Asset Allocation Plus Fund	0	0	0	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Balanced Fund	6,333	6,919	5,930	5,957	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Blue Chip Fund	4,523	4,640	3,986	4,000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS California Tax-Free Income Fund	4,760	5,094	4,376	4,416	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Core Plus Allocation Fund	918	980	832	843	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Disciplined Long/Short Growth Fund	337	377	323	323	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Disciplined Long/Short Value Fund	337	377	323	323	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Disciplined Market Neutral Fund	716	813	690	690	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Dreman Concentrated Value Fund	1,210	1,174	1,027	1,063	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Dreman High Return Equity Fund	9,255	9,108	7,990	7,880	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Dreman Mid Cap Value Fund	696	696	583	623	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Dreman Small Cap Value Fund	4,636	4,526	3,977	4,087	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS High Income Fund	6,650	7,190	6,160	6,200	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Large Cap Value Fund	5,980	5,870	5,137	5,283	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS LifeCompass Protect Fund	0	0	0	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS LifeCompass Income Fund	0	0	0	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS New York Tax-Free Income Fund	3,533	3,794	3,260	3,287	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Strategic Income Fund	3,590	3,913	3,350	3,364	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Target 2008 Fund	1,314	1,380	1,196	1,196	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Target 2010 Fund	1,767	1,866	1,603	1,620	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Target 2011 Fund	2,089	2,210	1,883	1,900	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Target 2012 Fund	1,927	2,027	1,726	1,760	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

DWS Target 2013 Fund	1,687	1,787	1,540	1,556	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Target 2014 Fund	1,713	1,814	1,550	1,566	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS Technology Fund	5,220	5,700	4,887	4,907	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
DWS U.S. Government Securities Fund	6,837	7,465	6,397	6,423	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from Fund Complex(1)	222,670(2)	217,670(2)	193,560(2)	228,250(2)	189,000(3)(5)	251,000(3)(4)(5)	195,000(3)(5)	234,988(3)(5)	184,000(3)(5)	185,000(3)(5)	206,000(3)(5)	202,000(3)(5)

_____________

(1)	The Fund Complex is composed of 155 funds.
(2)

For calendar year 2007, John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth are expected to receive aggregate compensation from the DWS Fund complex in the amounts of $215,000, $240,000, $205,000 and $205,000, respectively, The differences in compensation amounts from calendar year 2006 are due to the changes in Board and committee chairpersons and committee assignments that became effective January 1, 2007 for the Chicago Board.

(3)	Reflects aggregate compensation received for serving as a Board Member of the New York DWS Funds and other DWS Funds for calendar year 2006.
(4)	Includes $50,000 in annual retainer fees in Ms. Driscoll’s role as Chairperson of the New York Board.
(5)

Aggregate compensation includes amounts paid to the New York Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the New York Funds’ direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable New York DWS Funds.

EXHIBIT  D

OFFICERS

Unless otherwise indicated, the address of each officer below is Two International Place, Boston, Massachusetts 02110.

Name, Year of Birth, Position(s) with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark (1965) President, 2006-present (1) (3)

Managing Director (2), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present (1)	Director (2), Deutsche Asset Management
Paul H. Schubert (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present (1) (3)

Managing Director (2), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette (1962) Secretary, 2001-present (1)	Director (2), Deutsche Asset Management
Patricia DeFilippis (1963) Assistant Secretary, 2005-present (1) (3)	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger (1962) Assistant Secretary, 2005-present (1) (3)	Director (2), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1998-present (1)	Managing Director (2), Deutsche Asset Management
Paul Antosca (1957) Assistant Treasurer, 2007-present (1)	Director (2), Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present (1)	Director (2), Deutsche Asset Management
Jason Vazquez (1972) Anti-Money Laundering Compliance Officer, 2007-present (1) (3)

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby (1962) Chief Compliance Officer, 2006-present (1) (3)

Managing Director (2), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

_____________

(1)

As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Funds within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(2)	Executive title, not a board directorship.

(3)	Address: 345 Park Avenue, New York, New York 10154.

EXHIBIT  E

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, dated as of [__________], 2008, among [Name of Trust/Corporation], a [Massachusetts business trust/Maryland corporation] [(the “Trust”)/(the “Corporation”)], on its own behalf and on behalf of each of the Funds listed on Schedule I to this Agreement (each a “Fund” and together, the “Funds”), and Deutsche Investment Management Americas Inc., a Delaware corporation (the “Adviser”).

WHEREAS, the [Trust/Corporation] is engaged in business as [an open-end/a closed-end] investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, The [Trust/Corporation] engages in the business of investing and reinvesting the assets of each Fund in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of each Fund included in the [Trust’s/Corporation’s] Registration Statement on Form [N-1A/N-2], as amended from time to time (the “Registration Statement”), filed by the [Trust/Corporation] under the Investment Company Act and the Securities Act of 1933, as amended;

WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the [Trust/Corporation] desires to retain the Adviser to provide investment management services to each Fund on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to each Fund on the terms set out in this Agreement; and

WHEREAS, the [Trust/Corporation] and the Adviser desire to amend and restate the Investment Management Agreement dated [                ].

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the [Trust/Corporation], each Fund and the Adviser agree as follows:

1.	Appointment and Services.

(a)        The [Trust/Corporation] appoints the Adviser to act as investment manager to each Fund. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b)       Subject to the terms of this Agreement, and the supervision of the Board of [Trustees/Directors], the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use best efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code. The Adviser will also monitor, to the extent not monitored by the Fund’s administrator or other agent, each Fund’s compliance with its investment and tax guidelines and other compliance policies. Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients. In managing each Fund in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the [Trust/Corporation] or a Fund.

(c)        The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board of [Trustees/Directors] and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d)       The Adviser will provide assistance to the Board of [Trustees/Directors] in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund.

(e)        The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of [Trustees/Directors] such records upon request.

(f)        The Adviser also agrees to make available to the Board of [Trustees/Directors] the following:

(i)	periodic reports on the investment performance of each Fund;

(ii)       additional reports and information related to the Adviser’s duties under this Agreement as the Board of [Trustees/Directors] may reasonably request; and

(iii)      to the extent held by the Adviser, all of each Fund’s investment records and ledgers as are necessary to assist the [Trust/Corporation] in complying with the requirements of the Investment Company Act and other applicable laws.

To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g)       The Adviser will also provide to each Fund’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Fund, in each case subject to compliance with applicable privacy standards.

2.	Investment Management Fee.

(a)        For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the [Trust/Corporation] on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by [____]% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

(b)       The “average daily net assets” of each Fund will mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of each Fund will always be determined pursuant to the applicable provisions of the [Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”)/ Corporation’s Articles of Incorporation, as amended from time-to-time (the “Articles”)] and the Registration Statement. If the determination of net asset value for a Fund does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Fund as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(c)        The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(d)       All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

*REPLACE ABOVE SECTION  2 WITH THE FOLLOWING IF THERE IS NO FEE (when the advisor receives a fee from underlying funds)*

[2.         Management Fee. As the Adviser expects to be compensated under investment management agreements currently in effect between the Adviser or its affiliates and the underlying funds advised by the Adviser or its affiliates in which a Fund may invest (“Underlying Funds”), the Adviser will not be paid a fee for the services described in Section 1 of this Agreement. The Adviser will be entitled to the reimbursement of expenses as set out in Section 3 of this Agreement.]

3.	Expenses.

(a)        Except as otherwise specifically provided in this Section 3 or as determined by the Board of [Trustees/Directors], to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all [Trustees/Directors], officers and executive employees of the [Trust/Corporation] (including a Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the [Trust/Corporation], subject to their individual consent to serve and to any limitations imposed by law. The Adviser will provide at its expense the services described in this Agreement.

(b)       The Adviser will not be required to pay any expenses of the [Trust/Corporation] or of a Fund other than those specifically allocated to it in this Section 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the [Trust/Corporation]’s [Trustees/Directors] and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the [Trust/Corporation], a Fund’s custodian or other agents of the [Trust/Corporation]; taxes and governmental fees; fees and expenses of a Fund’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

(c)        The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of a Fund (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the [Trust/ Corporation] on behalf of the Fund will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Fund (or some other party) will assume some or all of such expenses. The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

4.          Delegation of Investment Management Services. Subject to the prior approval of a majority of the members of the Board of [Trustees/Directors], including a majority of the [Trustees/Directors] who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board of [Trustees/Directors], including a majority of the [Trustees/ Directors] who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

5.	Selection of Brokers and Affiliated Transactions.

(a)        Subject to the policies established by, and any direction from the [Trust/Corporation]’s Board of [Trustees/Directors] the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the [Trust/Corporation] or be in breach of any obligation owing to the [Trust/Corporation] under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

(b)       Subject to the policies established by, and any direction from, a Fund’s Board of [Trustees/ Directors], the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(c)        The Adviser and any of its affiliates will not deal with a [Trust/Corporation] or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Fund order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, a Fund may not buy securities from the group except in accordance with policies established by the Board of [Trustees/Directors] in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(d)       The Adviser will promptly communicate to a Fund’s administrator and to the officers and the [Trustees/Directors] of a [Trust/Corporation] such information relating to portfolio transactions as they may reasonably request.

6.	Limitation of Liability of Manager.

(a)        As an inducement to the Adviser undertaking to provide services to the [Trust/Corporation] and each Fund pursuant to this Agreement, the [Trust/Corporation] and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the [Trust/Corporation] or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the [Trust/Corporation], a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)       The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

7.	Term and Termination.

(a)        This Agreement will remain in force with respect to each party until September 30, 2008 and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the [Trustees/Directors] who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the [Trustees/Directors] of the [Trust/Corporation], or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(b)       This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the [Trust/ Corporation]’s Board of [Trustees/Directors] on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the [Trust/Corporation]. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

8.          Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9.          Services Not Exclusive. The Adviser’s services to the [Trust/Corporation] and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or [Trustees/Directors] of the [Trust/ Corporation], and that officers or [Trustees/Directors] of the [Trust/Corporation] may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The [Trust/Corporation] and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.

10.        Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of [Trustees/Directors]. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for a Fund’s account with brokers or dealers selected by it in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of a Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.        Additional Series. In the event the [Trust/Corporation] establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of [Trustees/Directors] with respect to the Funds and the execution of an amended Schedule I reflecting the Funds.

12.        Delivery of Documents. Copies of the Registration Statement and each Fund’s Prospectus and SAI have been furnished to the Adviser by the [Trust/Corporation]. The [Trust/Corporation] has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the [Trust/Corporation] and each Fund:

(i)        The [Declaration/Articles] dated [___________], as amended to date, together with all filed certificates regarding the establishment and designation of a series of Shares of the [Trust/Corporation], to the extent applicable.

(ii)	By-Laws of the [Trust/Corporation] as in effect on the date hereof.

(iii)      Resolutions of the [Trustees/Directors] of the [Trust/Corporation] approving the form of this Agreement.

The [Trust/Corporation] will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

*INCLUDE THE FOLLOWING SECTION  FOR MA BUSINESS TRUST ONLY*

13.	[Limitation of Liability for Claims.

(a)        The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “ Trust” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of a Fund, or Trustee, officer, employee, or agent of the Trust, will be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only will be liable.

(b)       The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and it agrees that the obligations assumed by the Trust on behalf of each Fund pursuant to this Agreement will be limited in all cases to a Fund and its assets, and it will not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. The Adviser understands that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.]

14.
[13/14].	Miscellaneous.

(a)        The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b)       Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c)        This Agreement will be construed in accordance with the laws of [The Commonwealth of Massachusetts/the State of Maryland] without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

(d)        This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e)       If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(f)       This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the [Trust/Corporation] on behalf of a Fund.

[The rest of this page is intentionally blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

[Name of Trust/Corporation] By: _________________________________ [Name of Officer] [Title]
[Name of Trust/Corporation], on behalf of the Funds set out on Schedule I By: _________________________________ [Name of Officer] [Title]
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. By: _________________________________ [Name of Officer] [Title]

SCHEDULE I

FUNDS

[List of funds to which agreement applies]

EXHIBIT  F

COMPARISON OF MANAGEMENT FEE RATES

Fund	Management Fee Rate under Current Management Agreement % of Net Assets	Management Fee Rate under Amended Management Agreement (“New Fee”) % of Net Assets	Aggregate Amount of DIMA’s Management Fee Under Current Management Agreement(1)(2)	Aggregate Amount DIMA Would Have Received Had the New Fee Been in Effect(1)(2)	Percentage Change in Aggregate Amount Received by DIMA(1)
DWS Balanced Fund	0.467%	0.367%	$ 9,131,853	$ 7,174,832	-21%
DWS Blue Chip Fund	0.564%	0.464%	$ 3,394,232	$ 2,791,979	-18%
DWS California Tax-Free Income Fund	0.529%	0.429%	$ 4,520,501	$ 3,665,620	-19%
DWS Dreman Concentrated Value Fund	0.800%	0.715%	$ 407,579	$ 364,274	-11%
DWS Dreman High Return Equity Fund	0.675%	0.575%	$53,337,058	$45,429,662	-15%
DWS Dreman Mid Cap Value Fund	0.750%	0.665%	$ 190,836	$ 169,208	-11%
DWS Dreman Small Cap Value Fund	0.713%	0.613%	$ 9,375,452	$ 8,060,746	-14%
DWS High Income Fund	0.544%	0.444%	$12,002,401	$ 9,795,294	-18%
DWS New York Tax-Free Income Fund	0.539%	0.439%	$ 2,085,356	$ 1,698,509	-19%
DWS Strategic Income Fund	0.570%	0.470%	$ 2,033,921	$ 1,676,999	-18%
DWS Target 2008 Fund	0.500%	0.400%	$ 97,790	$ 78,232	-20%
DWS Target 2010 Fund	0.500%	0.400%	$ 237,408	$ 189,926	-20%
DWS Target 2011 Fund	0.500%	0.400%	$ 379,319	$ 303,455	-20%
DWS Target 2012 Fund	0.500%	0.400%	$ 299,494	$ 239,595	-20%
DWS Target 2013 Fund	0.500%	0.400%	$ 210,199	$ 168,159	-20%
DWS Target 2014 Fund	0.500%	0.400%	$ 214,888	$ 171,910	-20%
DWS Technology Fund	0.558%	0.458%	$ 6,643,370	$ 5,452,038	-18%
DWS U.S. Government Securities Fund	0.421%	0.321%	$10,734,371	$ 8,187,628	-24%

_____________

(1)

This comparison is included because it is required by applicable SEC regulations. However, as noted in the proxy statement, because fees paid to DIMA for administrative services pursuant to the current Management Agreement would be paid instead pursuant to the new Administrative Services Agreement if shareholders of a Fund approve the Investment Management Agreement, the management fee rate applicable to a Fund would be reduced. For some Funds, the reduction in management fee will be completely offset by the new fee charged for administrative services under the Administrative Services Agreement. Other Funds are proposed to pay lower management fees, even after giving effect to the new charges for administrative services under the Administrative Services Agreement.

(2)	Measured during the Fund’s most recently completed fiscal year.

EXHIBIT  G

Fund	Date of Current Management Agreement	Date Current Management Agreement Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Management Agreement to Shareholder Vote	Date of Last Renewal of Current Management Agreement by Board	Action Taken by Board (Other than Renewal) Since Beginning of Fund’s Last Fiscal Year
DWS Balanced Fund	March 11, 2005	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS Blue Chip Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS California Tax-Free Income Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS Dreman Concentrated Value Fund	June 1, 2005	May 30, 2005	Sole Stockholder approved initial IMA	September 19, 2007
DWS Dreman High Return Equity Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS Dreman Mid Cap Value Fund	August 1, 2005	July 29, 2005	Sole Stockholder approved initial IMA	September 19, 2007
DWS Dreman Small Cap Value Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS High Income Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS New York Tax-Free Income Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS Strategic Income Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS Target 2008 Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS Target 2010 Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS Target 2011 Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007

DWS Target 2012 Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS Target 2013 Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS Target 2014 Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS Technology Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007
DWS U.S. Government Securities Fund	April 5, 2002	March 28, 2002	Change in control of Advisor	September 19, 2007

EXHIBIT  H

INFORMATION REGARDING EACH FUND'S RELATIONSHIP WITH

DIMA AND CERTAIN AFFILIATES

For purposes of the information below, “Affiliated Broker” means any broker:

•	That is an affiliated person of the Fund;
•	That is an affiliated person of such person; or
•	That is an affiliated person of which is an affiliated person of the Fund, DIMA, the Fund’s principal underwriter or the Fund’s administrator.

No commissions were paid to Affiliated Brokers for each Fund’s most recent fiscal year. The following fees were paid by the Fund to DIMA and its affiliates during its most recent fiscal year for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Funds	Fiscal Year End	Distributor Fees(1)	Transfer Agent Fees(2)	Fund Accounting Fees(3)	Typesetting and Filing Fees(4)
DWS Balanced Fund	October, 2006	$ 4,638,167	$3,701,029	N/A	$36,840
DWS Blue Chip Fund	October, 2006	$ 2,291,672	$1,334,005	N/A	$18,720
DWS California Tax-Free Income Fund	August, 2006	$ 1,445,445	$ 281,415	N/A	$20,040
DWS Dreman Concentrated Value Fund	November, 2006	$ 197,671	$ 63,186	$99,286	$13,872
DWS Dreman High Return Equity Fund	November, 2006	$30,073,445	$8,388,556	N/A	$18,432
DWS Dreman Mid Cap Value Fund	November, 2006	$ 91,799	$ 40,730	$134,211	$18,912
DWS Dreman Small Cap Value Fund	November, 2006	$ 5,283,260	$1,944,635	N/A	$19,392
DWS High Income Fund	September, 2006	$ 7,637,429	$2,468,850	N/A	$18,820
DWS New York Tax-Free Income Fund	August, 2006	$ 367,898	$ 143,370	N/A	$18,840
DWS Strategic Income Fund	October, 2006	$ 1,155,616	$ 602,485	N/A	$18,720
DWS Target 2008 Fund	July, 2007	$ 47,156	$ 27,960	N/A	$16,197
DWS Target 2010 Fund	July, 2007	$ 115,748	$ 50,350	N/A	$12,310
DWS Target 2011 Fund	July, 2007	$ 184,906	$ 82,354	N/A	$15,590
DWS Target 2012 Fund	July, 2007	$ 146,711	$ 68,253	N/A	$15,730
DWS Target 2013 Fund	July, 2007	$ 105,194	$ 62,682	N/A	$11,259
DWS Target 2014 Fund	July, 2007	$ 104,963	$ 59,834	N/A	$28,745
DWS Technology Fund	October, 2006	$ 3,533,387	$3,456,008	N/A	$23,460
DWS U.S. Government Securities Fund	October, 2006	$ 6,323,156	$3,168,919	N/A	$20,620

_____________

(1)	DWS-SDI provides Distributor services for all Funds listed.
(2)	DWS-SISC provides Transfer Agent services for all Funds listed.
(3)	DWS-SFAC provides Fund Accounting services for all Funds listed.
(4)	DIMA also provides typesetting and filing services for all Funds listed.

EXHIBIT  I

FORM OF AMENDED AND RESTATED

DECLARATION OF TRUST

OF

[NAME OF TRUST]

DATED

[ ]

Article 1	NAME AND DEFINITIONS	1
Section 1.1	Name	1
Section 1.2	Definitions	1
Article 2	TRUSTEES	2
Section 2.1	General Powers	2
Section 2.2	Certain Specific Powers	3
Section 2.3	Legal Title	5
Section 2.4	Issuance and Repurchase of Shares	5
Section 2.5	Delegation; Committees	5
Section 2.6	Collection and Payment	5
Section 2.7	Expenses	6
Section 2.8	Manner of Acting	6
Section 2.9	By-Laws	6
Section 2.10	Principal Transactions	6
Section 2.11	Number of Trustees	6
Section 2.12	Election and Term	6
Section 2.13	Resignation and Removal	6
Section 2.14	Vacancies	7
Article 3	CONTRACTS	7
Section 3.1	Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian 7
Section 3.2	Advisory or Management Contract; Administration	7
Section 3.3	Affiliations of Trustees or Officers, Etc	8
Section 3.4	Further Authority of Trustees	8
ARTICLE 4	LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS 8
Section 4.1	No Personal Liability of Shareholders, Trustees, Etc. Generally	8
Section 4.2	Non-Liability of Trustees, Etc. to Trust or Shareholders	9
Section 4.3	Mandatory Indemnification	9
Section 4.4	No Bond Required of Trustees	11
Section 4.5	No Duty of Investigation; Notice in Trust Instruments, Etc	11
Section 4.6	Reliance on Experts, Etc	11
Section 4.7	Derivative Actions	12
Article 5	SHARES OF BENEFICIAL INTEREST	12
Section 5.1	Beneficial Interest	12
Section 5.2	Rights of Shareholders	12
Section 5.3	Trust Only	12
Section 5.4	Issuance of Shares	12
Section 5.5	Ownership of Shares; Small Accounts	13
Section 5.6	Disclosure of Holdings	13
Section 5.7	Notices; Reports	13
Section 5.8	Voting Powers	13

Section 5.9	Meetings of Shareholders; Action by Written Consent	14
Section 5.10	Series	15
Section 5.11	Classes	16
Section 5.12	Establishment and Designation of Series and Classes	16
Article 6	REDEMPTION AND REPURCHASE OF SHARES	16
Section 6.1	Redemption of Shares	16
Section 6.2	Price	16
Section 6.3	Payment	17
Section 6.4	Redemption of Shareholder’s Interest	17
Section 6.5	Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula 17
Section 6.6	Suspension of Right of Redemption	17
ARTICLE 7	DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS 18
Section 7.1	Determination of Net Asset Value	18
Section 7.2	Distributions to Shareholders	18
Section 7.3	Constant Net Asset Value	18
Section 7.4	Reserves	18
Section 7.5	Determination by Trustees	18
ARTICLE 8	DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC 19
Section 8.1	Duration	19
Section 8.2	Termination of Trust	19
Section 8.3	Amendment Procedure	20
Section 8.4	Merger, Consolidation and Sale of Assets	21
Article 9	MISCELLANEOUS	21
Section 9.1	Filing	21
Section 9.2	Governing Law; Forum Selection	21
Section 9.3	Counterparts and Headings	22
Section 9.4	Reliance by Third Parties	22
Section 9.5	Provisions in Conflict with Law	22

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

[NAME OF TRUST]

DATED ____________ ____, _________

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this ___ day of [                   ], 2008 by the Trustees hereunder.

WHEREAS, the [NAME OF TRUST] was established pursuant to a Declaration of Trust dated [DATE OF ORIGINAL DECLARATION] (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to Section 4, Article IX of the Original Declaration, may amend this Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

WHEREAS, the Trustees and any successor Trustees elected in accordance with Article II hereof are acquiring and may hereafter acquire assets and properties which they will hold and manage as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

WHEREAS, the Trustees declare that they will hold all cash, securities and other assets and properties, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST, and that they will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE  FIRST

NAME AND DEFINITIONS

Section 1.1        Name. The name of the trust created hereby is the “NAME OF TRUST” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2        Definitions. Wherever they are used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a)        “By-Laws” means the By-Laws referred to in Section 2.9 hereof, as from time to time amended.

(b)       “Class” means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(c)        The terms “Commission” and “Interested Person” shall have the same meanings given to such terms in the 1940 Act. The term “vote of a majority of the outstanding voting securities” shall have the same meaning given to it in the 1940 Act.

(d)       “Declaration” means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,”

and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(e)	“His” shall include the feminine and neuter, as well as the masculine, genders.

(f)        The “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Trust or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the Staff of the Commission under such Act. In construing the 1940 Act, the Trustees and officers of the Trust may, to the extent deemed appropriate, rely on interpretations of the 1940 Act issued by the Commission or the Staff thereof.

(g)       “Outstanding Shares” means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust.

(h)       “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(i)        “Series” individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(j)	“Shareholder” means a record owner of Outstanding Shares.

(k)       “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees and includes fractions of Shares as well as whole Shares.

(l)        The “Trust” refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time.

(m)      The “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

(n)       The “Trustees” means at any time the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all persons who may at that time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

ARTICLE  SECOND

TRUSTEES

Section 2.1        General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with full powers of delegation except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations and maintain offices both within and without the Commonwealth of Massachusetts, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing the Trustees shall have power and authority to operate and carry on the business of an investment company and exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a Massachusetts business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court.

The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Any determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other interested party.

Section 2.2	Certain Specific Powers.

(a)        Investments. The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to trust investments, but shall have full authority and power to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in any and all investments in which they, in their absolute discretion, deem proper to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority:

(i)        To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(ii)       To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in their or the Trust’s name or in the name of a custodian or a nominee or nominees;

(iii)      To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv)      To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, and any interest therein;

(v)       To borrow money for any purpose and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property;

(vi)      To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(vii)     To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust; and

(viii)    To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b)	Additional Powers.

The Trustees shall have the power:

(i)        To employ or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

(ii)       To enter into joint ventures, partnerships and any other combinations or associations;

(iii)      To elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate;

(iv)      To purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property or (C) such other insurance as the Trustees in their sole judgment shall deem advisable;

(v)       To establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vi)      To the extent permitted by law, to indemnify any person with whom the Trust has dealings, including any investment adviser, distributor, administrator, custodian, transfer agent and selected dealers, to such extent as the Trustees shall determine;

(vii)	To guarantee indebtedness or contractual obligations of others;

(viii)    To determine and change the fiscal year of the Trust and the method by which its accounts shall be kept;

(ix)      To adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust;

(x)       To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares; and

(xi)      To carry on any other business in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c)        The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

Section 2.3        Legal Title. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees. Such title shall automatically vest at the time a person becomes a Trustee and shall automatically unvest at the time a person ceases to be a Trustee, in each case without the execution or delivery of any conveyancing instrument.

Section 2.4        Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 2.5        Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by the 1940 Act.

Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 2.6        Collection and Payment. The Trustees shall have power to collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property but shall have no liability for failing to do so; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7        Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, to pay reasonable compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8        Manner of Acting. Except as otherwise provided herein or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them without the vote or consent of Shareholders.

Section 2.9        By-Laws. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

Section 2.10      Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor, administrator, custodian or transfer agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11      Number of Trustees. The number of Trustees shall be such number as shall be determined from time to time by the Trustees then in office. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to this Article II.

Section 2.12      Election and Term. Except as provided in Section 2.13 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor is elected and qualified. Any vacancy resulting from a newly created Trusteeship or the death, resignation, retirement, removal, or incapacity of a Trustee may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act.

Section 2.13      Resignation and Removal. Any Trustee may resign (without the need for any prior or subsequent accounting, except as such accounting may be required by a majority of the remaining Trustees) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or is otherwise required to retire in accordance with, any written policy adopted from time to time by the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument signed by a majority of the other Trustees. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by the action of two-thirds of the remaining Trustees or by vote of Shareholders holding two thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

Section 2.14      Vacancies. The death, resignation, retirement, removal, or incapacity, of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as determined is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE  THIRD

CONTRACTS

Section 3.1        Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting, distribution or placement contract or contracts providing for the sale of the Shares, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as the Trust’s sales agent for the Shares, and in either case on such terms and conditions, and providing for such compensation, as the Trustees may in their discretion determine; and such contract may also provide for the repurchase of the Shares by such other party as principal or as agent of the Trust. The Trustees may in their discretion from time to time enter into one or more transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable. All securities and cash of the Trust or any Series thereof shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians, each meeting the requirements for a custodian contained in the 1940 Act, or shall otherwise be held in accordance with the 1940 Act.

Section 3.2        Advisory or Management Contract; Administration. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services, proxy voting services and such other facilities and services, including administrative services, if any, and all upon such terms and conditions and for such compensation, as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust or any Series and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

The Trustees may also employ, or authorize the investment adviser or a sub-adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser or sub-adviser and upon such terms and conditions and for such compensation as may be agreed upon between the investment adviser, the sub-adviser and/or such other sub-advisers and approved by the Trustees. Any reference in this Declaration to the investment adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

The Trustees may, in their discretion from time to time enter into administration and/or, fund accounting contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable.

Section 3.3	Affiliations of Trustees or Officers, Etc. The fact that:

(i)        any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, member, trustee, employee, manager, adviser or distributor of or for any partnership, limited liability company, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii)       any partnership, limited liability company, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, limited liability companies, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.4        Further Authority of Trustees. The authority of the Trustees hereunder to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article III shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 2.2 hereof to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE  FOURTH

LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

Section 4.1        No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2        Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3        Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i)        every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii)       the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i)        against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)       with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii)      in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A)       by the court or other body approving the settlement or other disposition; or

(B)       a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x)       a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y)       written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c)        The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d)       Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i)        such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii)       a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders. Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Section 4.4        No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5        No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, or employee of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer or employee or to see to the application of any payments made or property transferred to the Trust or upon its order. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers or employees of the Trust. All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or the assets of that particular Series for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as Trustees or officers under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees, officers or Shareholders individually.

Section 4.6        Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected from liability with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, custodian, administrator, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The appointment, designation or identification of a Trustee as the chairperson of the Trustees, as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall effect in any way that Trustee’s rights or entitlement to indemnification.

Section 4.7        Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust, as appropriate.

ARTICLE  FIFTH

SHARES OF BENEFICIAL INTEREST

Section 5.1        Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.10 and

Section 5.11 hereof, with or without par value. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.2        Rights of Shareholders. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, creation or redemption fees, account fees or any other fees or charges permitted to be charged to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class of Shares in accordance with Section 5.11 hereof. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and to have become a party hereto.

Section 5.3        Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, limited liability company, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4        Issuance of Shares. The Trustees in their discretion may, from time to time, issue Shares, in addition to the Outstanding Shares, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees shall have full power and authority, in their sole discretion, to divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust, or to take such other action with respect to the Shares as the Trustees may deem desirable.

Section 5.5        Ownership of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

(b)       In the event any certificates representing Shares are at any time outstanding, the Trustees may at any time or from time to time discontinue the issuance of such certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, cancel such certificates, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded on the books of the Trust or its transfer or similar agent.

(c)        The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may take any other such action with respect to minimum investment amounts as may be deemed appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 5.6        Disclosure of Holdings. The holders of Shares or others securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by law or regulation or as the Trustees may otherwise decide.

Section 5.7        Notices; Reports. The Trustees may from time to time set forth in the By-Laws procedures for providing notices and other reports to Shareholders.

Section 5.8        Voting Powers. The Shareholders shall have power to vote only: (a) for the election or removal of Trustees to the extent and as provided in Article II; (b) with respect to the termination of the Trust or a Series thereof to the extent and as provided in Section 8.2; (c) with respect to an amendment of this Declaration to the extent and as provided in Section 8.3; (d) with respect to such additional matters relating to the Trust as may be required by law; and (e) with respect to such additional matters as the Trustees may determine to be necessary or desirable.

Each whole Share shall entitle the holder thereof to one vote as to any matter on which such it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote [except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or no voting rights.]1 There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders.

On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or Classes of Shares, except (1) when required by applicable law or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class; and (2) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

____________________

Additional language in brackets for DWS Equity Trust if Item IV.B is not approved by vote of holders of two-thirds of the shares of DWS Equity Trust outstanding and entitled to vote.

[On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted by individual Series and not in the aggregate, except to the extent otherwise required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to a Series if acted upon as provided in Rule  18f-2 under the 1940 Act or any successor rule and in this Declaration.]1

Section 5.9        Meetings of Shareholders; Action by Written Consent. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable [, and shall be called at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting, such request stating the purpose of the proposed meeting.]2 Meetings of the Shareholders shall be held at such place within the United States as shall be fixed by the Trustees. The Trustees may set in the By-Laws provisions relating to the calling of meetings, quorum requirements, conduct of meetings, notice of meetings, adjournment of meetings and related matters.

(a)        The Shareholders shall take action by the affirmative vote of the holders of a majority, except in the case of the election of Trustees which shall only require a plurality, of the Shares present in person or by proxy and entitled to vote and voting or voted at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by the 1940 Act or any provision of this Declaration or the By-Laws.

(b)       Any action required or permitted to be taken at a meeting of the Shareholders may be taken, at the sole discretion of the Trustees, without a meeting by written action signed by that number Shareholders holding not less than the minimum number of votes that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action is effective when it has been signed by the requisite number of Shareholders and delivered to the Secretary or Clerk of the Trust, unless a different effective time is provided in the written action.

Section 5.10      Series. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(a)        All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

(b)       The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any issued or unissued Shares of any Series into one or more Series that may be established and designated from time to time or abolish any one or more Series in accordance with Section 8.2, and take such other action with respect to the Series as the Trustees may deem desirable.

_______________________________

For DWS Equity Trust only, the paragraph in brackets replaces the immediately preceding paragraph if Item IV.B is not approved by vote of holders of two-thirds of the shares of DWS Equity Trust outstanding and entitled to vote.

2Additional language in brackets for DWS Equity Trust if Item IV.B is not approved by vote of holders of two-thirds of the shares of DWS Equity Trust outstanding and entitled to vote.

(c)        All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. Each Series shall be preferred over all other Series in respect of the assets allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable.

(d)       The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against, a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(e)        Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series as provided in Section 7.2. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series as provided in Section 8.2. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

Section 5.11      Classes. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of a Class shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees and not prohibited by the 1940 Act. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may in their discretion divide or combine the Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; abolish any one or more Classes; and take such other action with respect to the Shares as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may, in their sole discretion, allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

Section 5.12      Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and in the case of a Class the relative rights and preferences of such Class, which may make reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary/Clerk or an Assistant Secretary/Clerk of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 9.1 hereof. Notwithstanding the foregoing, any Series or Class of the Trust established and designated prior to the date hereof in accordance with the terms of the Original Declaration (a “Prior Designation”), and set forth on the Restated Designation attached as Appendix A hereto, shall be deemed for all intents and purposes to have been established and designated in accordance with this Section 5.12. The Restated Designation attached hereto as Appendix A shall supercede any terms set forth in a Prior Designation. Additions or modifications to a Designation, other than termination of an existing Series or Class, shall be deemed to be an amendment to this Declaration subject to Section 8.3 hereof.

ARTICLE  SIXTH

REDEMPTION AND REPURCHASE OF SHARES

Section 6.1        Redemption of Shares. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such office or agency as may be designated from time to time for that purpose by the Trustees and in accordance with such conditions as the Trustees may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2        Price. Any Shares redeemed shall be redeemed at their net asset value, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 6.3        Payment. Payment for such Shares shall be made in cash or in property, or any combination thereof, out of the assets of the Trust or relevant Series of the Trust. The composition of any such payment (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 6.4        Redemption of Shareholder’s Interest. Subject to the provisions of the 1940 Act, the Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to:

(i)        the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees,

(ii)       the determination by the Trustees that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended,

(iii)      the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity,

(iv)      the failure of a Shareholder to pay when due the purchase price for the Shares issued to such Shareholder,

(v)       when required for the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 5.5(c) hereof,

(vi)      failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares,

(vii)     the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class,

(viii)    failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 5.6 hereof, or

(ix)      when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 6.5        Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6        Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of Shareholders to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE  SEVENTH

DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

Section 7.1        Determination of Net Asset Value. The Trustees may in their sole discretion from time to time prescribe the time or times for determining the per Share net asset value of the Shares of the Trust or any Series thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Trust or Series thereof, and the procedures and methods for determining the net asset value of a Share of the Trust, or a Series or a Class thereof. The Trust may suspend the determination of net asset value during any period when it may suspend the right of the Shareholders to require the Trust to redeem Shares.

Section 7.2        Distributions to Shareholders. The Trustees may in their sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time for the declaration and payment by duly authorized officers of the Trust of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or in property, including any Shares or other securities of the Trust as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash, such cash may be reinvested in full and fractional Shares of the Trust as the Trustees shall direct or as the Trustees may permit a Shareholder to direct. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them; provided, however, that the composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Section 7.3        Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

Section 7.4        Reserves. The Trustees may in their sole discretion set apart, from time to time, out of any funds of the Trust or Series or Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 7.5        Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to this Article VII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE  EIGHTH

DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

Section 8.1        Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2        Termination of Trust. (a) The Trust or any Series of the Trust may be terminated at any time by the Trustees by notice to the Shareholders of the Trust or such Series as the case may be, or by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote of the Trust or such Series. Upon the termination of the Trust or any Series,

(i)        the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

(ii)       the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the rights and powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business;

(iii)      after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, to the Shareholders of the Trust or the Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of a Series involved, provided that any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

(b)       After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust (or Series) an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

The foregoing provisions shall also apply mutatis mutandis to the termination of any Class.

Section 8.3        Amendment Procedure. (a) Except as specifically provided herein, the Trustees may amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration by an instrument in writing executed by a majority of the Trustees, provided that any provision of this Declaration that requires the approval of more than a majority of the Trustees for any matter may be amended only with the approval of such greater number of the Trustees. Shareholders shall have the right to vote only on (i) any amendment that would affect their right to vote granted in Section 5.8 hereof; (ii) any amendment as may be required by law to be approved by Shareholders; and (iii) any amendment submitted to them by the Trustees. Notwithstanding the foregoing, the Trustees may, without any Shareholder vote, amend this Declaration (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a Series or Class, for any reason at any time, if there are no Shares of such Series or Class outstanding at that time. In the event that the Trustees, without shareholder approval, make any material amendment to this Declaration that affects the rights of Shareholders, as determined by the Trustees, notice of the substance of such amendment shall be provided to Shareholders affected by such amendment at such time and in such manner as the Trustees determine to be appropriate, provided, however, that the failure to provide such notice in any particular instance shall not affect the validity of the amendment. Except as otherwise specifically provided in this Declaration, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least sixty-six and two-thirds percent of the Shares outstanding and entitled to vote of the Trust unless in any case such action is recommended by the Trustees, in which case the affirmative vote of a majority of the outstanding voting securities of the Trust shall be required, except that an amendment which in the determination of the Trustees shall affect the holders of one or more Series or Classes of Shares but not the holders of all outstanding Series or Classes shall be authorized by vote of such Series or Classes affected and no vote of Shareholders of a Series or Class not affected shall be required.

(b)       Nothing contained in the Declaration shall permit the amendment of the Declaration (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, former Trustees, officers, employees or agents, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article IV with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

[(a)       This Declaration may be amended by a vote of a majority of the outstanding voting securities entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

(b           No amendment may be made under this Section  8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.]3

Section 8.4        Merger, Consolidation and Sale of Assets. Except as otherwise required by applicable law, the Trustees may authorize the Trust or any Series or Class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Series or Class of the Trust) or other entity (in each case, the “Surviving Entity”) or the Trustees may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. The Trustees shall provide notice to affected Shareholders of each transaction pursuant to this Section 8.4. The authority of the Trustees under this Section 8.4 with respect to the merger, reorganization or consolidation of any Class of the Trust is in addition to the authority of the Trustees under Section 5.11 hereof to combine two or more Classes of a Series into a single Class.

______________________

3 For DWS Equity Trust only, subparagraphs (a) and (b) in brackets replace subparagraphs (a) and (b) above if Item IV.B is not approved by vote of holders of two-thirds of the shares of DWS Equity Trust outstanding and entitled to vote.

ARTICLE  NINTH

MISCELLANEOUS

Section 9.1        Filing. This Declaration, any amendment thereto, and any Designation executed in accordance with Section 5.12 hereof shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided, however, that the failure to so file will not invalidate this instrument or any properly authorized amendment hereto or Designation. Unless the amendment or Designation is embodied in an instrument signed by a majority of the Trustees, each amendment or Designation filed shall be accompanied by a certificate signed and acknowledged by a Trustee or authorized officer stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration. The foregoing provisions for restating the Declaration and including an amendment in the restated Declaration shall also apply, mutatis mutandis, to the restatement of Designations.

Section 9.2        Governing Law; Forum Selection. (a) The principal place of business of the Trust in Massachusetts is [PRINCIPAL PLACE OF BUSINESS OF THE TRUST]. The Trustees may, without the approval of Shareholders, change the principal place of business of the Trust. The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts (or any successor law), and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said Commonwealth without regard to the choice of law rules thereof.

(b)       Any action commenced by a Shareholder, directly or derivatively, against the Trust or a Series of Class thereof, its Trustees or officers, shall be brought only in the U.S. District Court for the Southern District of New York; or if such action may not be brought in that court, then such action shall be brought in “the Business Litigation Session of the Massachusetts Superior Court in Suffolk County” (the “Chosen Courts”). The Trust, its Trustees and officers, and its Shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum.

Section 9.3        Counterparts and Headings. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together,

shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart. Headings are placed herein for convenience of reference only and shall not be taken as a part thereof or control or affect the meaning, construction or effect of this instrument.

Section 9.4        Reliance by Third Parties. Anyone dealing with the Trust may rely on a certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee or officer of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted, or the identity of any officers elected, by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust.

Section 9.5        Provisions in Conflict with Law. All provisions of this Declaration shall be construed, to the extent reasonably possible, in a manner consistent with applicable law. If, notwithstanding the foregoing, any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first written above.

______________________________________	______________________________________
______________________________________	______________________________________

APPENDIX A

[NAME OF TRUST]

RESTATED DESIGNATION OF SERIES AND CLASSES OF

SHARES OF BENEFICIAL INTEREST

WHEREAS, the Trustees of the Trust, acting pursuant to the Trust’s declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a “Series”) pursuant to one or more designations of series (the “Prior Series Designations”) and have previously established and designated one or more classes of Shares (each, a “Class”) for some or all of the Series pursuant to one or more designations of classes (the “Prior Class Designations,” such Prior Series Designations and Prior Class Designations referred to herein collectively as the “Prior Designations”);

WHEREAS, in connection with the adoption of an Amended and Restated Declaration of Trust dated as of ☐ (the “Declaration”), as set forth in Section 5.12 of the Declaration, the previously established and designated Series and Classes are to be included on a restated designation.

NOW THEREFORE, the Trustees of the Trust, effective ☐ hereby restate the Trust’s Prior Designations, the terms of this restated designation to supercede any terms set forth in the Prior Designations.

1.         The following series of Shares and Classes thereof are established and designated, the Shares of such Series and Classes to be subject to the terms of, and entitled to all the rights and preferences accorded to Shares of a Series, and, if applicable, a Class under, the Declaration and this restated designation:

[Name of Series]	[Name of Class]
[Name of Class]
[Name of Class]
[Name of Class]
[Name of Series]	[Name of Class]
[Name of Class]
[Name of Class]
[Name of Class]

2.         For Shares of a Class of a Series, the relative rights and preferences of such Class shall be as determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the Trust’s Multi-Distribution System Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may be amended from time to time, or as otherwise required by applicable law. The Shares of a Class of a Series shall have such other terms, features and qualifications as may be determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the current prospectus and statement of additional information of the Series relating to such Class, contained in the Trust’s registration statement under the Securities Act of 1933, as amended, as such prospectus or statement of additional information may be further supplemented from time to time.

3.         The designation of the Series and Classes hereby shall not impair the power of the Trustees from time to time to designate additional Series and Classes of Shares of the Trust.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have executed this instrument as of this ____ day of ☐.

______________________________________ as Trustee	______________________________________ as Trustee
______________________________________ as Trustee	______________________________________ as Trustee
______________________________________ as Trustee	______________________________________ as Trustee
______________________________________ as Trustee	______________________________________ as Trustee

EXHIBIT  J

FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

DWS VALUE SERIES, INC.

DWS Value Series, Inc., a Maryland corporation (hereinafter called the “Corporation”) registered as an open-end investment company under the Investment Company Act of 1940, as amended, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST

The Corporation desires to amend and restate its charter as currently in effect pursuant to these Articles of Amendment and Restatement. These Articles of Amendment and Restatement set forth every charter provision currently in effect. These Articles of Amendment and Restatement do not increase the aggregate par value of the Corporation’s capital stock.

SECOND

The charter of the Corporation is hereby amended by striking in their entirety Articles FIRST through TENTH, inclusive, and by substituting in lieu thereof the following:

ARTICLE  FIRST

NAME AND DEFINITIONS.

Section 1.1	Name. The name of the Corporation is:

DWS Value Series, Inc.

Section 1.2        Definitions. Wherever they are used herein, the following terms have the following respective meanings:

(a)	“Board of Directors” means the Board of Directors of the Corporation.

(b)       “By-Laws” means the By-Laws referred to in Section 8.3 hereof, as from time to time amended.

(c)        “Charter” means these Articles of Amendment and Restatement as amended, corrected or supplemented from time to time. Reference in this Charter to “Charter,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Charter rather than exclusively to the article or section in which such words appear.

(d)       “Class” means the two or more Classes as may be established and designated from time to time by the Board of Directors pursuant to Section 5.8(a) hereof.

(e)        The terms “Commission” and “Interested Person” have the same meanings given to such terms in the 1940 Act.

(f)        “His” or “his” shall include the feminine and neuter, as well as the masculine, genders.

(g)       The “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Corporation or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the staff of the Commission under the 1940 Act. In construing the 1940 Act, the Corporation may, to the extent it deems appropriate, rely on interpretations of the 1940 Act issued by the Commission or the staff of the Commission.

(h)       “Outstanding Shares” means those Shares shown from time to time on the books of the Corporation or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Corporation.

(i)        “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(j)        “Series” individually or collectively means the two or more Series as may be established and designated from time to time by the Board of Directors pursuant to Section 5.8(a) hereof.

(k)	“Shareholder” means a record owner of Outstanding Shares.

(l)        “Shares” means shares of capital stock of the Corporation with a par value of $0.01 per share, including the Shares of any and all Series and Classes which may be established and designated by the Board of Directors and includes fractions of Shares as well as whole Shares.

ARTICLE  SECOND

PURPOSES AND POWERS; NUMBER OF DIRECTORS; PRINCIPAL OFFICE AND RESIDENT AGENT.

Section 2.1        General. The purposes for which the Corporation is formed is as follows: To operate and carry on the business of an investment company and exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith, and to exercise and generally to enjoy all of the powers, rights and privileges granted to or conferred upon corporations by the Maryland General Corporation Law, as amended from time to time (the “Maryland General Corporation Law”). The enumeration of any specific power herein shall not be construed as limiting the aforesaid power.

Section 2.2	Certain Specific Powers.

(a)         Investments. Without limiting the generality of the foregoing, the Corporation shall have the power and authority to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in, any and all investments, and, in connection therewith, the power and authority:

(i)        To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(ii)       To hold any security or property, whether in bearer, unregistered or other negotiable form, either in the name of the Corporation or in the name of a custodian or a nominee or nominees;

(iii)      To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets owned by the Corporation, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv)      To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, and any interest therein;

(v)       To borrow money and/or securities for any purpose and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the assets of the Corporation; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend the assets of the Corporation;

(vi)      To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the assets of the Corporation or in the affairs of which the Corporation has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(vii)     To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or issuer, any security or property of which is held by the Corporation; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held by the Corporation; and

(viii)    To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Board of Directors shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Board of Directors shall deem proper.

(b)        Additional Powers. Without limiting the generality of the foregoing, the Corporation shall have the power and authority:

(i)        To employ or contract with, or make payments to, such Persons as the Corporation may deem desirable for the transaction of the business of the Corporation;

(ii)       To enter into joint ventures, partnerships and any other combinations or associations;

(iii)      To purchase, and pay for out of the assets of the Corporation, (i) insurance policies insuring the directors, officers, employees, agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Corporation against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Corporation would have the power to indemnify such person against such liability, (ii) insurance for the protection of the assets of the Corporation or (iii) such other insurance as the Board of Directors shall deem advisable;

(iv)      To establish pension, profit-sharing, share purchase, and other retirement and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any directors, officers, employees and agents of the Corporation;

(v)       To the extent permitted by law, to indemnify any person with whom the Corporation has dealings, including any investment adviser, distributor, administrator, custodian, transfer agent and selected dealers;

(vi)	To guarantee indebtedness or contractual obligations of others;

(vii)     To enter into a plan of distribution and any related agreements whereby the Corporation may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares; and

(viii)    To carry on any other business in connection with or incidental to any of the powers enumerated in this Charter, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business, objects or powers.

Section 2.3        Principal Transactions. Except in transactions not permitted by the 1940 Act, and subject to the Maryland General Corporation Law, the Corporation may buy any securities from or sell any securities to, or lend any assets of the Corporation to, any director or officer of the Corporation or any firm of which any such director or officer is a member acting as principal, or have any such dealing with any investment adviser, distributor, administrator, custodian or transfer agent or with any Interested Person of such Person; and the Corporation may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.4        Number of Directors. The Corporation shall have thirteen (13) directors, which number may be increased or decreased from time to time pursuant to the By-Laws of the Corporation. The names of the directors who are currently in office and who shall act as such until their successors are duly elected and qualified are as follows: [NAMES OF DIRECTORS].

Section 2.5        Resident Agent and Principal Office. The post office address of the principal office of the Corporation in Maryland is 300 East Lombard Street, Baltimore, MD 21202. The name and post office address of the resident agent of the Corporation in Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21202. The resident agent is a Maryland corporation.

ARTICLE  THIRD

CONTRACTS.

Section 3.1        Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian. The Corporation may from time to time enter into an exclusive or non-exclusive underwriting,

distribution or placement contract or contracts providing for the sale of the Shares, whereby the Corporation may either agree to sell the Shares to the other party to the contract or appoint such other party as the Corporation’s sales agent for the Shares, and in either case on such terms and conditions, and providing for such compensation, as the Board of Directors may in its discretion determine; and such contract may also provide for the repurchase of the Shares by such other party as principal or as agent of the Corporation. The Corporation may from time to time enter into one or more transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Board of Directors may in its discretion deem advisable.

Section 3.2        Advisory or Management Contract; Administration. The Corporation may from time to time enter into an investment advisory or management contract or separate contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Corporation such management, investment advisory, statistical and research facilities and services, proxy voting services and such other facilities and services, including administrative services, if any, and all upon such terms and conditions and for such compensation, as the Board of Directors may in its discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Corporation or any Series and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Corporation or any Series.

The Corporation may also employ, or authorize the investment adviser or a sub-adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser or sub-adviser and upon such terms and conditions and for such compensation as may be agreed upon between the investment adviser, the sub-adviser and/or such other sub-advisers and approved by the Board of Directors. Any reference in this Charter to the investment adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

The Corporation may from time to time enter into administration and/or fund accounting contract(s), in each case with such terms and conditions, and providing for such compensation, as the Board of Directors may in its discretion deem advisable.

Section 3.3        Additional Contracts. Nothing in this Article THIRD shall be deemed to limit or restrict the Corporation’s power to employ, contract with (including contracts not described in this Article THIRD) or make payments to any Person in connection with or related to the business and/or affairs of the Corporation.

ARTICLE  FOURTH

LIMITATION OF LIABILITY; INDEMNIFICATION.

Section 4.1        Limitation of Liability. To the fullest extent permitted by the 1940 Act and the Maryland General Corporation Law, no director or former director and no officer or former officer of the Corporation shall be personally liable to the Corporation or its Shareholders for money damages. No amendment to the Charter or repeal of any of its provisions shall limit or eliminate the benefits provided by this Section 4.1 to directors or former directors or officers or former officers with respect to any act or omission that occurred prior to such amendment or repeal.

Section 4.2	Indemnification.

(a)        Any word or words used in this Section 4.2 that are defined in Section 2-418 of the Maryland General Corporation Law (the “Indemnification Section”) shall have the same meaning as defined in the Indemnification Section.

(b)       The Corporation shall indemnify and advance expenses to a director or officer (which includes, with respect to any such person, any person who is or was an officer of the Corporation and any person who, while an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan) of the Corporation in connection with a proceeding to the fullest extent permitted by and in accordance with the Indemnification Section and the 1940 Act. The foregoing rights of indemnification and advancement of expenses shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

(c)        No amendment to this Charter or repeal of any of its provisions shall limit or eliminate the protection afforded by this Section 4.2 to a director or officer (as that term is described in subsection (b) above) with respect to any act or omission that occurred prior to such amendment or repeal.

Section 4.3        Reliance on Experts. Subject to any requirements of the 1940 Act and the Maryland General Corporation Law, the appointment, designation or identification of a director as the chairperson of the Board of Directors, as a member or chairperson of a committee of the Board of Directors, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent director, or any other special appointment, designation or identification of a director, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a director in the absence of the appointment, designation or identification, and no director who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, and subject to any contrary requirements of the 1940 Act and the Maryland General Corporation Law, no appointment, designation or identification of a director as aforesaid shall affect in any way that director’s rights or entitlement to indemnification.

ARTICLE  FIFTH

CAPITAL STOCK.

Section 5.1        Authorized Shares. The Corporation shall have the authority to issue 4,775,000,000 shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of $47,750,000. Currently, the Corporation’s authorized Shares have been designated and classified into the following Series, which Series have been subdivided into the following Classes:

Series	Classes	Number of Shares
DWS Large Cap Value Fund		1,200,000,000
	Class A shares	420,000,000
	Class B shares	320,000,000
	Class C shares	80,000,000
	Class Institutional shares	80,000,000
	Class S shares	300,000,000

DWS Dreman High Return Equity Fund		1,750,000,000
	Class A shares	560,000,000
	Class B shares	560,000,000
	Class C shares	140,000,000
	Class Institutional shares	240,000,000
	Class R shares	100,000,000
	Class S shares	150,000,000
DWS Dreman Small Cap Value Fund		1,150,000,000
	Class A shares	420,000,000
	Class B shares	320,000,000
	Class C shares	80,000,000
	Class Institutional shares	180,000,000
	Class S shares	150,000,000
DWS Dreman Concentrated Value Fund		300,000,000
	Class A shares	75,000,000
	Class B shares	75,000,000
	Class C shares	75,000,000
	Class Institutional shares	75,000,000
DWS Mid Cap Value Fund		375,000,000
	Class A shares	75,000,000
	Class B shares	75,000,000
	Class C shares	75,000,000
	Class S shares	75,000,000
	Class Institutional shares	75,000,000

Section 5.2        Issuance of Shares. The Board of Directors shall have the power to authorize the issuance from time to time of Shares of any Series or Class, whether now or hereafter authorized, or securities convertible into Shares of any Series or Class, whether now or hereafter authorized, for such consideration as the Board of Directors deems advisable without any action by the Shareholders. In connection with the issuance of Shares, the Board of Directors may issue fractional Shares. The Board of Directors may from time to time divide or combine the Shares of any particular Series or Class into a greater or lesser number of Shares of that Series or Class without thereby changing the proportionate interest in the assets belonging to that Series or Class or in any way affecting the rights of holders of Shares of any other Series or Class.

Section 5.3	Ownership of Shares/Small Accounts.

(a)        The ownership and transfer of Shares shall be recorded on the books of the Corporation or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Board of Directors may otherwise determine from time to time. The Board of Directors may make such rules as it considers appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Corporation, as kept by the Corporation or any transfer or similar agent of the Corporation, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

(b)       In the event any certificates representing Shares are at any time outstanding, the Board of Directors may at any time or from time to time discontinue the issuance of such certificates. Except as otherwise permitted by the Maryland General Corporation Law, such action by the Board shall not affect Shares already represented by certificates until the certificates are surrendered to the Corporation. Following such surrender, ownership and transfer of such Shares shall be recorded on the books of the Corporation or its transfer or similar agent.

(c)        The Board of Directors may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may be different for each Series or Class, and which may be different within each Series or Class, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum amounts, or may take any other action with respect to minimum investment amounts as may be deemed appropriate by the Board of Directors, in each case upon such terms as shall be established by the Board of Directors.

Section 5.4        Disclosure of Holdings. The holders of Shares or other securities of the Corporation shall upon demand disclose to the Corporation in writing such information with respect to direct and indirect ownership of Shares or other securities of the Corporation as the Board of Directors or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Board of Directors may otherwise decide, and ownership of Shares may be disclosed by the Corporation if so required by law or regulation or as the Board of Directors may otherwise decide.

Section 5.5        Notices; Reports. The Board of Directors may from time to time set forth in the By-Laws procedures for providing notices and other reports to Shareholders.

Section 5.6        Voting. On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each such Share standing in such holder’s name upon the books of the Corporation regardless of the Series or Class thereof, and all Shares of all Series and Classes shall vote together as a single class (“Single Class Voting”); provided, however, that (a) when the 1940 Act or the Maryland General Corporation Law requires that a Series or Class or Series or Classes vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected Series or Class or Series or Classes in lieu of Single Class Voting; (b) in the event that the separate vote requirement referred to in (a) above applies with respect to one or more Series or Classes, then, subject to (c) below, the Shares of all other Series and Classes shall vote as a single class; and (c) as to any matter, which, in the judgment of the Board of Directors, does not affect the interests of a particular Series or Class, such Series or Class shall not be entitled to any vote and only the holders of Shares of the affected Series or Class or Series or Classes shall be entitled to vote.

Section 5.7	Meetings; Action by Written Consent.

(a)        The presence in person or by proxy of the holders of one third of the Shares of all Series and Classes issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at all meetings of the Shareholders except as otherwise provided by the 1940 Act, provided, however, that where the holders of Shares of any Series or Class are entitled to a separate vote as a Series or Class (a “Separate Class”), or where the holders of Shares of two or more (but not all) Series or Classes are required to vote as a single class (a “Combined Class”), the presence in person or by proxy of the holders of one third of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat, shall constitute a quorum for such vote.

(b)       Notwithstanding any provision of the Maryland General Corporation Law requiring the authorization of any action by a greater proportion than a majority of the total number of Shares of all Series and Classes, or of the total number of shares of any one or more particular Series or Class or Series or Classes entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of Outstanding Shares of all Series and Classes that are entitled to vote thereon, or of the Series or Class or Series or Classes entitled to vote thereon as a separate class, as the case may be.

(c)        Subject to compliance with the requirements of the 1940 Act, the notice and other requirements of the Maryland General Corporation Law, and any procedures adopted by the Board of Directors from time to time, the holders of Shares or of any Series or Class or Series or Classes may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of holders of Shares or any Series or Class or Series or Classes.

Section 5.8	Series and Classes.

(a)        The Board of Directors shall have the power to classify or reclassify any unissued Shares, including by classifying or reclassifying such shares into one or more Series or Classes, by setting or changing in any one or more respects, from time to time before issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Shares.

(b)       All provisions herein relating to the Corporation shall apply equally to each Series and Class of the Corporation except as the context requires otherwise. All references to Shares in this Charter shall be deemed to include references to Shares of any or all Series or Class as the context may require.

(c)        The Board of Directors shall have the power and authority, without the approval of the holders of any outstanding Shares, to increase or decrease the number of Shares or the number of Shares of any Series or Class that the Corporation has authority to issue.

(d)       All consideration received by the Corporation for the issue and sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series or Class for all purposes, subject only to the rights of creditors of such Series or Class and except as may otherwise be required by applicable law, and shall be so recorded upon the books of account of the Corporation. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series or Class, the Board of Directors shall allocate them among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable.

(e)        The assets belonging to each particular Series or Class shall be charged with the liabilities of the Corporation in respect of that Series or Class and all expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Board of Directors to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable. The assets of a particular Series or Class of the Corporation shall, under no circumstances, be charged with liabilities attributable to any other Series or Class of the Corporation.

All Persons extending credit to, or contracting with or having any claims against a particular Series or Class of the Corporation shall look only to the assets of that particular Series or Class for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series or Class shall have any claim on or right to any assets allocated or belonging to any other Series or Class.

(f)        Subject to the terms of the Charter (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to this Section 5.8), each Share of each particular Series or Class shall represent an equal proportionate interest in that Series or Class. Each holder of Shares of a Series or Class shall be entitled to receive his share of distributions of income and capital gains made with respect to such Series or Class as provided in Section 7.2.

Except as otherwise provided herein (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to this Section 5.8), upon liquidation or termination of a Series or Class of the Corporation, Shareholders of such Series or Class shall be entitled to receive, pro rata in proportion to the number of Shares of such Series or Class held by each of them, a share of the net assets of such Series or Class, and the holders of Shares of any other particular Series or Class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any Shareholder shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

A Shareholder of a particular Series or Class of the Corporation shall not be entitled to participate in a derivative or class action on behalf of any other Series or Class or the Shareholders of any other Series or Class of the Corporation.

(g)       At such times as may be determined by the Board of Directors in compliance with the 1940 Act, Shares of a particular Series or Class may be automatically converted by the Corporation into Shares of another Series or Class based on the relative net asset values of such Series or Class at the time of conversion. The terms and conditions of such conversion may vary within and among the Series and Classes and within or among the holders of the Series and Classes to the extent determined by the Board of Directors.

Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that the holders of any Series or Class of Shares shall have the right to convert or exchange said shares into Shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established by the Board of Directors.

(h)       No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any Series, Class or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other Series, Classes or types of stock or other securities at the time outstanding.

(i)        Notwithstanding anything to the contrary contained in this Charter, each Share may be subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, however designated, and other administrative, recordkeeping, redemption, service and other fees, however designated); to such account size requirements; and to such other rights and provisions; which may be the same or different from any other Share or any other Share of any Series or Class, including any other share of the same Series or Class, all as the Board of Directors may from time to time establish and/or change in accordance with the 1940 Act and as reflected in the Corporation’s then effective registration statement under the Securities Act of 1933 with respect to such Shares, or such other document or instrument deemed appropriate by the Board of Directors in its sole discretion.

ARTICLE  SIXTH

REDEMPTION AND REPURCHASE OF SHARES.

Section 6.1        Redemption of Shares. Subject to Section 6.6 hereof, the Corporation shall redeem the Shares of the Corporation or any Series or Class thereof at the price determined as hereinafter set forth at such office or agency as may be designated from time to time for that purpose by the Board of Directors and in accordance with such conditions as the Board of Directors may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2        Price. Any Shares redeemed shall be redeemed at the Shares’ net asset value less such fees and/or charges, if any, as may be established by the Board of Directors from time to time.

Section 6.3        Payment. Payment for Shares redeemed shall be made in cash or other property, or any combination thereof, out of the assets of the relevant Series or Class of the Corporation. The composition of any such payment (e.g., cash, securities and/or other assets) shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Corporation be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment. Payment of the redemption price shall be made by the Corporation only from the assets belonging to the Series or Class whose Shares are to be redeemed.

Section 6.4        Redemption of Shareholder’s Shares at Option of Corporation. Subject to the provisions of the 1940 Act, the Board of Directors, in its sole discretion, may cause the Corporation to redeem all of the Shares of the Corporation or one or more Series or Classes held by any Shareholder for any reason under terms set by the Board of Directors, including, but not limited to:

(a)        the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Board of Directors;

(b)       the determination by the Board of Directors that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended;

(c)        the failure of a Shareholder to supply a tax identification or other identification or if the Corporation is unable to verify a Shareholder’s identity;

(d)       the failure of a Shareholder to pay when due the purchase price for the Shares issued to such Shareholder;

(e)        when required for the payment of account fees or other charges, expenses and/or fees as set by the Board of Directors, including without limitation any small account fees permitted by Section 5.3(c);

(f)        failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares;

(g)       the determination by the Board of Directors or pursuant to policies adopted by the Board of Directors that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Corporation or applicable Series or Class;

(h)       failure of a holder of Shares or other securities of the Corporation to comply with a demand pursuant to Section 5.4 hereof; or

(i)        when the Corporation is requested or compelled to do so by governmental authority or applicable law.

Section 6.5        Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Corporation may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6        Suspension of Right of Redemption. Notwithstanding the foregoing, the Corporation may postpone the payment of the redemption price and may suspend the right of Shareholders to require the Corporation to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE  SEVENTH

DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS.

Section 7.1        Determination of Net Asset Value. The Board of Directors may in its sole discretion from time to time prescribe the time or times for determining the per share net asset value of the Shares of the Corporation or any Series or Class thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Corporation or a Series or Class thereof, and the procedures and methods for determining the net asset value of a Share of the Corporation, or a Series or a Class thereof. The Corporation may suspend the determination of net asset value for any Series or Class during any period when it may suspend the right of Shareholders to require the Corporation to redeem Shares.

Section 7.2        Distributions to Shareholders. Subject to the right of the Board of Directors to delegate such powers as permitted by the Maryland General Corporation Law, the Board of Directors may in its sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted resolution of the Board of Directors, the bases and times for the declaration and payment by duly authorized officers of the Corporation of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or other property, or any combination thereof, including any Shares or other securities of the Corporation as the Board of Directors may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Board of Directors may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash such cash may be reinvested in full and fractional Shares of the Corporation as the Board of Directors shall direct or as the Board of Directors may permit a Shareholder to direct.

Any such dividend or distribution to the Shareholders of a particular Series or Class shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series or Class held by each of them, except as otherwise provided herein (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to Section 5.8); provided, however, that the composition of any such dividend or distribution (e.g., cash, securities and/or other assets) shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among

Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Without limiting the foregoing and notwithstanding anything to the contrary contained in this Charter, the Board of Directors may provide that dividends and distributions shall be payable only with respect to those Shares that have been held of record continuously by the Shareholder for a specified period prior to the record date of the dividend or distribution.

Section 7.3        Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Board of Directors shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per Share of such Series at a constant dollar amount.

Section 7.4        Reserves. The Board of Directors may in its sole discretion set apart, from time to time, out of any funds of the Corporation or Series or Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 7.5        Determination by the Board of Directors. The Board of Directors may make any determinations they deem necessary with respect to this Article SEVENTH, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Corporation; the amount of the net income of the Corporation from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charge were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Corporation; the number of Shares of the Corporation issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

Section 7.6        Distributions on Dissolution. In the event of the dissolution of the Corporation, Shareholders of each Series or Class shall be entitled to receive, pro rata in proportion to the number of Shares of such Series or Class held by each of them, a share of the net assets of such Series or Class, except as otherwise provided herein (including any preferences, rights and/or privileges of any Shares of any Series or Class created pursuant to Section 5.8); provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any Shareholder shall be determined by the Corporation in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

ARTICLE  EIGHTH

MISCELLANEOUS.

Section 8.1        Ambiguities. The Board of Directors may construe any of the provisions of this Charter insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Board of Directors in good faith shall be conclusive as to the meaning to be given to such provisions.

Section 8.2        Board Decisions Conclusive. Any determination made by or pursuant to the direction of the Board of Directors in good faith and consistent with the provisions of this Charter shall be final and conclusive and shall be binding upon the Corporation and every holder at any time of Shares.

Section 8.3        By-Laws. The Board of Directors shall have the power to adopt, alter or repeal By-Laws not inconsistent with law or this Charter for the regulation and management of the affairs of the Corporation.

Section 8.4        Amendments to Charter. The Corporation reserves the right to adopt from time to time any amendment to the Charter, as now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in the Charter, of any outstanding Shares.

Section 8.5        Inspection of Records. Except as required by the 1940 Act or the Maryland General Corporation Law, the Shareholders shall only have such right to inspect the records, documents, accounts and books of the Corporation as may be granted from time to time by the Board of Directors in its sole discretion.

Section 8.6        Appraisal Rights. The holders of the Corporation’s Shares or any Series or Class of Shares shall not be entitled to exercise the rights of an objecting stockholder under §§ 3-201 to 3-213 of the Maryland General Corporation Law.

Section 8.7        Delegation; Committees. To the extent permitted by the 1940 Act and the Maryland General Corporation Law, the Board of Directors may delegate to a committee of one or more of the members of the Board of Directors or to the officers of the Corporation any of the powers granted to the Board of Directors by the Charter or the Maryland General Corporation Law.

Section 8.8        Headings; Plural. Article and Section titles contained herein are for descriptive purposes only and shall not control or alter the meaning of this Charter as set forth in the text or any article or section. The use of the singular herein shall be deemed to be or include the plural (and vice versa), wherever appropriate.

THIRD

The Board of Directors of the Corporation, pursuant to and in accordance with the charter and bylaws of the Corporation and the Maryland General Corporation Law, duly advised the foregoing amendment and restatement of the charter of the Corporation and the stockholders of the Corporation, pursuant to and in accordance with the charter and bylaws of the Corporation and the Maryland General Corporation Law, duly approved the foregoing amendment and restatement of the charter of the Corporation.

[signatures begin on next page]

IN WITNESS WHEREOF, DWS Value Series, Inc. has caused these Articles of Amendment and Restatement to be signed and acknowledged in its name and on its behalf by its President and attested to by its Secretary on this __ day of________, 200_, and its President acknowledges that these Articles of Amendment and Restatement are the act of DWS Value Series, Inc. and he/she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his/her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST: ______________________________________ Secretary	DWS VALUE SERIES, INC. By:__________________________________ President

EXHIBIT  K

ALLOCATION OF COSTS

The Funds will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for each Fund, which is estimated to be $______________ in the aggregate. However, DIMA has agreed to pay or reimburse the Funds for 10% of the aggregate proxy costs. The amount borne by each Fund amounts to approximately the percentage of net asset value set forth in column 2 for that Fund, based on net assets of the Fund as of _______________ ___, 200__.

Fund	Column 1 (Allocated Expense)	Column 2 (Allocated Expense as % of NAV)
DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS California Tax-Free Income Fund
DWS Core Plus Allocation Fund
DWS Disciplined Long/Short Growth Fund
DWS Disciplined Long/Short Value Fund
DWS Disciplined Market Neutral Fund
DWS Dreman Concentrated Value Fund
DWS Dreman High Return Equity Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS High Income Fund
DWS Large Cap Value Fund
DWS LifeCompass Protect Fund
DWS LifeCompass Income Fund
DWS New York Tax-Free Income Fund
DWS Strategic Income Fund
DWS Target 2008 Fund
DWS Target 2010 Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Government Securities Fund

EXHIBIT  L

SHARES OUTSTANDING AS OF DECEMBER 10, 2007

Fund Name	Class	Shares Outstanding
DWS Alternative Asset Allocation Plus Fund	A C Institutional S
DWS Balanced Fund	A B C Institutional S
DWS Blue Chip Fund	A B C Institutional S
DWS California Tax-Free Income Fund	A B C S
DWS Core Plus Allocation Fund	A C Institutional S
DWS Disciplined Long/Short Growth Fund	A C Institutional S
DWS Disciplined Long/Short Value Fund	A C Institutional S
DWS Disciplined Market Neutral Fund	A C Institutional S
DWS Dreman Concentrated Value Fund	A B C Institutional
DWS Dreman High Return Equity Fund	A B C Institutional R S
DWS Dreman Mid Cap Value Fund	A B C Institutional S

DWS Dreman Small Cap Value Fund	A B C Institutional S
DWS High Income Fund	A B C Institutional
DWS Large Cap Value Fund	A B C Institutional S
DWS LifeCompass Protect Fund	A C Institutional S
DWS LifeCompass Income Fund	A C Institutional S
DWS New York Tax-Free Income Fund	A B C S
DWS Strategic Income Fund	A B C S
DWS Target 2008 Fund	A
DWS Target 2010 Fund	A
DWS Target 2011 Fund	A
DWS Target 2012 Fund	A
DWS Target 2013 Fund	A
DWS Target 2014 Fund	A
DWS Technology Fund	A B C Institutional S
DWS U.S. Government Securities Fund	A B C Institutional S

EXHIBIT  M

5% SHAREHOLDERS

(as of December 10, 2007)

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares
DWS Alternative Asset Allocation Plus Fund	A C Institutional S
DWS Balanced Fund	A B C Institutional S
DWS Blue Chip Fund	A B C Institutional S
DWS California Tax-Free Income Fund	A B C S
DWS Core Plus Allocation Fund	A C Institutional S
DWS Disciplined Long/Short Growth Fund	A C Institutional S
DWS Disciplined Long/Short Value Fund	A C Institutional S
DWS Disciplined Market Neutral Fund	A C Institutional S
DWS Dreman Concentrated Value Fund	A B C Institutional
DWS Dreman High Return Equity Fund	A B C Institutional R S
DWS Dreman Mid Cap Value Fund	A B C Institutional S

DWS Dreman Small Cap Value Fund	A B C Institutional S
DWS High Income Fund	A B C Institutional
DWS Large Cap Value Fund	A B C Institutional S
DWS LifeCompass Protect Fund	A C Institutional S
DWS LifeCompass Income Fund	A C Institutional S
DWS New York Tax-Free Income Fund	A B C S
DWS Strategic Income Fund	A B C S
DWS Target 2008 Fund	A
DWS Target 2010 Fund	A
DWS Target 2011 Fund	A
DWS Target 2012 Fund	A
DWS Target 2013 Fund	A
DWS Target 2014 Fund	A
DWS Technology Fund	A B C Institutional S
DWS U.S. Government Securities Fund	A B C Institutional S

EXHIBIT N

INFORMATION REGARDING SIMILAR FUNDS

Fund Name	Net Assets As of 10/31/07 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Tax-Free Income Funds
DWS California Tax-Free Income Fund	862,449,560	0.550% to $250 million 0.520% next $750 million 0.500% next $1.5 billion 0.480% next $2.5 billion 0.450% next $2.5 billion 0.430% next $2.5 billion 0.410% next $2.5 billion 0.400% thereafter	Yes	The fund seeks a high level of current income that is exempt from California state and federal income taxes.
DWS High Yield Tax Free Fund	1,008,869,841	0.565% to $300 million 0.515% next $200 million 0.490% next $500 million 0.470% thereafter	Yes	The fund seeks to provide a high level of income exempt from regular federal income tax.
DWS Intermediate Tax/AMT Free Fund	635,026,042	0.315%	No	The fund seeks to provide a high level of income exempt from regular federal income taxes and seeks to limit principal fluctuation.
DWS Managed Municipal Bond Fund	3,789,871,678	0.365% to $250 million 0.345% next $750 million 0.325% next $1.5 billion 0.315% next $2.5 billion 0.295% next $2.5 billion 0.275% next $2.5 billion 0.255% next $2.5 billion 0.235% thereafter	Yes	The fund seeks to provide income exempt from regular federal income tax.

DWS Massachusetts Tax-Free Fund	466,374,746	0.450% to $250 million 0.420% next $750 million 0.400% next $1.5 billion 0.380% next $2.5 billion 0.350% next $2.5 billion 0.330% next $2.5 billion 0.310% next $2.5 billion 0.300% thereafter	Yes	The fund seeks income that is exempt from Massachusetts persona and federal income taxes.
DWS New York tax-Free Income Fund	391,196,563	0.550% to $250 million 0.520% next $750 million 0.500% next $1.5 billion 0.480% next $2.5 billion 0.450% next $2.5 billion 0.430% next $2.5 billion 0.410% next $2.5 billion 0.400% thereafter	Yes	The fund seeks a high level of current income that is exempt from New York City personal income taxes and federal income taxes.
DWS Short-Term Municipal Bond Fund	449,403,807	0.400% to $500 million 0.385% next $500 million 0.370% next $1 billion 0.355% thereafter	No	The fund seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
Taxable Income Funds
DWS Core Fixed Income Fund	1,649,802,956	0.400% to $1.5 billion 0.385% next $1.75 billion 0.370% next $1.75 billion 0.355% thereafter	Yes	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.
DWS Core Plus Income Fund	663,619,364	0.465% to $250 million 0.435% next $750 million 0.415% next $1.5 billion 0.395% next $2.5 billion 0.365% next $2.5 billion 0.345% next $2.5 billion 0.325% next $2.5 billion 0.315% thereafter	Yes	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

DWS Floating Rate Plus Fund	36,638,306	0.650% to $1 billion 0.635% next $1.5 billion 0.610% next $2.5 billion 0.585% next $2.5 billion 0.560% next $2.5 billion 0.550 thereafter	Yes	The fund seeks to provide high current income.
DWS GNMA Fund	2,337,702,275	0.315% to $5.0 billion 0.300% next $1.0 billion 0.285% thereafter	No	The fund seeks to produce a high level of income.
DWS High Income Fund	2,010,187,721	0.580% to $250 million 0.550% next $750 million 0.530% next $1.5 billion 0.510% next $2.5 billion 0.480% next $2.5 billion 0.460% next $2.5 billion 0.440% next $2.5 billion 0.420% thereafter	No	The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed income securities which the fund’s investment manager considers consistent with reasonable risk.
DWS High Income Plus Fund	399,453,744	0.500% to $1.0 billion 0.490% next $1.5 billion 0.480% next $2.5 billion 0.470% next $5.0 billion 0.460% thereafter	Yes	The fund seeks high current income and, as a secondary objective, capital appreciation.
DWS Inflation Protected Plus Fund	44,948,909	0.400% to $1.5 billion 0.375% next $500 million 0.360% next $1.0 billion 0.345% next $1.0 billion 0.330% next $1.0 billion 0.315% next $1.0 billion 0.300% thereafter	Yes	The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital.
DWS Short Duration Fund	132,082,724	0.400% to $500 million 0.385% next $500 million 0.370% next $1 billion 0.355% thereafter	Yes	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

DWS Short Duration Plus Fund	1,390,238,629	0.365% to $1.5 billion 0.340% next $500 million 0.315% next $1 billion 0.300% next $1 billion 0.285% next $1 billion 0.270% next $1 billion 0.255% thereafter	Yes	The fund seeks to provide high income while also seeking to maintain a high degree of stability of shareholders’ capital.
DWS Strategic Income Fund	392,913,252	0.580% to $250 million 0.550% next $750 million 0.530% next $1.5 billion 0.510% next $2.5 billion 0.480% next $2.5 billion 0.460% next $2.5 billion 0.440% next $2.5 billion 0.420% thereafter	Yes	The fund seeks a high current return.
DWS U.S. Government Securities Fund	2,138,560,199	0.450% to $250 million 0.430% next $750 million 0.410% next $1.5 billion 0.400% next $2.5 billion 0.380% next $2.5 billion 0.360% next $2.5 billion 0.340% next $2.5 billion 0.320% thereafter	Yes	The fund seeks high current income, liquidity and security of principal.
Multi-Category/Asset Allocation Funds
DWS Alternative Asset Allocation Plus Fund	30,125,748	0.200%	Yes	The fund seeks capital appreciations.
DWS Balanced Fund	1,775,639,031	0.470% to $1.5 billion 0.445% next $500 million 0.410% next $1.5 billion 0.400% next $2 billion 0.390% next $2 billion 0.380% next $2.5 billion 0.370% next $2.5 billion 0.360% thereafter	Yes	The fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk.

DWS Core Plus Allocation Fund	23,793,678

0.200% to $500 million
0.190% next $500 million
0.180% next $1.0 billion
0.170% next $1.0 billion
0.165% next $1.5 billion
0.160% next $1.5 billion
0.155% next $1.5 billion
0.150% next $1.5 billion
0.145% next $1.5 billion
0.140% thereafter

			Yes	The fund seeks long-term growth of capital and, as a secondary objective, current income.
DWS LifeCompass Income Fund	0
DWS LifeCompass Protect Fund	0	0.600%	Yes	The fund seeks to maximize total return consistent with capital preservation.
DWS LifeCompass Retirement Fund	155,489,018	0.000%	Yes	The fund seeks current income and, as a secondary objective, long-term growth of capital.
DWS LifeCompass 2015 Fund	337,224,255	0.000%	Yes	The fund seeks to achieve as high total return as is consistent with its asset allocation until the target year.
DWS LifeCompass 2020 Fund	335,254,870	0.000%	Yes	The fund seeks to achieve as high total return as is consistent with its asset allocation until the target year.
DWS LifeCompass 2030 Fund	41,652,011	0.000%	Yes	The fund seeks to achieve as high total return as is consistent with its asset allocation until the target year.
DWS LifeCompass 2040 Fund	0	0.000%	Yes	The fund seeks to achieve as high total return as is consistent with its asset allocation until the target year.

DWS Lifecycle Long Range Fund	835,881,277	0.600% to $250 million 0.575% next $750 million 0.550% thereafter	Yes	The fund seeks high total return with reduced risk over the long term.
DWS Target 2008 Fund	17,499,691	0.500%	No

The fund seeks to provide a guaranteed return of investment on the Maturity Date (May 15, 2008) to investors who reinvest all dividends and hold their shares to the Maturity Date and to provide long-term growth of capital.

DWS Target 2010 Fund	43,199,892	0.500%	No

The fund seeks to provide a guaranteed return of investment on the Maturity Date (November 15, 2010) to investors who reinvest all dividends and hold their shares to the Maturity Date and to provide long-term growth of capital.

DWS Target 2011	71,857,125	0.500%	No

The fund seeks to provide a guaranteed return of investment on the Maturity Date (August 15, 2011) to investors who reinvest all dividends and hold their shares to the Maturity Date and to provide long-term growth of capital.

DWS Target 2012 Fund	57,121,614	0.500%	No

The fund seeks to provide a guaranteed return of investment on the Maturity Date (February 15, 2012) to investors who reinvest all dividends and hold their shares to the Maturity Date and to provide long-term growth of capital.

DWS Target 2013 Fund	38,863,265	0.500%	No

The fund seeks to provide a guaranteed return of investment on the Maturity Date (February 15, 2013) to investors who reinvest all dividends and hold their shares to the Maturity Date and to provide long-term growth of capital.

DWS Target 2014 Fund	39,662,773	0.500%	No

The fund seeks to provide a guaranteed return of investment on the Maturity Date (November 15, 2014) to investors who reinvest all dividends and hold their shares to the Maturity Date and to provide long-term growth of capital.

DWS Value Builder Fund	294,896,842	0.915% to $50 million 0.765% next $50 million 0.715% next $100 million 0.615% thereafter	No	The fund seeks to maximize total return through a combination of long-term growth of capital and current income.
Value Funds
DWS Commodity Securities Fund	377,123,525	0.950% to $500 million 0.900% next $500 million 0.850% thereafter	Yes	The fund seeks capital appreciation.
DWS Disciplined Long/Short Value Fund	16,008,297	1.00% to $1.0 billion 0.950% next $1.0 billion 0.900% next $1.0 billion 0.850% thereafter	Yes	The fund seeks capital appreciation.

DWS Disciplined Market Neutral Fund	21,858,248	1.250% to $1.0 billion 1.200% next $1.0 billion 1.150% next $1.0 billion 1.100% thereafter	Yes	The fund seeks capital appreciation independent of stock market direction.
DWS Dreman Concentrated Value Fund	76,207,310	0.800% to $250 million 0.780% next $750 million 0.760% next $1.5 billion 0.740% thereafter	Yes	The fund seeks long-term growth of capital.
DWS Dreman High Return Equity Fund	8,924,801,369	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	Yes	The fund seeks to achieve a high rate of total return.
DWS Dreman Mid Cap Value Fund	95,396,053	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $1.5 billion 0.660% thereafter	Yes	The fund seeks long-term capital appreciation.
DWS Dreman Small Cap Value Fund	2,192,013,591	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	No	The fund seeks long-term capital appreciation.
DWS Equity Income Fund	142,202,255	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter	Yes	The fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital.

DWS Equity Partners Fund	421,731,385	0.915% to $50 million 0.765% next $50 million 0.715% next $100 million 0.615% thereafter	Yes	The fund seeks to achieve long-term growth of capital and, secondarily, current income.
DWS Growth & Income Fund	4,335,201,034	0.365% to $250 million 0.360% next $750 million 0.355% next $1.5 billion 0.345% next $5.0 billion 0.335% next $5.0 billion 0.325% next $5.0 billion 0.300% thereafter	Yes	The fund seeks long-term growth of capital, current income and growth of income.
DWS Large Cap Value Fund	1,890,521,623	0.425% to $1.5 billion 0.400% next $500 million 0.375% next $1 billion 0.350% next $1 billion 0.325% next $1 billion 0.300 thereafter	Yes	The fund seeks long-term capital appreciation, with current income as a secondary objective.
DWS RREEF Real Estate Securities Fund	1,673,160,356	0.565% to $100 million 0.465% next $100 million 0.415% next $100 million 0.365% thereafter	No	The fund’s investment objective is long-term capital appreciation and current income.
DWS Small Cap Core Fund	140,400,578	0.665% to $500 million 0.615% next $500 million 0.565% thereafter	Yes	The fund seeks to provide long-term capital growth
DWS Small Cap Value Fund	254,812,153	0.665% to $500 million 0.615% thereafter	No	The fund seeks long-term growth of capital.
Index-Related Funds
DWS EAFE Equity index Fund	515,341,122	0.250%	No

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International EAFE® Index, which emphasizes stocks of companies in major markets in Europe, Australasia, and the Far East.

DWS Enhanced S&P 500 Index Fund	103,378,447	0.415% to $500 million 0.390% next $500 million 0.365 thereafter	Yes	The fund seeks long-term growth and income.
DWS Equity 500 Index Fund	2,921,513,181	0.050%**	Yes

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies.

DWS S&P 500 Index Fund	761,966,297	0.050%	Yes

The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard and Poor’s 500 Composite Stock Price Index.

DWS U.S. Bond Index Fund	204,586,727	0.150%	Yes

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Lehman Brothers Aggregate Bond Index, which emphasizes government mortgage-backed securities and corporate investment grade debt securities.

Growth Funds
DWS Blue Chip Fund	572,479,381	0.580% to $250 million 0.550% next $750 million 0.530% next $1.5 billion 0.510% next $2.5 billion 0.480% next $2.5 billion 0.460% next $2.5 billion 0.440% next $2.5 billion 0.420% thereafter	No	The fund seeks growth of capital and of income.
DWS Capital Growth Fund	1,982,485,349	0.495% to $250 million 0.465% next $750 million 0.445% next $1.5 billion 0.425% next $2.5 billion 0.395% next $2.5 billion 0.375% next $2.5 billion 0.355% next $2.5 billion 0.335% thereafter	Yes	The fund seeks to provide long-term growth of capital.
DWS Communications Fund	353,433,387	1.000% to $100 million 0.900% next $100 million 0.850% next $100 million 0.800% next $200 million 0.730% next $500 million 0.680% next $500 million 0.650% thereafter	Yes	The fund seeks to maximize total return.
DWS Disciplined Long/Short Growth Fund	12,851,212	1.00% to $1.0 billion 0.950% next $1.0 billion 0.900% next $1.0 billion 0.850% thereafter	Yes	The fund seeks capital appreciation.
DWS Gold & Precious Metals Fund	845,499,972	0.885% to $500 million 0.835% thereafter	Yes	The fund seeks maximum return (principal change and income).
DWS Health Care Fund	231,413,443	0.765% to $500 million 0.715% thereafter	Yes	The fund seeks long-term growth of capital.
DWS Large Company Growth Fund	318,503,253	0.615% to $1.5 billion 0.565% next $500 million 0.515% thereafter	Yes	The fund seeks long-term growth of capital.
DWS Micro Cap Fund	69,544,278	1.250% to $250 million 1.100% next $250 million 0.950% next $500 million 0.800% thereafter	Yes	The fund seeks capital appreciation.

DWS Mid Cap Growth Fund	1,303,059,133	0.650% to $500 million 0.600% next $1 billion 0.550% next $2.5 billion 0.540% next $2.5 billion 0.530% next $2.5 billion 0.520% next $2.5 billion 0.510% thereafter	Yes	The fund seeks long-term capital growth.
DWS Small Cap Growth Fund	400,088,830	0.650%	Yes	The fund seeks long-term capital growth.
DWS Technology Fund	1,112,688,140	0.580% to $250 million 0.550% next $750 million 0.530% next $1.5 billion 0.510% next $2.5 billion 0.480% next $2.5 billion 0.460% next $2.5 billion 0.440% next $2.5 billion 0.420% thereafter	Yes	The fund seeks growth of capital.
Global Income Funds
DWS Emerging Markets Fixed Income Fund	257,848,481	0.665% to $500 million 0.650% next $500 million 0.635% next $1.0 billion 0.620% thereafter	Yes	The fund seeks to provide high current income and, secondarily, long-term capital appreciation.
DWS Global Bond Fund	130,301,050	0.615% next $2.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter	Yes	The fund seeks total return, with an emphasis on current income; capital appreciation is a secondary goal.
Global Growth Funds
DWS Climate Change Fund	11,261,330	1.000%	Yes	The fund seeks maximum return (growth of capital and income).
DWS Emerging Markets Equity Fund	458,254,045	1.015% to $250 million 0.990% next $500 million 0.965% thereafter	Yes	The fund seeks long-term growth of capital.

DWS Europe Equity Fund	617,914,440	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter	Yes	The fund seeks long-term growth of capital.
DWS Global Opportunities Fund	915,702,954	1.015% to $500 million 0.965% next $500 million 0.915% thereafter	Yes	The fund seeks above-average capital appreciation over the long term.
DWS Global Thematic Fund	2,546,508,205	0.915% to $500 million 0.865% next $500 million 0.815% next $500 million 0.765% next $500 million 0.715% thereafter	Yes	The fund seeks long-term growth of capital.
DWS International Fund	2,544,155,561	0.565% to $2.5 billion 0.545% next $2.5 billion 0.525% next $5.0 billion 0.515% next $5.0 billion 0.465% thereafter	No	The fund seeks long-term growth of capital.
DWS International Select Equity Fund	287,230,613	0.700% to $1.5 billion 0.685% next $1.75 billion 0.670% next $1.75 billion 0.655% thereafter	Yes	The fund seeks capital appreciation.
DWS International Value Opportunities Fund	22,313,873	0.800% to $500 million 0.780% next $500 million 0.760% next $1.0 billion 0.740% thereafter	Yes	The fund seeks long-term capital appreciation, with current income as a secondary objective.
DWS Japan Equity Fund	146,589,205	0.850% to $500 million 0.835% next $500 million 0.820% next $1.0 billion 0.805% thereafter	No	The fund seeks high capital appreciation.
DWS Latin America Equity Fund	1,300,042,994	1.165% to $400 million 1.065% thereafter	No	The fund seeks long-term capital appreciation.
DWS RREEF Global Real Estate Securities Fund	933,847,643	1.000% to $500 million 0.985% next $500 million 0.960% next $1 billion 0.945% thereafter	Yes	The fund seeks total return through a combination of current income and long-term capital appreciation.

Closed-End Funds
DWS Dreman Value Income Edge Fund, Inc.	972,795,597	1.000%	No	The fund seeks to achieve a high level of total return.
DWS Global Commodities Stock Fund, Inc.	513,645,345	0.900%	No	The find seeks capital appreciation with total return as a secondary objective.
DWS Global High Income Fund, Inc.	100,062,817	1.000%	No	The fund seeks high current income and secondarily capital appreciation.
DWS High Income Trust	182,053,010	0.850% to $250 million 0.750% thereafter	No	The fund seeks highest current income obtainable consistent with reasonable risk with capital gains secondary.
DWS Multi-Market Income Trust	238,672,256	0.850%	No	The fund seeks high current income consistent with prudent total return asset management.
DWS Municipal Income Trust	458,253,437	0.550%	No	The fund seeks to provide a high level of current income exempt from federal income tax.
DWS RREEF Real Estate Fund II, Inc.	715,386,118	0.850%	Yes	The fund seeks total return through a combination of high current income and capital appreciation potential.
DWS RREEF Real Estate Fund, Inc.	390,780,958	0.850%	Yes	The fund seeks total return through a combination of high current income and capital appreciation potential.
DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.	222,119,452	0.900%	No	The fund seeks high current income and capital appreciation.
DWS Strategic Income Trust	62,996,475	0.850%	No	The fund seeks high current income.

DWS Strategic Municipal Income Trust	132,662,233	0.600%	No	The fund seeks a high level of current income exempt from federal income tax.
The Central Europe and Russia Fund, Inc.	1,047,505,416	Management: 0.650% to $100 million 0.550% next $400 million 0.500% over $500 million Advisory: 0.350% to $100 million 0.250% over $100 million	No	The fund seeks long-term capital appreciation.
The European Equity Fund, Inc.	178,930,238	Management: 0.650% to $50 million 0.550% over $50 million Advisory: 0.350% to $100 million 0.250% over $100 million	No	The fund seeks long-term capital appreciation.
The New Germany Fund, Inc.	511,850,890	Management: 0.650% to $100 million 0.550% next $400 million 0.500% over $500 million Advisory: 0.350% to $100 million 0.250% over $100 million	No	The fund seeks long-term capital appreciation.
Insurance/Annuity Funds
DWS Bond VIP	231,904,682	0.390% to $250 million 0.365% next $750 million 0.340% thereafter	Yes	The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.
DWS Capital Growth VIP	1,148,160,721	0.390% to $250 million 0.365% next $750 million 0.340% thereafter	Yes	The portfolio seeks to provide long-term growth of capital.

DWS Global Opportunities VIP	350,084,104	0.890% to $500 million 0.875% next $500 million 0.860% next $1.0 billion 0.845% thereafter	Yes	The portfolio seeks above-average capital appreciation over the long term.
DWS Growth & Income VIP	270,914,082	0.390% to $250 million 0.365% next $750 million 0.340% thereafter	Yes	The portfolio seeks long-term growth of capital, current income and growth of income.
DWS Health Care VIP	108,299,812	0.665% to $250 million 0.640% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter	No	The portfolio seeks long-term growth of capital.
DWS International VIP	809,023,545	0.790% to $500 million 0.640% thereafter	Yes	The portfolio seeks long-term growth of capital.
DWS Equity 500 Index VIP	1,227,535,118	0.200% to $1.0 billion 0.175% next $1.0 billion 0.150% thereafter	Yes

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies.

DWS RREEF Real Estate Securities VIP	18,259,943	0.900% to $250 million 0.875% next $250 million 0.850% next $500 million 0.825% next $1.5 billion 0.800% thereafter	Yes	The portfolio’s investment objectives are long-term capital appreciation and current income.

DWS Small Cap Index VIP	416,397,245	0.350%	Yes	The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
DWS Balanced VIP	565,366,188	0.470% to $250 million 0.445% next $750 million 0.410% thereafter	Yes	The portfolio seeks high total return, a combination of income and capital appreciation.
DWS Blue Chip VIP	289,064,196	0.650% to $250 million 0.620% next $750 million 0.600% next $1.5 billion 0.580% next $2.5 billion 0.550% next $2.5 billion 0.530% next $2.5 billion 0.510% next $2.5 billion 0.490% thereafter	No	The portfolio seeks growth of capital and income.
DWS Conservative Allocation VIP	56,746,797	0.150% to $500 million 0.140% next $500 million 0.130% next $500 million 0.120% next $1.0 billion 0.110% thereafter	Yes	The portfolio seeks a balance of current income and long-term growth of capital with an emphasis on current income.
DWS Core Fixed Income VIP	367,566,562	0.600% to $250 million 0.570% next $750 million 0.550% next $1.5 billion 0.530% next $2.5 billion 0.500% next $2.5 billion 0.480% next $2.5 billion 0.460% next $2.5 billion 0.440% thereafter	Yes	The portfolio seeks high current income.
DWS Davis Venture Value VIP	379,529,907	0.950% to $250 million 0.925% next $250 million 0.900% next $500 million 0.875% next $1.5 billion 0.850% thereafter	Yes	The portfolio seeks growth of capital.

DWS Dreman High Return Equity VIP	940,651,417	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	Yes	The portfolio seeks to achieve a high rate of total return.
DWS Dreman Small Mid Cap Value VIP	564,544,893	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	No	The portfolio seeks long-term capital appreciation.
DWS Global Thematic VIP	180,304,168	1.000% to $250 million 0.950% next $500 million 0.900% next $750 million 0.850% next $1.5 billion 0.800% thereafter	Yes	The portfolio seeks long-term capital growth.
DWS Government & Agency Securities VIP	203,196,042	0.550% to $250 million 0.530% next $750 million 0.510% next $1.5 billion 0.500% next $2.5 billion 0.480% next $2.5 billion 0.460% next $2.5 billion 0.440% next $2.5 billion 0.420% thereafter	Yes	The portfolio seeks high current income consistent with preservation of capital.
DWS Growth Allocation VIP	207,775,002	0.150% to $500 million 0.140% next $500 million 0.130% next $500 million 0.120% next $1.0 billion 0.110% thereafter	Yes	The portfolio seeks long-term growth of capital.

DWS High Income VIP	301,081,672	0.600% to $250 million 0.570% next $750 million 0.550% next $1.5 billion 0.530% next $2.5 billion 0.500% next $2.5 billion 0.480% next $2.5 billion 0.460% next $2.5 billion 0.440% thereafter	No	The portfolio seeks to provide a high level of current income.
DWS International Select Equity VIP	269,151,952	0.750% to $1.5 billion 0.735% next $1.75 billion 0.720% next $1.75 billion 0.705% thereafter	No	The portfolio seeks capital appreciation.
DWS Janus Growth & Income VIP	189,766,750	0.750% to $250 million 0.725% next $750 million 0.700% next $1.5 billion 0.675% thereafter	No	The portfolio seeks long-term capital growth and current income.
DWS Large Cap Value VIP	287,696,699	0.650% to $250 million 0.625% next $750 million 0.600% next $1.5 billion 0.575% next $2.5 billion 0.550% next $2.5 billion 0.525% next $2.5 billion 0.500% next $2.5 billion 0.475% thereafter	No	The portfolio seeks to achieve a high rate of total return.
DWS Mid Cap Growth VIP	58,719,896	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	Yes	The portfolio seeks long-term capital growth.
DWS Moderate Allocation VIP	177,056,417	0.150% to $500 million 0.140% next $500 million 0.130% next $500 million 0.120% next $1.0 billion 0.110% thereafter	Yes	The portfolio seeks a balance of long-term growth of capital and current income with an emphasis on growth of capital.

DWS Money Market VIP	358,211,990	0.385% to $500 million 0.370% next $500 million 0.355% next $1.0 billion 0.340% thereafter	Yes	The portfolio seeks maximum current income to the extent consistent with stability of principal.
DWS Small Cap Growth VIP	208,110,044	0.650% to $250 million 0.625% next $750 million 0.600% thereafter	Yes	The portfolio seeks maximum appreciation of investors’ capital.
DWS Strategic Income VIP	109,124,955	0.650% to $250 million 0.620% next $750 million 0.600% next $1.5 billion 0.580% next $2.5 billion 0.550% next $2.5 billion 0.530% next $2.5 billion 0.510% next $2.5 billion 0.490% thereafter	No	The portfolio seeks a high current return.
DWS Technology VIP	178,294,316	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	No	The portfolio seeks growth of capital.
DWS Turner Mid Cap Growth VIP	143,374,748	0.800% to $250 million 0.785% next $250 million 0.770% next $500 million 0.755% thereafter	Yes	The portfolio seeks capital appreciation.

( The investment management fees provided above are based on the average daily net assets of a fund.

** If the fund no longer invests in the master fund, the management fee will be 0.150%.

EXHIBIT O

DWS FUNDS

(CHICAGO BOARD)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

ADOPTED JULY  18, 2001

AMENDED JANUARY  15, 2003

AMENDED MARCH  17, 2004

AMENDED NOVEMBER  16, 2005

AMENDED FEBRUARY  17, 2006

I.	PURPOSE

The Nominating and Governance Committee is a committee of the Board of the Fund. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance and Procedures Guidelines. It is also intended to serve as the Fund’s “qualified legal compliance committee” (“QLCC”).

II.	COMPOSITION

The Nominating and Governance Committee shall be comprised of three or more board members4 as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940. In addition, so long as the Nominating and Governance Committee serves as the Fund’s QLCC, at least one member of the Nominating and Governance Committee shall also be a member of the Fund’s Audit Committee.

The members and Chairman of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III.	MEETINGS

The Nominating and Governance Committee shall meet three times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties as the Nominating and Governance Committee, the Committee shall:

____________________

4 To the extent the Fund is organized as a Massachusetts business trust, any references to “directors” or “board members” shall be deemed to mean “trustees.”

A.	Board Nominations and Functions
1.

Identify and recommend individuals for membership on the Board. Candidates shall be selected based upon a thorough identification and evaluation process that is designed to recruit and retain well-qualified Board members who will enhance the Board’s ability to serve the interests of shareholders. In addition, the following factors are taken into consideration:

(a)

The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience to enable the Board to provide effective oversight of the Fund’s regulatory and business issues.

(b)	Candidates should exhibit high standards of personal integrity, commitment to representing shareholders and independence of thought and judgment.
(c)

Candidates should commit to dedicate sufficient time, energy and attention to ensure the diligent performance of all duties, including attendance at meetings of the Board and committees on which the Board member serves and review in advance of all meeting materials.

2.

Evaluate candidates recommended for membership on the Board. Recommendations for candidates may come from shareholders, from other directors or from the Fund’s investment manager. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund’s Secretary for the attention of the Chairman of the Nominating and Governance Committee. Suggestions for candidates must include a resume of the candidate.

3.	Retain any search firm to identify Board member candidates, at the expense of the Fund, if, in the Committee’s judgment, this is appropriate.
4.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.
5.	Review the Board Governance Procedures and Guidelines, annually, and recommend changes, if any, to the Board.
6.	Review annually Independent Director compensation, including compensation deferral programs and Fund ownership criteria, and recommend any appropriate changes to the Independent Directors as a group.
7.	Coordinate with legal counsel to the Independent Directors an annual evaluation of the performance of the Board.
8.

Oversee the development and implementation by the Fund’s investment manager and legal counsel for the Independent Directors of a program for the orientation of new Independent Directors and ongoing education for Independent Directors.

B.	Committee Nominations and Functions
1.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.
2.

Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Insurance
1.	At least annually, review the Fund’s fidelity bond for appropriateness of the type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.
2.

At least annually, review the Fund’s directors and officers and errors and omissions insurance coverage for appropriateness of the type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement.

3.	At least annually, review other insurance policies and assess needs for other types of coverage.
D.	Proxy Voting
1.	At least annually, review the proxy voting policies and procedures.
2.	Review quarterly reports regarding proxy voting conflicts.
E.	Compliance and Legal Matters
1.	Review compliance with the relevant codes of ethics and consider any proposed changes to the codes of ethics.
2.	Review Fund governance structure for compliance with legal requirements.
3.	Monitor the performance of legal counsel employed by the Fund and the Independent Directors, and be responsible for the supervision of counsel to the Independent Directors.
4.	As needed, review Fund litigation matters.
V.	Qualified Legal Compliance Committee

The Nominating and Governance Committee shall serve as the Fund’s QLCC within the meaning of the rules of the Securities and Exchange Commission codified in Part 205 in Title 17 of the Code of Federal Regulations. To fulfill its responsibilities and duties as the QLCC, the Nominating and Governance Committee shall:

A.	Receipt, Retention and Consideration of Reports
1.

Adopt written procedures for the confidential receipt, retention and consideration of any reports of evidence of a material violation of any federal or state securities laws, a material breach of a fiduciary duty arising under any federal or state laws or a similar material violation of any federal or state law by the Fund or any of its officers, trustees, employees or agents (a “Report of Material Violation”).

2.	Consider, on a confidential basis, the appropriate treatment of a Report of Material Violation.
B.	Investigation of Reports of Material Violation
1.	Upon receipt of a Report of Material Violation, the Nominating and Governance Committee shall:
(a)	Inform the Fund’s President of the report, unless the Nominating and Governance Committee determines such notification would be futile;
(b)	Determine whether an investigation is necessary.
2.	If after considering the Report of Material Violation, the Nominating and Governance Committee determines an investigation is necessary or appropriate, it shall:
(a)	Notify the full Board of the Fund;
(b)

Initiate an investigation, which may be conducted by the Nominating and Governance Committee, by counsel, by the Fund’s Chief Compliance Officer or by another party authorized by the Nominating and Governance Committee; and

(c)	Retain such additional experts or personnel as the Nominating and Governance Committee deems necessary.
C.	Making Recommendations for Adoption of Appropriate Response

At the conclusion of any such investigation, the Nominating and Governance Committee shall:

1.	Recommend that the Fund implement an appropriate response to evidence of a material violation, which may include:
(a)	A finding that no material violation has occurred, is ongoing or is about to occur;
(b)

The adoption of appropriate remedial measures, including appropriate steps or sanctions to stop any material violations that are ongoing, to prevent any material violation that has yet to occur and to remedy or otherwise appropriately address any material violation that has already occurred and to minimize the likelihood of its recurrence; or

(c)	A report, after the retention or direction of counsel to review the reported evidence of a material violation, that either (i) the Fund has substantially implemented any remedial recommendations made by such counsel after a reasonable investigation and evaluation of the reported evidence or (ii) the Fund may, consistent with a conclusion not in conflict with such counsel’s professional obligations, assert a colorable defense on behalf of the Fund, its officers, directors, employees or agents, in an investigation or judicial or administrative proceeding relating to the reported evidence of a material violation.

2.	Inform the President and the Board of the Fund of the results of any such investigation and the appropriate remedial measures to be adopted.
D.	Authority to Notify the SEC

The Nominating and Governance Committee shall take all other action that it deems appropriate, including notifying the Securities and Exchange Commission, in the event that the Fund fails in any material respect to implement an appropriate response that the Nominating and Governance Committee, as the QLCC, has recommended the Fund take.

E.	Reporting to the Board of the Fund

The Nominating and Governance Committee shall report periodically to the Board. This report will include a review of the Reports of Material Violation received, the investigation conducted, conclusions reached and responses recommended by the Nominating and Governance Committee acting as the QLCC and other matters that the Nominating and Governance Committee acting as the QLCC deems appropriate or as requested by the Board of the Fund.

F.	Procedures

The Nominating and Governance Committee acting as the QLCC may act only by majority vote.

VI.	Other Powers and Responsibilities
A.	Review this Charter, annually, and recommend changes, if any, to the Board.
B.

Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

C.	Perform any other activities consistent with this Charter, the Fund’s Charter, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.
D.

Maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Nominating and Governance Committee deems necessary or appropriate.

EXHIBIT  P

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

[To Be Provided]

EXHIBIT  Q

INFORMATION ABOUT OTHER FUNDS SUB-ADVISED BY DEAMI

Fund Name	Net Assets As of12/31/06 ($)	Current Sub-Advisory Fee Schedule	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective

[To Be Provided]

EXHIBIT  R

PORTFOLIO MANAGEMENT

The following individual is expected to handle the day-to-day portfolio management of a portion of the large cap value allocation of the DWS Balanced Fund:

Thomas Schuessler, PhD

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
•	US and Global Fund Management: Frankfurt
•	PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

DWS Alternative Asset Allocation Plus Fund

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Core Plus Allocation Fund

DWS Disciplined Long/Short Growth Fund

DWS Disciplined Long/Short Value Fund

DWS Disciplined Market Neutral Fund

DWS Dreman Concentrated Value Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS High Income Fund

DWS Large Cap Value Fund

DWS LifeCompass Protect Fund

DWS LifeCompass Income Fund

DWS New York Tax-Free Income Fund

DWS Strategic Income Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

[P.O. BOX _____]

[ADDRESS]

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL,

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL FREE [________________] OR

LOG ON TO [WWW.__________________]

PROXY

SPECIAL MEETING OF SHAREHOLDERS – March [___], 2008

The undersigned hereby appoints John Millette, Patricia DeFilippis and Caroline Pearson, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Deutsche ______ _____________, _____________, ___________, ___________, __________ _______ on March [___], 2008, at _:00 p.m., Eastern time, and at any adjournments or postponements thereof. Any and all proxies heretofore given are hereby revoked.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF THE PROPOSALS.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.
Dated __________________, 2008

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

PLEASE REFER TO PROXY STATEMENT TO SEE WHICH PROPOSAL IS APPLICABLE TO YOUR FUND(S).

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [ X ]
PLEASE DO NOT USE FINE POINT PENS.

PROPOSAL I

Election of Board Members

NOMINEES:	(01) John W. Ballantine (02) Henry P. Becton, Jr. (03) Dawn-Marie Driscoll (04) Keith R. Fox (05) Paul K. Freeman	(06) Kenneth C. Froewiss (07) Richard J. Herring (08) William McClayton (09) Rebecca W. Rimel	(10) William N. Searcy, Jr. (11) Jean Gleason Stromberg (12) Robert H. Wadsworth (13) Axel Schwarzer	FOR ALL NOMINEES LISTED (EXCEPT AS NOTED AT LEFT)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY ABOVE.				[ ]	[ ]		I.
				FOR	AGAINST	ABSTAIN
PROPOSAL II-A Approval of an Amended and Restated Investment Management Agreement.				[ ]	[ ]	[ ]	II-A.
PROPOSAL II-B Approval of a Subadviser Approval Policy.				[ ]	[ ]	[ ]	II-B.
PROPOSAL III Approval of a Revised Fundamental Investment Policy Regarding Commodities.				[ ]	[ ]	[ ]	III.
PROPOSAL IV-A Approval of Amended and Restated Declarations of Trust.				[ ]	[ ]	[ ]	IV-A.

PROPOSAL IV-B Approval of Amended and Restated Declaration of Trust.	[ ]	[ ]	[ ]	IV-B.
PROPOSAL IV-C Approval of Articles of Amendment and Restatement.	[ ]	[ ]	[ ]	IV-C.
PROPOSAL V Approval of a Sub-Advisory Agreement Between DIMA and DeAMi.	[ ]	[ ]	[ ]	V.
THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.